Symetra Life Insurance Company
Financial Statements – Statutory Basis

December 31, 2024
With Independent Auditors' Report

SYMETRA LIFE INSURANCE COMPANY
FINANCIAL STATEMENTS – STATUTORY BASIS

Independent Auditors’ Report
The Board of Directors and Stockholder
Symetra Life Insurance Company:
Opinions
We have audited the financial statements of Symetra Life Insurance Company (the Company), which comprise the balance sheets - statutory basis as of December 31, 2024 and 2023, and the related statements of operations - statutory basis, changes in capital and surplus - statutory basis, and cash flow - statutory basis for each of the years in the three years ended December 31, 2024, and the related notes to the financial statements - statutory basis.
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flow for each of the years in the three years ended December 31, 2024 in accordance with accounting practices prescribed or permitted by the Iowa Insurance Division, Department of Insurance and Financial Services described in Note 2.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the years in the three years ended December 31, 2024.
Basis for Opinions
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Iowa Insurance Division, Department of Insurance and Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles are also described in Note 2
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Iowa Insurance Division, Department of Insurance and Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.
Auditors’ Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
●Exercise professional judgment and maintain professional skepticism throughout the audit.
●Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
●Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.
/s/ KPMG LLP
Seattle, Washington
March 25, 2025

SYMETRA LIFE INSURANCE COMPANY
BALANCE SHEETS – STATUTORY BASIS
(In millions, except share and per share data)

	As of December 31,
	2024	2023
ADMITTED ASSETS
Bonds	$33,803.1	$31,983.6
Preferred stocks	110.7	106.4
Common stocks	807.5	622.1
Mortgage loans	8,900.6	7,850.9
Cash, cash equivalents, and short-term investments	1,641.6	2,258.9
Derivatives	405.0	272.8
Other invested assets	1,100.4	903.4
Total cash and invested assets	46,768.9	43,998.1
Accrued investment income	362.1	355.6
Deferred and uncollected premiums (net of loading of $0.3 and $0.3)	(1,500.2)	(1,181.0)
Deferred tax assets, net	201.2	152.9
Current federal income taxes recoverable	23.8	19.6
Other receivables	1,695.0	1,409.9
Separate account assets	9,685.7	8,130.3
Total admitted assets	$57,236.5	$52,885.4
LIABILITIES AND CAPITAL AND SURPLUS
Life and annuity reserves	$36,575.9	$34,002.7
Accident and health reserves	291.2	269.1
Policy and contract claims	148.4	135.7
Liability for deposit-type contracts	4,602.9	4,255.8
Unearned premiums and annuity considerations	8.2	4.2
Total policy and contract liabilities	41,626.6	38,667.5
Cash collateral held	692.1	570.0
Asset valuation reserve	687.1	591.6
Interest maintenance reserve	68.7	113.3
Funds held under coinsurance agreements	1,463.4	1,349.2
Other liabilities	931.6	1,438.7
Separate account liabilities	9,384.1	7,886.1
Total liabilities	54,853.6	50,616.4
Commitments and contingencies (Note 14)
Capital and surplus (deficit)
Common stock, $250 par value, 20,000 shares authorized, issued and outstanding	5.0	5.0
Gross paid-in and contributed surplus	1,089.0	1,089.0
Unassigned funds	1,288.9	1,175.0
Total capital and surplus	2,382.9	2,269.0
Total liabilities and capital and surplus	$57,236.5	$52,885.4
See accompanying notes.

SYMETRA LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS – STATUTORY BASIS
(In millions)

	For the Year Ended December 31,
	2024	2023	2022
Premiums and other revenues:
Premiums and annuity considerations	$3,925.0	$3,528.4	$3,450.3
Net investment income	2,192.4	1,757.2	1,240.7
Amortization of interest maintenance reserve	1.2	21.6	44.9
Separate account fees and other	237.5	131.6	150.7
Commissions and expense allowances on reinsurance ceded, net	647.6	438.2	342.7
Reserve adjustment on reinsurance ceded	4,682.1	4,458.6	3,124.7
Other income	41.2	40.0	26.1
Total premiums and other revenues	11,727.0	10,375.6	8,380.1
Benefits:
Death benefits	325.2	326.2	364.2
Annuity benefits	343.2	337.1	330.7
Surrender and maturity benefits	5,534.4	5,785.0	4,008.8
Accident and health and other benefits	584.6	546.4	387.6
Increase in policy reserves	2,564.7	2,010.4	1,603.5
Total benefits	9,352.1	9,005.1	6,694.8
Insurance expenses and other deductions:
Commissions	615.5	510.5	385.6
General insurance expenses	727.3	637.0	581.4
Net transfers to (from) separate accounts	872.0	137.2	547.2
Total insurance expenses and other deductions	2,214.8	1,284.7	1,514.2
Gain (loss) from operations before federal income taxes and net realized capital gains (losses)	160.1	85.8	171.1
Federal income tax expense (benefit)	81.6	96.7	59.8
Gain (loss) from operations before net realized capital gains (losses)	78.5	(10.9)	111.3
Net realized capital gains (losses) (net of federal income taxes and transfer to interest maintenance reserve)	104.7	102.5	(26.8)
Net income (loss)	$183.2	$91.6	$84.5
See accompanying notes.

SYMETRA LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS – STATUTORY BASIS
(In millions)

	Common Stock	Gross Paid-In and Contributed Surplus	Unassigned Funds	Total Capital and Surplus
Balances as of January 1, 2022	$5.0	$964.0	$1,371.1	$2,340.1
Net income (loss)	—	—	84.5	84.5
Change in net unrealized capital gains (losses), including foreign exchange	—	—	(92.8)	(92.8)
Change in net deferred income taxes	—	—	88.1	88.1
Change in nonadmitted assets	—	—	(74.3)	(74.3)
Change in liability for unauthorized reinsurance	—	—	(70.8)	(70.8)
Change in reserve on account of change in valuation basis	—	—	12.0	12.0
Change in asset valuation reserve	—	—	84.5	84.5
Change in surplus in separate accounts	—	—	(2.7)	(2.7)
Capital contribution from Parent	—	125.0	—	125.0
Balances as of December 31, 2022	5.0	1,089.0	1,399.6	2,493.6
Correction of prior period errors	—	—	2.8	2.8
Balances as of January 1, 2023	5.0	1,089.0	1,402.4	2,496.4
Net income (loss)	—	—	91.6	91.6
Change in net unrealized capital gains (losses), including foreign exchange	—	—	51.6	51.6
Change in net deferred income taxes	—	—	61.3	61.3
Change in nonadmitted assets	—	—	(59.7)	(59.7)
Change in liability for unauthorized reinsurance	—	—	70.8	70.8
Change in reserve on account of change in valuation basis	—	—	(9.1)	(9.1)
Change in asset valuation reserve	—	—	(228.9)	(228.9)
Change in surplus in separate accounts	—	—	2.0	2.0
Dividends to Parent	—	—	(207.0)	(207.0)
Balances as of December 31, 2023	5.0	1,089.0	1,175.0	2,269.0
Correction of prior period errors	—	—	(9.9)	(9.9)
Balances as of January 1, 2024	5.0	1,089.0	1,165.1	2,259.1
Net income (loss)	—	—	183.2	183.2
Change in net unrealized capital gains (losses), including foreign exchange	—	—	28.3	28.3
Change in net deferred income taxes	—	—	54.3	54.3
Change in nonadmitted assets	—	—	(23.6)	(23.6)
Change in liability for unauthorized reinsurance	—	—	(1.3)	(1.3)
Change in reserve on account of change in valuation basis	—	—	(22.6)	(22.6)
Change in asset valuation reserve	—	—	(95.5)	(95.5)
Change in surplus in separate accounts	—	—	1.0	1.0
Balances as of December 31, 2024	$5.0	$1,089.0	$1,288.9	$2,382.9
See accompanying notes.

SYMETRA LIFE INSURANCE COMPANY
STATEMENTS OF CASH FLOW – STATUTORY BASIS
(In millions)

	For the Year Ended December 31,
	2024	2023	2022
Cash flows from operating activities
Premiums and annuity considerations collected	$4,430.5	$3,666.5	$4,345.6
Net investment income received	2,097.0	1,805.0	1,460.6
Commissions and expense allowance on reinsurance ceded	471.6	427.3	267.6
Other income	(809.1)	223.8	250.2
Net transfers (to) from separate accounts	(944.2)	(152.8)	(574.5)
Benefits and loss-related payments	(2,038.0)	(2,586.9)	(1,992.0)
Commissions, other expenses, and taxes paid	(392.8)	(1,162.3)	(1,923.9)
Federal income taxes received (paid)	(91.5)	(88.5)	(55.7)
Net cash provided by (used in) operating activities	2,723.5	2,132.1	1,777.9
Cash flows from investing activities
Proceeds from investments sold, matured, or repaid:
Bonds	9,418.5	7,880.7	5,582.1
Mortgage loans	720.2	548.7	831.4
Other invested assets	1,498.9	760.3	307.1
Cost of investments acquired:
Bonds	(11,330.8)	(9,030.4)	(7,202.0)
Mortgage loans	(1,770.6)	(1,274.2)	(1,147.7)
Other invested assets	(1,458.6)	(697.6)	(813.1)
Other, net	(60.3)	(34.5)	(5.6)
Net cash provided by (used in) investing activities	(2,982.7)	(1,847.0)	(2,447.8)
Cash flows from financing activities
Capital contribution from Parent	—	—	125.0
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	340.0	(1.3)	556.7
Net receipts from (transfers to) Parent, subsidiaries, and affiliates	(1.9)	(1.7)	(17.6)
Dividends to Parent	—	(207.0)	—
Other, net	(696.2)	1,225.2	(100.1)
Net cash provided by (used in) financing activities	(358.1)	1,015.2	564.0
Net increase (decrease) in cash	(617.3)	1,300.3	(105.9)
Cash, cash equivalents, and short-term investments, beginning of year	2,258.9	958.6	1,064.5
Cash, cash equivalents, and short-term investments, end of year	$1,641.6	$2,258.9	$958.6

Supplemental disclosures of cash flow information
Non-cash transactions during the year:
Bonds and stock exchanges	$299.7	$90.8	$116.1
Initial premium ceded on reinsurance transactions	230.4	—	—
Initial ceding commission on reinsurance transactions	139.3	—	—
Mortgage loans – refinances	132.5	23.2	53.8
Amortization of option costs under Iowa Administrative Code 191-97	105.6	62.1	225.9
Present value of future commitments related to tax credits	83.3	34.1	1.6
See accompanying notes.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

1. Description of Business
Symetra Life Insurance Company (the Company) is a stock life insurance company domiciled in the state of Iowa, and a wholly-owned subsidiary of Symetra Financial Corporation (the Parent), a Delaware Corporation. The Company has three wholly-owned subsidiaries: Symetra National Life Insurance Company, First Symetra National Life Insurance Company of New York, and Symetra Reinsurance Corporation (SRC). The Company's parent is a wholly-owned subsidiary of Sumitomo Life Insurance Company, a mutual company (sougo kaisha) organized under the laws of Japan.
The Company offers products and services that serve the retirement, employment-based benefits, and life insurance markets. These products and services are marketed through financial institutions, broker-dealers, financial professionals, independent agents, and benefits consultants in 49 states and the District of Columbia. The Company’s principal product lines include:

Retirement	Benefits	Individual Life
Fixed deferred annuities (DA)	Medical stop-loss insurance	Term life insurance
Fixed indexed annuities (FIA)	Group life insurance	Universal life (UL) insurance
Registered index-linked annuities (RILA)	Disability income (DI) insurance	Indexed universal life (IUL) insurance
Single premium immediate annuities (SPIA)	Short-term disability (STD)	Variable universal life (VUL) insurance
	Long-term disability (LTD)	Bank-owned life insurance (BOLI)
Group voluntary benefits
Absence management
Paid family and medical leave
The Company also services a block of in-force income annuities that has been fully reinsured since 2018 and includes all of the Company's structured settlement annuities. Refer to Note 7 for further discussion.
2. Summary of Significant Accounting Policies
Basis of Presentation and Use of Estimates
The financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Iowa Insurance Division, Department of Insurance and Financial Services (the Department). Companies domiciled in the state of Iowa prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the Department.
Under Iowa Bulletin 07-06, the Department allows insurance companies with approval from the commissioner to use other than market value for assets held in a separate account where general account guarantees are present. The Company, with explicit permission from the Department, is permitted to account for the separate account assets related to its BOLI and RILA business at other than market value. The assets of the BOLI and RILA separate accounts primarily include bonds and commercial mortgage loans that are accounted for in accordance with the guidance otherwise applicable to these assets. Therefore, there is no impact to net income or surplus.
Under Iowa Bulletin 06-01, the Department allows insurance companies to record the change in the fair value of derivative instruments used to economically hedge indexed products in income, consistent with how the change in indexed product reserves is recorded. The Company uses this election for its IUL and RILA products. This election has no net impact on surplus.
Under Iowa Administrative Code (IAC) 191-97, the Department allows companies to account for eligible derivative assets using the amortized cost method if the company can demonstrate that they meet the criteria for an economic hedge. Furthermore, IAC 191-97 also prescribes the use of a reserve calculation methodology for indexed annuity products that only reflects credited interest on reserves at the conclusion of the index term based on actual index performance. The Company uses this election for its FIA products.
The Company has received explicit permission from the Department to record certain financial instruments held in segregated portfolios through income instead of surplus. These instruments are held in segregated portfolios related to investments supporting reinsurance transactions. The segregated portfolios include investments supporting a block of structured settlement annuities in connection with the Income Annuities Inforce Reinsurance Transaction in 2018 and others related to investments supporting blocks of FIA and DA in connection with the Symetra Bermuda Re Ltd. Reinsurance Transactions described in Note 7. The change in the fair value of these assets is settled with the reinsurers quarterly in accordance with the reinsurance agreements.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The state of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC statutory accounting principles (SAP) related to the admission of a variable funding note as capital and surplus. SRC, a wholly-owned subsidiary of the Company, is entitled to admit as an asset the value of a variable funding note associated with a reinsurance agreement with the Company. There was no impact to net income. If SRC had not used this prescribed practice, the result would not have triggered a regulatory event at the Company. SRC's statutory surplus under the prescribed practice from the state of Iowa was $43.3 and $41.9 as of December 31, 2024 and 2023, respectively. SRC's statutory deficit would have been $31.5 and $33.0 as of December 31, 2024 and 2023, respectively, under SAP.
The impact of the practices described above are summarized as follows:

	For the Year Ended December 31,
	2024	2023	2022
Net income (loss) – Iowa basis	$183.2	$91.6	$84.5
State prescribed practices:
Iowa Bulletin 06-01	(6.8)	(36.6)	50.7
IAC 191-97 – options	36.1	13.2	3.5
IAC 191-97 – reserves	(50.4)	(250.5)	146.4
State permitted practices:
Equity-type investments	(32.4)	(34.3)	59.0
Net income (loss) – NAIC basis	$129.7	$(216.6)	$344.1

	As of December 31,
	2024	2023
Statutory surplus – Iowa basis	$2,382.9	$2,269.0
State prescribed practices:
Variable funding note	(74.8)	(74.9)
IAC 191-97 – options (1)	173.3	137.2
IAC 191-97 – reserves	(220.7)	(290.8)
Statutory surplus – NAIC basis	$2,260.7	$2,040.5
(1)In 2024, the Company elected to change its method for calculating the impact to surplus from the IAC 191-97 - options prescribed practice. Comparative prior year financial statement disclosures have been adjusted to apply the new methodology retrospectively. The originally reported impact to surplus from the IAC 191-97 - options prescribed practice was $(2.2), as of December 31,2023.
The preparation of financial statements in conformity with SAP requires the Company to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The most significant estimates include those used to determine the following: valuation of policy and contract liabilities; the identification and measurement of other-than-temporary impairments (OTTI) of investments; and the admissibility of deferred tax assets (DTAs). The recorded amounts reflect management’s best estimates, though actual results could differ from those estimates. Such estimates and assumptions could change in the future as more information becomes available, which could impact the amounts reported and disclosed herein.
Certain reclassifications have been made to prior year financial information to conform to the current period presentation.
Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). The descriptions of the Company’s significant accounting policies below include the significant variances from GAAP. In 2016, the Company's Parent became a wholly-owned subsidiary of Sumitomo Life Insurance Company, an event which is referred to as the Merger. The Merger was accounted for under the acquisition method of accounting (purchase accounting, or PGAAP). In addition to the differences described, the Company's GAAP-basis financial results are also affected by the application of PGAAP, which results in further differences between GAAP and Statutory-basis accounting.
Accounting Pronouncements Newly Adopted
Statutory Ref No. 2023-29 IMR/AVR Specific Allocations
In 2024, the NAIC adopted revisions to the Annual Statement instructions to remove guidance permitting the allocation of non-interest related losses to interest maintenance reserve (IMR) and to clarify that they should be allocated to asset valuation reserve (AVR). The revisions were effective January 1, 2024. The adoption did not have any impact on the Company's financial statements.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Statutory Ref No. 2023-29 IMR Preferred Stock
In 2024, the NAIC adopted revisions to the Annual Statement instructions to exclude realized gain or loss on perpetual preferred and mandatory convertible preferred stock from IMR and report them through AVR, regardless of NAIC designation. The adoption was effective March 2024. The adoption did not have any impact on the Company's financial statements.
Statutory Ref No. 2023-26 ASU 2023-06 Disclosure Improvements
In 2024, the NAIC adopted, with modification, certain disclosures from ASU 2023-06, Disclosure Improvements, Codification Amendments in response to the SEC's Disclosure Update and Simplification Initiative, for statutory accounting within SSAP No. 15 - Dept and Holding Company Obligations and SSAP No. 86 - Derivatives. The disclosure revisions include disclosures for unused commitments and lines of credit, disaggregated by short-term and long-term and disclosure of the derivative cash flow accounting policy. The adoption was effective immediately August 13, 2024. The adoption did not have any impact on the Company's financial statements, but did result in additional disclosures.
Statutory Ref No. 2022-14b State and Federal Tax Credits
In 2024, the NAIC adopted revisions to SSAP 94 - Transferable and Non-Transferable State Tax Credits which expanded the scope of the SSAP to include all purchased, and certain allocated, state and federal income or premium tax credits and provide new guidance on the accounting, recognition, and reporting for state and federal tax credits. The revisions are effective January 1, 2025, with early adoption allowed.
The Company early adopted the revisions as of January 1, 2024 on a prospective basis and updated its internal processes and controls to ensure compliance with the revised SSAP. The adoption did not have a material impact on the Company's financial statements or disclosures herein.
Statutory Ref. No. 2023-28 Collateral Loan Reporting
In 2024, the NAIC adopted revisions to SSAP No. 21 Collateral Loan Reporting: SAP Clarification, to incorporate a collateral loan disclosure to detail admitted and nonadmitted collateral loans in accordance with the underlying collateral supporting the loan. The revisions are effective and the Company adopted the revisions as of December 31, 2024 and updated its internal processes and controls to ensure compliance with the revised SSAP. The adoption did not have a material impact on the Company's financial statements or disclosures herein.
Statutory Ref No. 2022-19 Negative IMR
In 2023, the NAIC adopted interpretation (INT) 23-01 which provides a temporary, optional INT to allow reporting entities with risk-based capital (RBC) greater than 300%, after certain adjustments, admittance of net negative or disallowed IMR up to 10% of the reporting entity’s adjusted general account capital and surplus. The INT includes specific guidance regarding restrictions as to what should be included in or excluded from the IMR and calculations, specific guidance for general account versus separate accounts, as well as specific reporting and disclosure requirements. INT 23-01 is effective until December 31, 2025 and will be automatically nullified on January 1, 2026, but the effective date can be adjusted in response to regulatory actions to establish statutory accounting guidance specific to net negative or disallowed IMR.
The Company does not have negative IMR as of December 31, 2024. The Company has not yet elected to apply the optional INT, but is permitted to do so until January 1, 2026. The Company would evaluate the impact of the election on its policies, processes, and applicable systems and make a determination if IMR becomes net negative.
Accounting Pronouncements Not Yet Adopted
Statutory Ref No. 2019-21 Bond Definition
In 2023, the NAIC adopted revisions to SSAP No. 26, Bonds, and SSAP No. 43, Loan-Backed and Structured Securities, for the principles-based bond definition and the accounting for bonds (issuer credit obligations and asset-backed securities), as well as revisions to various SSAPs that have been updated to reflect the revised definition and/or SSAP references. The revisions are effective January 1, 2025.
The Company is currently evaluating the impact of the revised SSAPs and reviewing its policies, processes, and applicable systems to determine the impact the revisions will have on its operations and financial statements. The Company plans to adopt the revisions effective January 1, 2025.
Statutory Ref No. 2022-14a Investments in Tax Credit Structures
In 2024, the NAIC adopted new SAP concept revisions to expand the scope of SSAP No. 93, Low-Income Housing Tax Credit Property Investments to include all federal and state tax credit investment structures, regardless of structure and type of state or

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
federal tax program, and provide new guidance on the accounting, recognition, and reporting of tax credit investment structures. The revisions are effective January 1, 2025.
The Company is currently evaluating the impact of the revised SSAPs and reviewing its policies, processes, and applicable systems to determine the impact the revisions will have on its operations and financial statements. The Company plans to adopt the revisions prospectively, effective January 1, 2025.
Statutory Ref No. 2023-17 Short-Term Investments
In 2023, the NAIC adopted revisions to SSAP No. 2, Cash, Cash Equivalents, Drafts, and Short-Term Investments. The adopted revisions further restrict the investments that are permitted to be reported as cash equivalent and short-term investments. The revisions are effective January 1, 2025.
No impact is expected on the Company's financial statements upon adoption. The Company plans to adopt the revisions effective January 1, 2025.
Statutory Ref. No. 2024-08 Consistency Revisions for Residuals
In 2024, the NAIC adopted revisions to incorporate clarifying edits for residuals, so that all applicable SSAPs refer to SSAP No. 21 - Other Admitted Assets for the formal definition of residuals and the accounting and reporting guidance.
The Company is currently evaluating the impact of the revised SSAPs and reviewing its policies, processes, and applicable systems to determine the impact the revisions will have on its operations and financial statements. The Company plans to adopt the revisions effective January 1, 2025.
Statutory Ref No. 2024-09 SSAP No. 2 Clarification
In 2024, the NAIC adopted revisions to eliminate lingering references implying that asset-backed securities, mortgage loans, or other Schedule BA items are permitted to be reported as cash equivalents or short-term investments. The revisions are effective January 1, 2025.
No impact is expected on the Company's financial statements upon adoption. The Company plans to adopt the revisions effective January 1, 2025.
Recognition of Premiums and Annuity Considerations
Premiums for UL policies and annuity considerations with mortality and morbidity risk are recognized as revenue when received. Premiums for traditional individual life policies are recognized annually on the policy anniversary, consistent with the statutory reserving process. Amounts received under deposit-type contracts with no life contingencies, including guaranteed interest and certain group annuity contracts, are recorded as liabilities when received.
Premiums for medical stop-loss policies, group life and DI policies, and absence management and group voluntary benefits policies are recognized when due. Certain types of these policies have retrospective rating features that require premium to be paid or refunded based on claims experience. The Company records its estimate for retrospective premiums in accordance with the terms of each contract as an adjustment to earned premium. The following table presents the amount of net premiums subject to retrospective rating features, and its percentage of total net premiums written on the Company's accident and health contracts:

	For the Year Ended December 31,
	2024		2023		2022
	Amount	%	Amount	%	Amount	%
Net premiums subject to retrospective rating features	$105.1	17.7%	$90.3	17.0%	$101.6	18.6%
Approximately 29% of 2024 premiums were from DA and FIA, 29% were from RILA, 16% were from UL, and 13% were from group life and DI. No other products represented more than 10% of premiums. Two financial institution distributors accounted for approximately 45% of the Company’s total DA, FIA, and RILA sales for the year ended December 31, 2024. DA and FIA sales represent premiums on new policies, net of first year policy lapses and/or surrenders.
Under GAAP, amounts received for UL policies and annuity contracts are reflected as liabilities rather than revenue when received, while traditional individual life premiums are recognized as revenue and considered earned when due.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Policy Acquisition Costs
The costs of acquiring and renewing policies are expensed when incurred.
Under GAAP, the Company defers costs that are directly related to the successful acquisition or renewal of insurance contracts. These primarily include commissions, distribution costs directly related to sales, third-party underwriting costs, and the portion of salaries and benefits directly related to processing successful new and renewal contracts. The Company amortizes acquisition costs over the lives of the contracts or policies. Additionally, in conjunction with the Merger, the Company recorded an asset that represented the right to receive future gross profits from cash flows and earnings of the Company's existing business, or value of business acquired (VOBA). The Company amortizes VOBA in the same manner as policy acquisition costs.
Investments
Bonds, Preferred Stocks, and Common Stocks
The Company carries bonds at amortized cost, using the constant yield method of amortization. Loan-backed securities, including mortgage-backed securities, are stated at amortized cost, and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. Prepayment assumptions are based on current interest rates and the economic environment. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and estimated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security (i.e. the retrospective method). For commercial mortgage-backed interest-only securities, the effective yield is adjusted prospectively for any changes in estimated cash flows. The Company includes any resulting adjustment in net investment income in the current period. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.
All bonds in or near default, which have a NAIC designation of 6, are carried at the lower of amortized cost or fair value.
Redeemable preferred stocks which have characteristics of debt securities and are rated as medium quality or better (NAIC designations 1 to 3) are reported at cost or amortized cost. All other redeemable preferred stocks (NAIC designations 4 to 6) are reported at the lower of cost, amortized cost or fair value. Perpetual preferred stocks, which have characteristics of equity securities are reported at the lower of currently effective call price or fair value.
For those bonds and preferred stocks reported at fair value, the related change in net unrealized capital gains (losses) are recorded in unassigned funds, net of related deferred income taxes.
Unaffiliated common stocks are reported at fair value and the related net unrealized capital gains (losses) are recorded in unassigned funds, net of related deferred income taxes. Federal Home Loan Bank of Des Moines common stocks are reported at cost, which is presumed to be fair value.
Under GAAP, the Company classifies its investments in fixed maturities (bonds and redeemable preferred stocks) as either available-for-sale or trading securities and carries them at fair value. For available-for-sale securities, unrealized gains (losses) are recorded directly to accumulated other comprehensive income (AOCI), net of related deferred acquisition costs (DAC), VOBA, deferred sales inducements (DSI) adjustments, and deferred income taxes. Changes in the fair value of trading securities are reported as realized gains (losses). The Company carries marketable equity securities (common stock) at fair value with changes in fair value reported as realized gains (losses).
The Company’s investments in its insurance subsidiaries are included in affiliated common stocks and are carried at their underlying statutory equity, which was $266.5 and $257.8 as of December 31, 2024 and 2023, respectively. Changes in the carrying value of subsidiaries are recorded directly to unassigned funds (surplus). The Company owns no shares, either directly or indirectly, of the Parent. Under GAAP, the accounts and operations of the subsidiaries are consolidated.
The Company reports interest and dividends earned, including prepayment fees or interest-related make whole payments, in net investment income. Interest income for bonds is recognized using the effective yield method. When the collectability of interest income for bonds is considered doubtful, any accrued but uncollectible interest is deducted from investment income in the current period. The Company then places the securities on nonaccrual status, and they are not restored to accrual status until all delinquent interest and principal is paid.
Investments are considered to be impaired when a decline in fair value below a security’s amortized cost is determined to be other-than-temporary. The Company’s review of investment securities for OTTI includes both quantitative and qualitative criteria, and for loan-backed and structured securities, may include identification of the portion related to credit losses. See Note 3 for additional discussion about the Company’s process for identifying and recording OTTI.
Under GAAP, a fixed maturity with fair value below its amortized cost but is not intended to be sold, is evaluated to determine whether the decline in fair value has resulted from an expected credit loss or other factors (such as market interest rates). The

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
amount of the expected credit loss equals the difference between amortized cost and recovery value of the security, and is limited by the amount that the fair value is less than the amortized cost basis. The expected credit loss is recorded as an allowance, with the initial recognition and subsequent changes recognized in earnings as a realized loss. Amounts determined uncollectible are written off as a reduction to the amortized cost and removed from the allowance. Any remaining non-credit related unrealized loss is recorded in AOCI.
Mortgage Loans
The Company carries mortgage loans on real estate at outstanding principal balances less any recognized impairment. Loans are specifically evaluated for impairment if the Company considers it probable that amounts due according to the terms of the loan agreement will not be collected, or the loan is modified in a troubled debt restructuring. For mortgage loans that the Company determines to be impaired, the Company charges the difference between the estimated fair value of the collateral and the recorded investment in the mortgage loan as a realized investment loss.
The Company accrues interest income on impaired loans to the extent that it is deemed collectible and the loan continues to perform under its original or restructured terms. Accrued interest income that is over 180 days past due and collectible is reported as a nonadmitted asset. Interest income on non-performing loans, defined generally as those in default, close to being in default, or more than 90 days past due, is recognized upon receipt. Loan origination fees are recorded in income upon receipt and origination costs are expensed when incurred.
Under GAAP, a majority of mortgage loans are carried at outstanding principal balances, adjusted for unamortized deferred fees and costs, net of an allowance for expected credit losses. Loan origination fees and costs are deferred and amortized over the life of the loan. Mortgage loans supporting a block of structured settlement annuities in connection with the Income Annuities Inforce Reinsurance Transaction (Note 7) are measured at fair value, with changes in fair value recorded in earnings as realized gains (losses).
Cash, Cash Equivalents, and Short-Term Investments
Cash and cash equivalents consist of cash on deposit and bonds used to facilitate liquidity needs. Cash and cash equivalents are carried at cost, which approximates fair value, and are consistent with GAAP. As of December 31, 2024 and 2023, $1,292.0, or 95.7%, and $1,247.4, or 96.4%, respectively, of total cash was held at one highly rated financial institution.
Short-term investments consist of bonds and other highly liquid investments such as short-term intercompany loans. Short-term bonds are recorded in the same manner as similar long-term investments, and are consistent with GAAP. Short-term intercompany loans are carried at the unpaid principal balance plus accrued interest, and are consistent with GAAP. See Note 13 for further discussion.
Derivatives
The Company uses derivative financial instruments to hedge certain portions of its exposure to equity market risk, interest rate risk, and foreign currency exchange risk. Derivative financial instruments currently held consist primarily of equity market contracts, interest rate swaps, and cross currency swaps.
The accounting for changes in the fair value of derivative instruments depends on whether it qualifies and has been designated for hedge accounting. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Derivative instruments that qualify and are designated for hedge accounting are valued in a manner consistent with the items being hedged. If a derivative instrument does not qualify or is not designated for hedge accounting, it is recognized at fair value with the changes in its fair value recorded as unrealized gains or losses in surplus.
Cross currency swaps and the majority of our interest rate swaps qualify and are designated for hedge accounting and are recognized at amortized cost in the balance sheets. Periodic payments and receipts on these derivatives are recorded on an accrual basis within net investment income. Net realized capital gains (losses) are recognized upon termination or maturity of these contracts in a manner consistent with the hedged item, and when subject to the IMR, are transferred to the IMR, net of taxes.
Cash flows from derivative instruments that are designated and qualify for hedge accounting and economic hedges are reported consistently with the cash flows from the hedged item.
Pursuant to the prescribed practice discussed above, the index options for FIA products are accounted for using the amortized cost method, under which the cost is amortized through investment income on the statements of operations. When the options mature, any value received by the Company is reflected as net investment income. Index options for IUL and RILA products are recorded at fair value, with changes in fair value recorded in capital realized gains (losses) on the statements of operations. Pursuant to the permitted practice discussed above, foreign exchange forwards are recorded at fair value, with changes in fair

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
value recorded in the statements of operations. Other derivatives that do not qualify or are not designated for hedge accounting are recognized at fair value with changes in fair value recorded as unrealized gains or losses in surplus.
The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows for forecasted transactions is 21 years.
Under GAAP, derivative instruments are recorded at fair value, and changes in the fair value of derivative instruments are reported through earnings unless they qualify and are designated for hedge accounting. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of AOCI and reclassified into net income in the same period during which the hedged transaction affects net income.
Other Invested Assets
Other invested assets consist primarily of limited partnership investments, including private debt, private equity, hedge funds, and tax credit investments. Tax credit investments are limited partnerships that are established to fund low-income housing projects and other qualifying purposes, where the primary return on investment is in the form of income tax credits.
The Company has commitments to fund its limited partnership (LP) investments. When the amounts and timing of expected contributions are estimable, the commitments are recorded as part of the carrying value of the investment. When the timing of call amounts is not known, the expected contribution is disclosed as an unfunded commitment.
LP investments held in a segregated portfolio support a block of structured settlement annuities in connection with the Income Annuities Inforce Reinsurance Transaction, and they are reported at net asset value (NAV) as a practical expedient to fair value. Pursuant to the permitted practice from the Department related to equity and equity-type investments discussed above, the changes in fair value of those LP investments are recorded in net realized gains (losses) on the statements of operations.
Under GAAP, limited partnership investments are recorded at fair value. Changes in the fair value of these investments are recorded in net realized gains (losses) on the consolidated statements of operations. The Company elected the fair value option for these investments, regardless of ownership percentage, to standardize the related accounting and reporting.
Tax credit investments primarily consist of low-income housing tax credits (LIHTC) investments. These investments are initially recorded at the present value of all expected contributions, which are considered unconditional and legally binding. Amortization of LIHTC investments is based on the proportion of tax benefits received in the current year to total estimated tax benefits to be allocated to the Company. Write downs for these investments are recorded when the carrying value of the investment exceeds the present value of remaining benefits and it has been determined that future tax benefits will not be received as expected. Write downs are recorded in net realized capital gains (losses).
Under GAAP, tax credit investments are accounted for under the equity method. Typically, the investment is written down over time as partnership losses are allocated to the Company or when the carrying value of the investment exceeds the total amount of remaining benefits. Activity related to these investments is recorded in net realized gains (losses).
Net Realized Capital Gains (Losses)
Net realized capital gains (losses) are determined on a specific-identification basis.
Nonadmitted Assets
Certain assets designated as nonadmitted and other assets not specifically identified as an admitted asset are excluded from the balance sheets and are charged directly to unassigned funds. Nonadmitted assets are composed principally of certain uncollected premiums and agents’ balances, DTAs, accounts and notes receivable, and other assets. Under GAAP, such assets are included in the balance sheets to the extent the assets are recoverable.
Reinsurance
The Company accounts for reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits, and the reserves for policy and contract liabilities are reported net of reinsured amounts. For modified coinsurance agreements, the Company retains the assets and reserves of the underlying business on the balance sheets. The net impact from activity related to modified coinsurance agreements is shown on the reserve adjustment on reinsurance ceded on the statements of operations. For coinsurance with funds withheld agreements, the Company takes a reserve credit for reserves ceded and retains the assets on its balance sheets. A funds withheld liability is established initially for the amount of reserves that were ceded. The reserves are remeasured each period and changes are recorded as an adjustment to the funds withheld liability on the balance sheets.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Initial gains on reinsurance of existing in-force blocks of business are recorded as an increase to surplus, net of federal income tax. This increase to surplus is amortized into income, net of tax, as profits are recognized on the underlying business.
Under GAAP, future policy benefit reserves and policy and contract claims liabilities are reported gross of any related reinsurance recoverables, which are reported as assets. Certain reinsurance contracts meeting risk transfer requirements under SAP have been accounted for using traditional reinsurance accounting; whereas, such contracts are accounted for using deposit accounting under GAAP. For modified coinsurance agreements that do not qualify for reinsurance accounting under GAAP, the Company establishes a deposit asset, representing ceded reserves, and funds withheld liability, representing the assets supporting ceded reserves. The Company also recognizes an embedded derivative related to the funds withheld assets.
Refer to Note 7 for further discussion.
Benefit Reserves
Aggregate reserves for payment of future life, health, and annuity benefits are based on published tables in accordance with applicable actuarial standards. The reserves are at least as great as the minimum aggregate amounts required by the Department. Liabilities related to other policyholders' funds left on deposit are equal to the account balances. Surrender values on policies do not exceed the corresponding benefit reserves.
Additional reserves are established if the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or if the net premiums exceed the gross premiums on any insurance in-force. For substandard lives, either extra premium is charged or the gross premium for a rated age is charged; mean reserves are determined by computing the regular mean reserve for the plan at any rated age and, in addition, holding one-half of any extra premium charge for the year. The Company does not use anticipated investment income as a factor in its premium deficiency calculation.
Tabular interest, tabular reserves less actual reserves released, and tabular cost are determined by formula. Tabular interest on funds not involving life contingencies for each valuation rate of interest are calculated as the change in reserves minus premiums plus benefits.
The Company waives deduction of deferred fractional premiums upon the death of the insured and returns any premium beyond the date of death.
Reserves for deposit-type contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are equal to deposits received and interest credited to the benefit of the contract holders, less surrenders or withdrawals that represent a return to the contract holders.
Aggregate reserves on group life and accident and health policies represent the estimated ultimate net cost of all reported and unreported claims at the balance sheet date. For group long-term disability and group life premium waiver, the liabilities for losses and loss/claim adjustment expense on reported claims are classified as Disabled Life Reserves (DLR); these reserves are calculated on a seriatim basis using tabular methods and discounted for interest, with assumptions reviewed on an annual basis. The remaining aggregate reserves on these group benefit products are for unreported claims and are classified as incurred but not reported (IBNR); these reserves are calculated using a blend of completion factors and loss ratio assumptions. Assumptions and adequacy are reviewed quarterly.
Under GAAP, policy reserves are calculated based on estimated expected experience or actual account balances. For traditional individual life policies, policy reserves are estimated as the present value of expected future policy benefits less future net premiums. For group long-term disability and group life premium waiver policies, policy reserves are calculated consistent with the method described above under SAP but with assumptions appropriate for GAAP. Liabilities for DA contracts, and the fixed account portion of FIA, RILA and UL policies are equal to the account value without regard to any surrender fees. The liability for the indexed account portions of contracts with indexed or index-linked features (indexed products) represent the present value of future estimated guaranteed benefits, as well as embedded derivatives related to expected index credits on these contracts and policies. The embedded derivatives are recorded at fair value. Indexed products include FIA, RILA, and Indexed UL.
Policy and Contract Claims
Claims reserves on life, and accident and health policies represent the estimated ultimate cost of all reported and unreported claims, net of reinsurance, as of the balance sheet date. The reserves for reported but unpaid claims incurred are estimated using individual valuations and statistical analyses. The liability held for pending life insurance claims is equal to the face amount of the policy. For medical stop-loss, group life and DI policies, and absence management and group voluntary benefits policies, the reserves are for unreported claims and are classified as IBNR and calculated as described above.
Under GAAP, the liability for pending claims for UL policies, including BOLI and variable corporate owned life insurance (COLI) products, equals the net amount at risk, which is the face amount of the policy, less the account value. The IBNR claim liability does not include a provision for adverse deviation.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Asset Valuation Reserve
The AVR provides a valuation allowance for invested assets and is calculated based on a formula prescribed by the NAIC. This reserve acts to mitigate potential credit-related losses on invested assets. Changes in the AVR are reflected directly in unassigned funds. No such reserve exists under GAAP.
Interest Maintenance Reserve
The IMR defers after-tax realized capital gains (losses) resulting from the effect of changes in the general level of interest rates on the disposal or interest-related impairment of bonds. These deferrals are based on a formula prescribed by the NAIC and are amortized into income over the approximate remaining life of the investment sold or impaired, using the grouped method. Realized interest-related gains or losses that arise from the sale of investments required to provide cash flow to meet "excess withdrawal activity" are excluded from the IMR. Under GAAP, realized investment gains (losses) from sales and impairments are reported in earnings in the period in which the assets are sold, and no such reserve is recorded.
Federal Income Taxes
The Company is included as a member of a consolidated federal income tax return group under the Parent. The method of allocation of current income taxes between the affiliates is subject to a written agreement approved by each respective company’s board of directors. Income tax expense is allocated to those entities within the group as if each individual entity filed a separate return. Current tax credits are determined on the basis of utilization by the consolidated group. The provision for federal income taxes is based on amounts determined to be payable as a result of current year operations. Intercompany balances are settled quarterly.
Deferred federal income taxes are provided for differences between the book and tax bases of assets and liabilities. In determining admissibility, gross DTAs are subject to a statutory valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the gross DTAs will not be realized. The gross DTAs remaining after the application of a statutory valuation allowance, if any, are admitted subject to admissibility tests. Remaining DTAs after application of the admissibility tests are nonadmitted. Changes in deferred taxes are recorded directly to unassigned funds.
Under GAAP, DTAs are recognized only to the extent that it is more likely than not they will be realized. A valuation allowance is established when DTAs cannot be recognized. Changes in deferred taxes are reported in earnings or as a component of AOCI. Refer to Note 11 for further discussion.
Separate Accounts
Separate account assets represent segregated funds administered and invested for the exclusive benefit of policyholders. For variable separate account products, the assets of these separate accounts consist of designated underlying funds and are reported at fair value. Investment risks associated with fair value changes are borne by the policyholders. Separate account liabilities represent reserves established to meet withdrawal and future benefit payment provisions of contracts with these policyholders. The separate account assets are not subject to liabilities arising out of any other business the Company may conduct.
The Company administers separate accounts for BOLI policyholders. The assets of these accounts include bonds and mortgage loans. Pursuant to the accounting elections discussed above, bonds are held at amortized cost and mortgage loans are held at outstanding principal loan balance less any recognized impairment. The majority of these assets are legally segregated and are not subject to claims that arise out of the Company’s other business activities. The liabilities of these separate accounts represent reserves established to meet withdrawal and future benefit payment provisions of contracts with the policyholders.
The Company also administers separate accounts relating to index-linked funds for RILA policyholders. The assets of these accounts include bonds (and bond-like securitizations), mortgage loans, common stock, and derivatives. Pursuant to the accounting elections discussed above, bonds are held at amortized cost, mortgage loans are held at outstanding principal loan balance less any recognized impairment, and common stock and derivatives are carried at fair value. Changes in fair value of index options are reported as net realized capital gains (losses) and as a change in surplus for all other derivative types. Except for contracts issued in Texas, Alaska, and Washington, these assets are not legally segregated and are subject to claims that arise out of the Company's other business activities. The liabilities of these separate accounts represent reserves established to equal the policyholder cash surrender value on index-linked funds.
The operations of all separate accounts, excluding investment gains (losses) allocatable solely to the policyholders, are combined with the general account of the Company on the statements of operations under the appropriate captions. Transactions such as premium deposits, surrenders, and withdrawals are offset by a corresponding increase or decrease in net transfers to the separate accounts.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
For variable universal life contracts, the Company offers a secondary guarantee that the policy remains in force even if the policy account value is below zero. For variable annuity contracts with guaranteed minimum death benefits (GMDB), the Company contractually guarantees death benefits that may exceed a policyholder's account balance. The Company reinsures most of the GMDB risk on its variable annuity contracts.
Under GAAP, separate account assets are reported at fair value. Separate account liabilities are set equal to separate account assets. Investment activity accrues directly to the policyholders and are not included in the Company’s revenue. Assets and liabilities associated with BOLI policies and RILA contracts do not qualify for separate account treatment under GAAP, as the Company retains the investment risk.
Subsequent Events
The Company has evaluated the effects of events subsequent to December 31, 2024, and the accounting and disclosure requirements related to subsequent events are included in the financial statements. Management has assessed material subsequent events through March 25, 2025, the date the financial statements were available to be issued.
Reconciliation of Statutory-Basis Amounts to GAAP-Basis Amounts
The following tables present a reconciliation of net income and capital and surplus of the Company, as determined in accordance with SAP to amounts determined in accordance with GAAP:

	Net Income (Loss)
	For the Year Ended December 31,
	2024	2023	2022
Statutory-basis net income (loss), as reported	$183.2	$91.6	$84.5
Add (deduct) adjustments:
Investments	(1,281.7)	(1,195.1)	321.7
Reserves	938.5	644.7	(78.6)
Policy acquisition costs and VOBA	330.0	195.7	142.6
Goodwill	(56.3)	(56.3)	(56.3)
Other intangible assets	(69.6)	(69.6)	(69.6)
Federal income taxes	52.4	197.5	(45.8)
Federal income taxes on net capital gains	(19.9)	(7.2)	(30.8)
Other	29.4	21.6	37.1
Total adjustments	(77.2)	(268.7)	220.3
GAAP-basis net income (loss)	$106.0	$(177.1)	$304.8

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	Total Capital and Surplus
	As of December 31,
	2024	2023
Statutory-basis total capital and surplus, as reported	$2,382.9	$2,269.0
Add (deduct) adjustments:
Investments	(320.8)	(527.5)
Reserves	11,836.9	7,409.8
Policy acquisition costs and VOBA	1,994.3	1,846.2
Goodwill	278.2	337.8
Other intangible assets	721.8	791.5
Federal income taxes	75.7	82.5
Non-admitted assets	290.8	267.2
Reinsurance liabilities	1,519.9	1,194.1
Derivative liabilities	(137.4)	(88.2)
Funds held under coinsurance agreements	(15,941.1)	(10,901.8)
Other	41.9	93.6
Total adjustments	360.2	505.2
GAAP-basis shareholder's equity	$2,743.1	$2,774.2
Accounting Changes and Correction of Errors
Accounting Changes
The Company had no accounting changes in 2024 or 2022. In 2023, the Company elected to record the realized capital gains (losses) on terminations or maturities of derivative assets under IAC 191-97 in net investment income. Prior to this election, the realized gains (losses) on terminations or maturities of these derivative assets were reported as realized capital gains (losses) in the statements of operations. This change aligns the reporting of amortization and any realized gains (losses) on such terminations or maturities within net investment income on the statements of operations. This election has no impact to net income or surplus.
Correction of Errors
The Company recorded error corrections through beginning of year surplus in accordance with SSAP No. 3, Accounting Changes and Correction of Errors totaling $(9.9) and $2.8 for the years ended December 31, 2024 and 2023, respectively.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
3. Investments
The book/adjusted carrying value and fair value of investments in bonds, preferred stocks, and common stocks are as follows:

	As of December 31, 2024
	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Bonds:
U.S. government and agencies	$470.7	$—	$(10.1)	$460.6
Foreign governments and agencies	58.7	—	(12.8)	45.9
States, territories, and possessions	3.1	—	—	3.1
Political subdivisions	45.9	—	(3.3)	42.6
Special revenue and assessments	465.1	1.7	(39.0)	427.8
Industrial and miscellaneous	20,595.2	148.7	(1,241.4)	19,502.5
Hybrid securities	395.1	8.4	(11.0)	392.5
Collateralized loan obligations:
Industrial and miscellaneous	8,183.8	39.6	(14.2)	8,209.2
Mortgage- and asset-backed securities:
U.S. government and agencies	27.2	—	(2.9)	24.3
Special revenue and assessments	199.1	0.5	(34.9)	164.7
Industrial and miscellaneous	3,359.2	37.2	(114.6)	3,281.8
Total bonds	33,803.1	236.1	(1,484.2)	32,555.0
Preferred stocks	110.7	—	(5.6)	105.1
Unaffiliated common stocks	518.8	22.9	(0.7)	541.0
Total	$34,432.6	$259.0	$(1,490.5)	$33,201.1

	As of December 31, 2023
	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Bonds:
U.S. government and agencies	$968.4	$5.4	$(6.5)	$967.3
Foreign governments and agencies	69.1	—	(11.7)	57.4
States, territories, and possessions	4.6	—	(0.1)	4.5
Political subdivisions	48.2	0.1	(3.2)	45.1
Special revenue and assessments	559.2	2.1	(39.5)	521.8
Industrial and miscellaneous	19,170.5	229.4	(1,161.6)	18,238.3
Hybrid securities	322.4	1.4	(22.2)	301.6
Collateralized loan obligations:
Industrial and miscellaneous	7,258.3	7.8	(93.8)	7,172.3
Mortgage- and asset-backed securities:
U.S. government and agencies	34.7	0.1	(2.2)	32.6
Special revenue and assessments	183.4	1.0	(32.0)	152.4
Industrial and miscellaneous	3,364.8	20.8	(173.8)	3,211.8
Total bonds	31,983.6	268.1	(1,546.6)	30,705.1
Preferred stocks	106.4	—	(7.1)	99.3
Unaffiliated common stocks	359.7	7.7	(3.1)	364.3
Total	$32,449.7	$275.8	$(1,556.8)	$31,168.7

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The Company maintains a diversified investment portfolio across industries. The following table presents the composition of the Company's bonds, preferred stocks, and common stocks by sector:

	As of December 31,
	2024		2023
	Fair Value	% of Total	Fair Value	% of Total
Financials	$16,281.6	49.0%	$14,292.8	45.8%
Utilities	2,471.6	7.4	2,302.8	7.4
Consumer discretionary	2,198.5	6.6	1,975.2	6.3
Industrials	2,156.7	6.5	2,355.5	7.6
Consumer staples	2,017.5	6.1	1,983.4	6.4
Health care	1,717.6	5.2	1,607.8	5.2
Energy	1,553.2	4.7	1,761.8	5.7
Communications	1,293.2	3.9	1,370.2	4.4
Other	3,511.2	10.6	3,519.2	11.2
Total	$33,201.1	100.0%	31,168.7	100.0%
The following table summarizes the contractual years to maturity of bonds as of December 31, 2024. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

	Book/ Adjusted Carrying Value	Fair Value
Years to maturity:
One or less	$2,053.4	$2,037.7
Over one through five	8,368.4	8,256.3
Over five through ten	5,143.2	4,891.0
Over ten	6,300.5	5,521.7
Total with contractual maturity dates	21,865.5	20,706.7
Securities without contractual maturities	11,937.6	11,848.3
Total bonds	$33,803.1	$32,555.0
The following table summarizes the Company’s net investment income:

	For the Year Ended December 31,
	2024	2023	2022
Income:
Bonds	$1,690.0	$1,499.7	$1,176.9
Preferred and common stocks	29.6	25.7	19.7
Mortgage loans	422.5	338.4	322.3
Derivatives (1)	26.0	(120.3)	(215.9)
Other invested assets	27.7	(5.1)	(7.4)
Cash, cash equivalents, and short-term investments	112.8	113.5	10.7
Other	5.9	3.6	3.6
Total investment income	2,314.5	1,855.5	1,309.9
Investment expenses	(122.1)	(98.3)	(69.2)
Net investment income	$2,192.4	$1,757.2	$1,240.7
____________________
(1)For the years ended 2024, 2023 and 2022, the balance included $(324.7), $(260.3), and $(225.9), respectively, of amortization of option costs under IAC 191-97. Refer to Note 2 for further discussion.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The following table summarizes the realized capital gains (losses) from investment sales, dispositions, and write downs:

	For the Year Ended December 31,
	2024	2023	2022
Bonds	$(46.9)	$(138.0)	$(139.7)
Preferred and common stocks	55.2	32.5	14.5
Derivatives and other invested assets	61.5	87.0	29.2
Realized capital gains (losses) before federal income taxes and transfer from IMR	69.8	(18.5)	(96.0)
Federal income tax benefit (expense)	(8.4)	19.7	(9.6)
Amount transferred to the IMR	43.4	101.3	78.8
Net realized capital gains (losses)	$104.7	$102.5	$(26.8)
The following table presents the proceeds from sales of bonds (excluding call and maturity proceeds), and the gross gains and losses realized on those sales:

	For the Year Ended December 31,
	2024	2023	2022
Proceeds from sales of bonds	$3,919.2	$5,079.9	$2,743.2
Gross gains	21.7	28.8	49.7
Gross losses	(47.7)	(137.1)	(121.3)
Unrealized Losses and OTTI
The following tables summarize gross unrealized losses and fair values of the Company’s bonds, preferred stocks, and unaffiliated common stocks, presented by length of time that individual securities have been in a continuous loss position:

	As of December 31, 2024
	Less Than 12 Months			12 Months or More
	Fair Value	Gross Unrealized Losses	# of Securities	Fair Value	Gross Unrealized Losses	# of Securities
Bonds:
U.S. government and agencies	$173.8	$(2.8)	11	$82.4	$(7.3)	7
Foreign governments and agencies	—	—	—	45.9	(12.8)	5
States, territories, and possessions	—	—	—	3.1	—	1
Political subdivision	18.0	(1.1)	4	23.1	(2.2)	6
Special revenue and assessments	39.6	(0.6)	10	350.8	(38.3)	54
Industrial and miscellaneous	4,298.1	(100.2)	676	9,304.5	(1,141.2)	1,205
Hybrid securities	34.1	(0.2)	4	140.5	(10.8)	12
Collateralized loan obligation	1,015.7	(2.9)	68	254.5	(11.3)	61
Mortgage and asset-backed securities	480.6	(5.8)	78	1,459.7	(146.7)	212
Total bonds	6,059.9	(113.6)	851	11,664.5	(1,370.6)	1,563
Preferred stocks	—	—	—	65.8	(5.6)	6
Unaffiliated common stocks	28.2	(0.7)	6	—	—	3
Total	$6,088.1	$(114.3)	857	$11,730.3	$(1,376.2)	1,572

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2023
	Less Than 12 Months			12 Months or More
	Fair Value	Gross Unrealized Losses	# of Securities	Fair Value	Gross Unrealized Losses	# of Securities
Bonds:
U.S. government and agencies	$24.3	$(0.1)	6	$85.2	$(6.4)	7
Foreign governments and agencies	1.3	—	1	56.2	(11.7)	5
States, territories, and possessions	—	—	—	4.5	(0.1)	1
Political subdivision	12.0	(0.2)	1	31.6	(3.0)	9
Special revenue and assessments	14.5	(0.1)	4	447.4	(39.4)	69
Industrial and miscellaneous	950.0	(11.4)	197	12,060.2	(1,150.2)	1,508
Hybrid securities	81.0	(2.9)	12	189.1	(19.3)	18
Collateralized loan obligation	639.4	(2.3)	59	4,676.5	(91.5)	438
Mortgage- and asset-backed securities	394.6	(6.1)	62	1,762.4	(201.9)	241
Total bonds	2,117.1	(23.1)	342	19,313.1	(1,523.5)	2,296
Preferred stocks	—	—	—	62.5	(7.1)	5
Unaffiliated common stocks	72.1	(2.8)	14	9.0	(0.3)	6
Total	$2,189.1	$(25.9)	356	$19,384.6	$(1,530.9)	2,307
The Company reviewed its investments with unrealized losses as of December 31, 2024 and 2023 in accordance with its impairment policy. The Company’s evaluation determined, after the recognition of OTTI, that the remaining declines in fair value were temporary and the Company did not intend to sell these securities at an amount below the carrying value prior to maturity (or recovery). For loan-backed bonds and structured securities, the Company expects to recover the entire amortized cost basis.
The Company uses both quantitative and qualitative criteria to review all securities in its holdings. Based on the Company's experience, investments with amortized cost exceeding estimated fair value by less than 20% do not typically represent a significant risk of impairment under normal market conditions. For those with amortized cost exceeding estimated fair value by over 20% and those that were downgraded by a rating agency, the Company compares the security's implied credit spread to the benchmark spread for bonds with significant credit risk. If the security's spread exceeds the defined tolerance compared to this benchmark, the Company further analyzes the decrease in fair value to determine whether it is an other-than-temporary impaired by considering, among other factors, the following:
•Extent of downgrades of the security by a rating agency;
•Extent and duration of the decline in fair value below cost or amortized cost;
•Financial condition and near-term prospects of the issuer of the security, including any specific events that may affect its operations, earnings potential, or compliance with terms and covenants of the security;
•Changes in the financial condition of the security’s underlying collateral;
•Nonpayment of scheduled interest, or the reduction or elimination of dividends; and
•Other indications that a credit loss has occurred.
For bonds and preferred stocks, the Company concludes an OTTI has occurred if a security is underwater and there is an intent to sell the security, or it is more likely than not that the Company will be required to sell the security prior to recovery of its amortized cost, considering any regulatory developments, prepayment or call notifications, and the Company's liquidity needs. For OTTI on bonds other than loan-backed and structured securities, an impairment loss equal to the difference between the bond’s carrying value and its fair value is recognized within the statements of operations.
Loan-backed and structured securities are considered other-than-temporarily impaired when the Company has concluded it does not have the intent and ability to retain the security for sufficient time to recover the amortized cost basis, it intends to sell the security prior to maturity at an amount below the carrying value, or it does not expect to recover the entire amortized cost basis even if it has the intent and ability to hold.
When an OTTI has occurred due to the Company’s intent to sell the security or the Company has assessed it does not have the intent and ability to retain the security until sufficient time to recover the amortized cost basis, an impairment loss equal to the difference between the security's carrying value and its fair value is recognized within the statements of operations.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
When an OTTI has occurred because the Company does not expect to recover the entire cost basis, even if the Company has the intent and ability to hold the security, an impairment loss equal to the difference between the security's carrying value and its estimated recovery value is recognized within the statements of operations. The estimated recovery value is calculated as the present value of cash flows expected to be collected, discounted at the effective rate immediately prior to the recognition of the OTTI.
To determine the recovery value of a loan-backed or structured security, the Company performs an analysis related to the underlying issuer including, but not limited to, the following:
•Expected cash flows from the security;
•Creditworthiness;
•Delinquency, debt-service coverage, and loan-to-value ratios on the underlying collateral;
•Underlying collateral values, vintage year, and level of subordination;
•Geographical concentrations; and
•Susceptibility to prepayment due to changes in the interest rate environment.
The Company records OTTI charges on bonds, common stock, and preferred stock as net realized capital losses on the statements of operations. The largest write-downs were from investments in the following sectors:

	For the Year Ended December 31,
	2024		2023		2022
	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. government (1)	$5.7	35.2%	$16.5	79.4%	$12.5	40.2%
Industrials	4.7	29.3%	2.1	9.9	1.6	5.1
Energy	1.9	11.5%	—	—	1.3	4.2
Financials	1.2	7.7%	0.8	4.0	2.7	8.7
Utilities	0.8	4.7%	—	—	2.1	6.8
Consumer discretionary	0.7	4.0%	1.1	5.4	8.9	28.6
Communications	0.5	3.0%	—	—	1.0	3.2
Other	0.7	4.6%	0.3	1.2	1.0	3.2
Impairment losses recognized in earnings	$16.2	100.0%	$20.8	100.0%	$31.1	100.0%
____________________
(1)Impairments on U.S. Federal Government securities are due to the Company's intent to sell and reflect the impact of interest rate movements.
Based on NAIC ratings as of December 31, 2024 and 2023, the Company held below-investment-grade bonds with fair values of $1,742.5 and $1,173.9, respectively, and book/adjusted carrying values of $1,774.5 and $1,223.5, respectively. These holdings amounted to 5.4% and 3.8% of the Company’s investments in bonds at fair value as of December 31, 2024 and 2023, respectively.
Restricted Assets
The table below provides a summary of restricted assets at book/adjusted carrying value:

	As of December 31,
	2024			2023
	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets	Total Pledged & Restricted Assets	% of Total Assets	% of Total Admitted Assets
Restricted assets in connection with reinsurance transactions (1)	$18,663.8	32.4%	32.6%	$13,420.7	25.2%	25.4%
Federal Home Loan Bank of Des Moines (FHLB DM) capital stock	166.8	0.3	0.3	147.1	0.3	0.3
State deposits	5.9	—	—	6.9	—	—
Pledged collateral to FHLB DM	6,213.8	10.8	10.9	5,702.1	10.7	10.8
Other pledged collateral	169.1	0.3	0.3	184.6	0.3	0.3
Total restricted assets	$25,219.4	43.8%	44.1%	$19,461.4	36.6%	36.8%
____________________
(1)Includes bonds, stocks, mortgage loans, cash, and other invested assets contractually restricted to use related to the Company's reinsurance transactions.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Funding Agreements with Federal Home Loan Bank of Des Moines
The Company is a member of the Federal Home Loan Bank of Des Moines (FHLB DM). Membership allows access to the FHLB DM's funding services, which provide an alternative liquidity source, including the ability to obtain loans and issue funding agreements that are collateralized by qualifying assets. The Company has issued funding agreements to the FHLB DM to support an institutional spread program, where the Company earns income primarily from the difference between investment income earned and interest paid on the funding agreements. Maximum borrowing capacity varies based on a percentage of total assets, subject to availability of eligible collateral and internal authorization limits. Eligible collateral includes CMBS, RMBS, government or agency securities, and mortgage loans.
The table below presents amounts related to FHLB DM:

	As of December 31,
	2024	2023
Membership stock – Class B (1)	$10.0	$10.0
Activity stock	156.8	137.1
Total	$166.8	$147.1

Outstanding funding agreements (2)	$3,485.6	$3,047.1
Collateral held at FHLB DM, at carrying value (3)	6,213.7	5,702.1
Actual or estimated borrowing capacity as determined by the Company	4,578.9	4,230.8
____________________
(1)Class B membership stock is not eligible for redemption.
(2)The outstanding funding agreements as of December 31, 2024 and 2023 represent the total reserves established, which was recorded in liability for deposit-type contracts on the balance sheets. The outstanding funding agreements as of December 31, 2024 and 2023 also represent the maximum amount outstanding during the years ended December 31, 2024 and 2023, respectively. The Company does not have any prepayment obligations related to the outstanding funding agreements.
(3)As of December 31, 2024 and 2023, the fair value of the Company's collateral held at FHLB DM was $5,720.3 and 5,288.0, respectively. The carrying value and fair value also represent the maximum amount pledged during the years ended December 31, 2024 and 2023, respectively.
Low-Income Housing Tax Credits
The Company held LIHTC investments of $158.7 and $81.3 as of December 31, 2024 and 2023, respectively. As of December 31, 2024, the Company had up to 13 remaining years of unexpired credits related to LIHTC investments. The Company's remaining required holding period for these investments was between 1 and 17 years as of December 31, 2024.
The Company recognized LIHTC tax credits of $3.3, $4.1, and $8.0 during the years ended December 31, 2024, 2023, and 2022, respectively. As of December 31, 2024, the Company had remaining commitments of $139.4 to its LIHTC investments. These properties are not currently subject to any regulatory review.
4. Mortgage Loans
The Company's mortgage loan portfolio is secured by first-mortgage liens on income-producing commercial real estate, primarily in the retail, industrial, and office building sectors. The Company's mortgage loan portfolio is considered a single portfolio segment and class of financing receivables, which is consistent with how the Company assesses and monitors the risk and performance of the portfolio. A large majority of these loans have personal guarantees and all mortgaged properties are inspected annually.
The Company's mortgage loan portfolio is diversified by geographic region, loan size, and scheduled maturity. As of December 31, 2024, the state with the largest concentration of the Company's mortgage loans was California, comprising 26.2% of total outstanding principal. Of the loans in California, 62.0% are related to properties located in Southern California.
The maximum and minimum lending rates for mortgage loans issued during 2024, were 9.1% and 5.0%, respectively. The maximum and minimum lending rates for mortgage loans issued during 2023, were 8.8% and 4.3%, respectively. The maximum and minimum lending rates for mortgage loans issued during 2022 were 6.8% and 2.6%, respectively.
Loans are underwritten based on loan-to-value (LTV) ratios and debt-service coverage ratios (DSCR), as well as detailed market, property, and borrower analyses. The LTV and DSCR are used by the Company to determine the internal credit quality of mortgage loans. The LTV ratio compares the carrying value of the loan to the fair value of the underlying collateral. The DSCR compares a property's net operating income to its debt-service payments. Generally, a lower LTV ratio and higher DSCR indicate a higher quality loan. The Company updates each loan's LTV ratio every quarter based on the carrying value of the property, while property information (such as property value and income for DSCR) is updated annually, primarily during the third quarter.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The maximum LTV for any one loan was 76.9%, 70.0%, and 70.0% for loans funded during the years ended December 31, 2024, 2023, and 2022, respectively. The weighted average LTV ratio for the Company’s mortgage loan portfolio was 46.6% and 44.9% as of December 31, 2024 and 2023, respectively.
The following table sets forth the Company's mortgage loans by credit quality indicator:

	As of December 31, 2024			As of December 31, 2023
	DSCR			DSCR
LTV ratio	1.50x or Greater	Less Than 1.50x	Total	1.50x or Greater	Less Than 1.50x	Total
Less than 65%	$7,255.4	$785.3	$8,040.7	$6,521.0	$660.8	$7,181.8
Between 65% and 80%	299.6	487.4	787.0	277.1	320.6	597.7
Greater than 80%	24.9	24.7	49.6	—	47.4	47.4
Total commercial mortgage loans	$7,579.9	$1,297.4	8,877.3	$6,798.1	$1,028.8	$7,826.9
Other mortgage loans, net			23.3			24.0
Total			$8,900.6			$7,850.9

Non-performing loans, defined generally as those in default, close to being in default, or more than 90 days past due, are placed on non-accrual status. Loans are specifically evaluated for impairment if the Company considers it probable that amounts due according to the terms of the loan agreement will not be collected, or the loan is modified in a troubled debt restructuring. As of December 31, 2024, one loan with an outstanding principal balance of $2.1 was considered impaired. As of December 31, 2023, no outstanding loans were determined to be impaired.
5. Derivative Instruments
The Company uses derivative financial instruments to hedge certain portions of its exposure to equity market risk, interest rate risk, and foreign currency exchange risk. Derivative instruments may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company has established policies for managing its derivatives, including prohibitions on derivatives market-making and other speculative derivatives activities.
Derivative Exposures
The following tables present the notional amounts, carrying amounts, and fair values of the Company’s derivative assets and liabilities. On the balance sheet, derivative contracts in a liability position are included in other liabilities.

	As of December 31, 2024
		Carrying Amount		Fair Value
	Notional	Assets	Liabilities	Assets	Liabilities
Derivatives designated as cash flow hedges:
Interest rate swaps	$3,756.5	$—	$—	$4.9	$135.4
Cross currency swaps	861.6	61.3	2.3	64.6	0.3
Treasury bond forwards	341.9	—	—	—	40.2
Treasury locks	85.5	—	—	—	8.0
Derivatives not designated as hedges:
Index options	12,985.2	331.9	4.8	559.4	6.8
Interest rate caps and floors	1,132.7	0.1	18.1	0.1	18.1
Foreign exchange forwards	21.9	0.4	—	0.4	—
Futures	47.0	11.3	0.9	11.3	0.9
Total derivatives	$19,232.3	$405.0	$26.1	$640.7	$209.7

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2023
		Carrying Amount		Fair Value
	Notional	Assets	Liabilities	Assets	Liabilities
Derivatives designated as cash flow hedges:
Interest rate swaps	$2,358.3	$—	$—	$16.4	$127.1
Cross currency swaps	980.4	27.6	8.8	37.8	7.4
Treasury bond forwards	443.6	$—	$—	$0.7	$7.9
Treasury locks	141.0	—	—	—	2.3
Derivatives not designated as hedges:
Index Options	11,632.4	227.8	3.3	420.7	4.6
Interest rate caps and floors	1,172.7	1.7	24.8	1.7	24.8
Futures	47.5	15.7	—	15.7	—
Total derivatives	$16,775.9	$272.8	$36.9	$493.0	$174.1
Interest Rate Swaps
The Company uses interest rate swaps as part of its interest rate risk management strategy. In an interest rate swap transaction, the Company agrees with other parties to exchange, at specified intervals, the difference between floating-rate and fixed-rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company primarily uses interest rate swaps to synthetically convert variable rate bonds, including investments in collateralized loan obligations, to fixed-rate bonds. These derivatives qualify and are designated as cash flow hedges.
Cross Currency Swaps
The Company uses cross currency swaps as part of its foreign currency risk management strategy to reduce foreign exchange rate risk with respect to the Company's investments denominated in foreign currencies. In a cross currency swap transaction, the Company agrees with other parties to exchange, at specified intervals, one currency for another at a specified rate of exchange. Generally, the notional amount of each currency is exchanged at the maturity of the currency swap by each party. Cross currency swaps derivatives qualify and are designated as cash flow hedges.
Treasury Bond Forwards and Treasury Locks
The Company uses treasury bond forwards and treasury locks as part of its interest rate risk management strategy. In a bond forward, the Company agrees to buy or sell a bond at a fixed price on the maturity date. In a treasury lock, the Company agrees to make or receive a payment based upon the difference between the strike rate and current issuance rates. The Company primarily uses treasury bonds forwards and treasury locks to mitigate fluctuations in expected interest income. These derivatives qualify and are designated as cash flow hedges.
Equity Market Contracts – Indexed and Index-linked Products
The Company uses index call options and futures as part of its equity market risk management strategy. The Company offers indexed and index-linked products that permit the contract holder to allocate all or a portion of their account value to an indexed component that credits interest based on the performance of an index, subject to caps, floors, or performance margins set by the Company. The contract holders may elect to rebalance index options at renewal dates, typically annually. As of each renewal date, the Company has the opportunity to re-price the indexed component by establishing revised cap rates or performance margins, subject to contractual guarantees. The Company transacts in index call options and futures according to the portfolio allocation decisions of the contract holders such that the Company is economically hedged with respect to equity returns for the current interest term. These derivatives are not designated for hedge accounting.
Interest Rate Caps and Floors
The Company uses interest rate caps and floors as part of its interest rate risk management strategy pertaining to floating-rate investments. The Company will generally take a long position using an interest rate floor to hedge against the risk of falling reference rates, and may choose to partially or fully finance such floor by taking a short position using an interest rate cap. When done in combination, the long floor and short cap combination is referred to as a collar. The collar provides protection against reference rates falling below the floor’s strike price, but also results in the Company forfeiting potential gains should the reference rates rise above the cap’s strike price. The Company does not designate these derivatives for hedge accounting.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Collateral Arrangements
The Company’s derivative contracts are primarily non-centrally-cleared OTC instruments that are governed by an International Swaps and Derivatives Association (ISDA) Master Agreement. For each Master Agreement, the Company and the counterparty have also entered into a credit support annex (CSA) to reduce the risk of counterparty default in derivative transactions. The CSA requires either party to post cash collateral or other financial assets in accordance with the net exposure from all derivative contracts between the parties. The amount of net exposure is the difference between the derivative contract's fair value and the fair value of the collateral held for the CSA with each counterparty. Collateral amounts required to be posted or received are determined daily based on the net exposure with each counterparty under a master netting agreement.
The Company does not offset recognized collateral amounts pledged or received against the fair value amounts recognized for derivative contracts on the balance sheets.
For certain centrally-cleared instruments, the Company is required to post initial margin, which is determined at contract inception, as well as variation margin, which is based on the fair value of the derivative contracts and generally determined on a daily basis. As of December 31, 2024 and 2023, the Company posted initial margin of $36.6 and $41.3, respectively, related to its centrally-cleared derivatives. These amounts are not reflected in collateral presented in the tables below.
For non-centrally-cleared instruments, the Company is subject to uncleared margin rules, which under certain circumstances, may require the Company to post or collect initial margin for bilateral OTC derivatives with one or more counterparties. As of December 31, 2024, and 2023, the Company posted initial margin of $18.9 and $2.6, respectively, related to its non-centrally-cleared derivatives. These amounts are not reflected in collateral presented in the tables below.
In the balance sheets, the Company recognizes cash collateral received in cash, cash equivalents, and short-term investments and the obligation to return cash collateral as a liability. Non-cash collateral received is not recognized in the balance sheets. In the event of default, the counterparty relinquishes claim to the assets pledged as collateral and the Company recognizes the collateral as its own asset recorded at fair value, or, in the case of cash collateral, derecognizes its obligation to return collateral.
The following table presents the potential effect of netting arrangements on the Company's balance sheets:

		Gross Amounts Not Offset on the Balance Sheets
	Fair Value	Financial Instruments (1)	Cash Collateral Received/Pledged (2)	Net Amount	Securities Collateral Received/Pledged(3)	Net Amount After Securities Collateral
December 31, 2024
Derivative assets	$640.7	$(165.2)	$(173.0)	$302.5	$(277.1)	$25.4
Derivative liabilities	209.7	(165.2)	(7.9)	36.6	(34.8)	1.8
December 31, 2023
Derivative assets	$493.0	$(96.2)	$(362.3)	$34.5	$(17.5)	$17.0
Derivative liabilities	174.1	(96.2)	(38.3)	39.6	(39.0)	0.6
____________________
(1)Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets or liabilities for presentation on the balance sheet.
(2)The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreement.
(3)Securities collateral received from counterparties is not reported on the balance sheets and may or may not be sold or re-pledged unless the counter party is in default. Amounts do not include excess of collateral pledged or received.
6. Fair Value of Financial Instruments
The Company determines the fair value of its financial instruments based on the fair value hierarchy, which favors the use of observable inputs over the use of unobservable inputs when measuring fair value. The Company uses the same pricing methodology and sources as utilized for obtaining GAAP fair values.
The Company has categorized its financial instruments into the three-level hierarchy, which gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The level assigned to a fair value measurement is based on the lowest-level input that is significant to the measurement. The fair value measurements for the Company's financial instruments are categorized as follows:
•    Level 1 – Unadjusted quoted prices in active markets for identical instruments.
•    Level 2 – Quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-derived valuations whose inputs are observable, and market corroborated inputs.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
This category includes those financial instruments that are valued using industry-standard pricing methodologies or models. All significant inputs are observable or derived from observable information in the marketplace.
•    Level 3 – Fair value estimates whose significant inputs are unobservable. This includes financial instruments for which fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on or corroborated by readily available market information. In limited circumstances, this may also utilize estimates based on non-binding broker quotes.
The following tables present financial instruments carried at fair value:

	As of December 31, 2024
	Level 1	Level 2	Level 3	Total
Assets at fair value: (1)
Bonds	$—	$4.4	$—	$4.4
Preferred stocks	—	53.2	—	53.2
Unaffiliated common stocks	374.2	—	166.8	541.0
Derivatives	11.3	101.5	10.9	123.7
Separate account assets (2)	1,121.7	771.7	5.5	1,898.9
Total assets at fair value	$1,507.2	$930.8	$183.2	$2,621.2

Liabilities at fair value:
Derivatives	$0.9	$18.3	$0.7	$19.9
Separate account liabilities	—	113.2	0.2	113.4
Total liabilities at fair value	$0.9	$131.5	$0.9	$133.3
____________________
(1)Does not include amounts related to partnership investments (primarily private debt, private equity, and hedge funds investments) that are measured using the NAV practical expedient. The fair value of these investments was $520.4 as of December 31, 2024. These investments have varying investment strategies, and redemption terms and conditions.
(2)Does not include amounts related to invested assets that are measured using the net asset value (NAV) as a practical expedient. The fair value of these investments was $16.7 as of December 31, 2024.

	As of December 31, 2023
	Level 1	Level 2	Level 3	Total
Assets at fair value: (1)
Bonds	$—	$0.8	$—	$0.8
Preferred stocks	—	43.9	—	43.9
Unaffiliated common stocks	217.2	—	147.1	364.3
Derivatives	15.7	70.5	11.9	98.1
Separate account assets (2)	1,033.8	312.4	13.8	1,360.0
Total assets at fair value	$1,266.7	$427.6	$172.8	$1,867.1

Liabilities at fair value:
Derivatives	$—	$24.9	$0.3	$25.3
Separate account liabilities	—	45.3	1.3	46.6
Total liabilities at fair value	$—	$70.3	$1.7	$71.9
____________________
(1)Does not include amounts related to partnership investments (primarily private debt, private equity, and hedge funds investments) that are measured using the NAV practical expedient. The fair value of these investments was $524.5 as of December 31, 2023. These investments have varying investment strategies, and redemption terms and conditions.
(2)Does not include amounts related to alternative investments that are measured using the NAV practical expedient. The fair value of these investments was $15.3 as of December 31, 2023. These investments have varying investment strategies, and redemption terms and conditions.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The following tables present the book/adjusted carrying values and corresponding fair values of financial instruments subject to fair value disclosure requirements, categorized by the fair value hierarchy described above:

	As of December 31, 2024
	Carrying Values	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Bonds	$33,803.1	$32,555.0	$168.3	$31,599.5	$787.2
Preferred stocks	110.7	105.1	—	105.1	—
Unaffiliated common stocks	541.0	541.0	374.2	—	166.8
Mortgage loans	8,900.6	8,392.9	—	—	8,392.9
Other invested assets (1)	177.7	77.9	—	12.2	65.7
Cash, cash equivalents, and short-term investments	1,641.6	1,641.7	1,387.8	253.9	—
Derivatives	405.0	640.7	11.3	589.4	40.0
Separate account assets (2)	9,602.1	8,789.4	1,236.2	6,733.4	819.8
Financial liabilities:
Derivatives	26.1	209.7	0.9	207.8	1.0
Separate account liabilities	106.7	113.4	—	113.2	0.2
Deposit-type contracts	4,550.0	4,638.4	—	—	4,638.4
____________________
(1)Does not include amounts related to partnership investments (primarily private debt, private equity, and hedge funds investments) that are measured using the NAV practical expedient. The fair value of these investments was $520.4 as of December 31, 2024. These investments have varying investment strategies, and redemption terms and conditions.
(2)Does not include amounts related to invested assets that are measured using the NAV as a practical expedient. The fair value of these investments was $16.7 as of December 31, 2024.

	As of December 31, 2023
	Carrying Values	Fair Value	Level 1	Level 2	Level 3
Financial assets:
Bonds	$31,983.6	$30,705.1	$60.8	$29,943.7	$700.6
Preferred stocks	106.4	99.3	—	99.3	—
Unaffiliated common stocks	364.3	364.3	217.2	—	147.1
Mortgage loans	7,850.9	7,318.5	—	—	7,318.5
Other invested assets (1)	86.2	68.7	—	7.8	60.9
Cash, cash equivalents, and short-term investments	2,258.9	2,156.9	1,294.6	862.3	—
Derivatives	272.8	493.0	15.7	419.2	58.1
Separate account assets (2)	8,052.5	7,375.2	1,095.0	5,556.6	723.7
Financial liabilities:
Derivatives	36.9	174.1	—	173.1	1.0
Separate account liabilities	43.8	46.6	—	45.3	1.3
Deposit-type contracts	4,212.7	4,433.3	—	—	4,433.3
____________________
(1)Does not include amounts related to partnership investments (primarily private debt, private equity, and hedge funds investments) that are measured using the NAV practical expedient. The fair value of these investments was $524.5 as of December 31, 2023. These investments have varying investment strategies, and redemption terms and conditions.
(2)Does not include amounts related to invested assets that are measured using the NAV as a practical expedient. The fair value of these investments was $15.3 as of December 31, 2023.
Financial Instruments Measured at Fair Value on a Recurring Basis
Unaffiliated Common Stocks
The Company's unaffiliated common stocks primarily include FHLB DM common stock and publicly traded common stocks. The FHLB DM common stock has no readily available market information to support pricing. The value is based on redeemable par

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
value and is therefore classified as a Level 3 measurement. The publicly traded common stocks are based on quoted market prices in active markets for identical assets and are classified as a Level 1 measurement.
Derivatives
A majority of the derivatives are index options that consist primarily of Standard & Poor's 500 Index® (S&P 500) options. The fair values of these index options were determined using option pricing models. Significant inputs include index implied volatilities, index dividend yields, index prices, a risk-free rate, option term, and strike price. As these inputs are observable, most index options are classified as a Level 2 measurement. Options without public and observable inputs are classified as a Level 3 measurement.
Separate Account Assets and Liabilities
Separate account assets related to the Company's variable products are primarily invested in mutual funds with published NAVs and are classified as a Level 1 measurement. Separate account assets and liabilities related to the Company's RILA products include investments in derivatives, which are valued using the same methodologies described above.
Other Financial Instruments Subject to Fair Value Disclosure Requirements
Bonds
Bonds are primarily classified as Level 2 measurements. To make this assessment, the Company determines whether the market for a security is active and if significant pricing inputs are observable. The Company predominately utilizes third-party independent pricing services that use evaluated pricing models to assist management in determining the fair value of its bonds.
As many of these bonds do not trade on a daily basis, evaluated pricing models apply available information through processes such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing to prepare valuations. The significant inputs for these bond valuations include benchmark U.S. Treasury or other yields, spread off the U.S. Treasury yield curve for identical securities, reported trades, broker-dealer quotes, comparable securities that are actively traded, issuer spreads, two-sided markets, benchmark securities, bids, offers, and other reference data, including market research publications. In addition, for mortgage- and asset-backed securities, the pricing services use models and processes to develop prepayment and interest rate scenarios. The pricing services monitor market indicators, industry and economic events, and their models take into account market convention.
In situations where the Company is unable to obtain sufficient market-observable information upon which to estimate the fair value of a particular security, fair values are determined using internal pricing models that typically utilize significant, unobservable market inputs or inputs that are difficult to corroborate with observable market data. Such measurements are classified as Level 3 and typically include private placements and other securities that pricing services are unable to price.
Preferred Stocks
The fair values of preferred stocks are valued by pricing services utilizing evaluated pricing models. These valuations are created based on benchmark curves using industry standard inputs and exchange prices of underlying securities of the same issuer. As these inputs are considered observable, preferred stocks are classified as a Level 2 measurement.
Mortgage Loans
The fair values of the Company’s mortgage loans are determined by discounting the projected future cash flows using a discount rate equal to the risk-free rate plus a valuation spread. The valuation spread is an unobservable input that includes management's assumptions of the impact of credit risks. Significant increases or decreases in this spread results in significant changes in fair value; therefore, mortgage loans are classified as a Level 3 measurement.
Other Invested Assets
Other invested assets consists of investments in LPs of private debt, private equity, hedge funds and in tax credit LPs.
The majority of the LP investments are not traded in an active market and qualify to be measured using NAV as a practical expedient. Certain investments are priced by independent pricing services utilizing evaluated pricing models and are classified as a Level 2 measurement. Evaluated pricing models apply available information through processes such as benchmark curves, benchmarking of like securities, sector groupings, and matrix pricing to prepare valuations. The significant observable inputs for security evaluations include benchmark yields, reported trades, executable broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, new issues, prepayment speeds, and other reference data, including market research publications. Remaining investments in LPs utilize significant unobservable inputs, and are therefore classified as a Level 3 measurement.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The fair value of the tax credit interests is estimated based on the discounted future economic benefits over the remaining life of each investment, using a market rate of return based on similar investments observed by brokers. The future economic benefits are based on assumptions about the partnerships' future performance and related tax benefits passed through to the Company, net of the Company's obligations to make future investment contributions. Because these estimates utilize significant unobservable inputs, investments in tax credit LPs are classified as a Level 3 measurement.
Cash, Cash Equivalents, and Short-Term Investments
Cash and cash equivalents consist of demand bank deposits and short-term highly liquid investments with original maturities of three months or less at the time of purchase. Because cash equivalents are readily convertible to known amounts of cash, carrying value generally approximates fair value and are primarily classified as Level 1. Short-term investments consist of investments with a maturity date of less than one year. The majority of these investments are bonds which are classified as a Level 2 measurement.
Derivatives
Cross currency swaps and interest rate swaps are valued using an income approach. These swaps are priced using a discounted cash flow model. The significant inputs for cross currency swaps include the projected cash flows, currency spot rates, swap yield curve, and cross currency basis curve. As these inputs are observable, the cross currency swaps valuation is classified as a Level 2 measurement. The significant inputs for interest rate swaps include the projected cash flows, timing of payments, the discount rate, and the forward rate. As these inputs are observable, the interest rate swaps valuation is classified as a Level 2 measurement.
Separate Account Assets and Liabilities
Separate account assets related to the Company's fixed BOLI and RILA products primarily consist of bonds, commercial mortgage loans, and cash that are valued using the same methodologies described above.
Deposit-type Contracts
Deposit-type contracts consist of FHLB funding agreements and certain annuities with payout provisions which do not include life contingencies within the scope of SSAP 100 - Fair Value. The fair values for these investments are generally derived from the present value of liability cash flows. The significant inputs include the projected liability cash flows from actuarial cash flow testing models and discount rates that are representative of the Company's financial strength ratings. As these inputs are unobservable, they are classified as Level 3 investments.
Rollforward of Assets and Liabilities Measured and Reported as Level 3
The following table presents additional information about assets measured and reported at fair value and for which significant unobservable inputs (Level 3) were utilized to determine fair value:

	For the Year Ended December 31,
	2024	2023
Balance, beginning of period	$159.0	$133.0
Total gains (losses) included in net income	(9.2)	(6.4)
Total gains (losses) included in surplus	(4.5)	—
Purchases	90.4	32.8
Sales	(49.4)	—
Settlements	(8.6)	(0.4)
Balance, end of period (1)	$177.7	$159.0
(1)Does not include amounts related to Separate Accounts.
7. Reinsurance
The Company uses reinsurance across its businesses to spread risk and limit losses. The Company remains liable to its policyholders to the extent that counterparties to reinsurance contracts do not meet their obligations. Reserve credit taken for all ceded reinsurance, including affiliated and unaffiliated was $2,540.3 and $2,073.1 as of December 31, 2024 and 2023, respectively. The Company's reinsurance agreements are described below.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Medical Stop-Loss
For business written or renewed after October 1, 2024, the Company reinsures the excess of $4.0 per individual claim. For business written or renewed prior to October 1, 2024, the Company reinsured the excess of $3.25 per individual claim. This agreement qualifies for GAAP reinsurance accounting.
The Company has a coinsurance with funds withheld arrangement to manage its risk-based capital position on a majority of its medical stop-loss block of business, as well as new policies issued subsequent to January 1, 2019 (Stop-Loss Reinsurance). This agreement does not qualify for reinsurance accounting under GAAP.
Group Life & DI
Starting in 2019, the Company primarily reinsures group life mortality risk in excess of $0.40 per individual and line of coverage. The Company reinsures morbidity risk in excess of $8.0 thousand of gross monthly benefit per life. The Company also has catastrophic coverage for group life policies. These agreements qualify for GAAP reinsurance accounting.
DA and FIA
The Company has a coinsurance with funds withheld arrangement (2021 GLWB Reinsurance) to manage its statutory capital position on a block of FIA policies with guaranteed lifetime withdrawal benefits (GLWB) issued from January 1, 2021 through December 31, 2023. This agreement does not qualify for GAAP reinsurance accounting.
The Company has a coinsurance with funds withheld arrangement to provide relief from U.S. statutory reserving strain under the commissioner's annuity reserve method (CARVM) for certain DA policies that were issued beginning January 1, 2024. This agreement covers a quota share of each base policy's coverage benefits and the guaranteed minimum surrender value on an individual basis. This agreement does not qualify for reinsurance accounting under GAAP.
The Company has a reinsurance agreement for an 80% quota share of certain fixed indexed annuities and fixed deferred annuities issued beginning January 1, 2022. See Symetra Bermuda Re Ltd. Reinsurance Transactions discussion below.
The Company had a reinsurance agreement to manage its statutory capital position related to fixed deferred and fixed indexed annuities that have a guaranteed return of premium feature and were issued beginning in 2017. This agreement does not qualify for reinsurance accounting under GAAP. The Company recaptured the treaty as of October 1, 2023.
SPIA and Structured Settlements
The Company has a reinsurance agreement to transfer financial responsibility for its in-force block of income annuity contracts, which consists of all of the Company's structured settlements and a smaller block of SPIA. This agreement does not qualify for reinsurance accounting under GAAP. See Income Annuities Inforce Reinsurance Transaction discussion below.
Term and Universal Life
The Company's reinsurance coverage varies by product, policy issue year, and issue age of the insured. For fully underwritten policies issued subsequent to April 2017, the Company retains up to a maximum of $5.0 per life. For fully underwritten policies issued between March 2013 and April 2017, the Company retains up to a maximum of $3.0 per life. These agreements qualify for GAAP reinsurance accounting.
The Company has a coinsurance with funds withheld reinsurance arrangement (Term Life Reinsurance) to manage its statutory capital position on a block of term life insurance policies subject to principle-based reserving method issued subsequent to January 1, 2020 and a block of term life insurance policies subject to Regulation XXX issued prior to 2020. In 2024, this agreement was amended to change the target funds withheld percentages to economic reserve levels for certain term products, which resulted in additional financing at the amendment effective date. This agreement does not qualify for reinsurance accounting under GAAP.
The Company has a coinsurance with funds withheld and a yearly renewable term reinsurance arrangement to manage its statutory capital position on a block of UL policies with secondary guarantees largely issued between January 2015 and December 2019 (GUL Reinsurance). The GUL Reinsurance is on a combined coinsurance with funds withheld and yearly renewable term basis. This agreement does not qualify for GAAP reinsurance accounting.
The Company has a coinsurance with funds withheld arrangement with a third party reinsurer, as well as an excess loss reinsurance agreement with its subsidiary, Symetra National Life Insurance Company, to manage its statutory capital position on survivorship guaranteed universal life policies. This agreement does not qualify for reinsurance accounting under GAAP.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
In addition, the Company has a funds withheld reinsurance agreement with its wholly-owned subsidiary, Symetra Reinsurance Corporation. The Company ceded all net policy liabilities related to a block of universal life insurance policies with secondary guarantees issued on or before December 31, 2014. The balance of funds withheld was $236.5 and $226.3 as of December 31, 2024 and 2023, respectively. This agreement does not qualify for reinsurance accounting under GAAP.
Income Annuities Inforce Reinsurance Transaction
The Company has a 100% modified coinsurance agreement (Income Annuities Inforce Reinsurance Transaction), which was effective as of July 1, 2018, for the Company's in-force block of income annuities issued prior to October 1, 2017, which included all of the Company's structured settlement annuities, and a smaller amount of retail SPIA. Under the terms of the agreement, future economic impacts of the reinsured business were transferred to the reinsurer, including interest rate risk, mortality risk, and credit risk on invested assets. As of December 31, 2024 and 2023, the related reserves were $4.5 billion and $4.7 billion, respectively. The Company continues to service the reinsured business and hold the associated invested assets and policyholder liabilities on its balance sheets. The reinsurer is responsible for the management of invested assets, subject to investment management guidelines.
Associated with the Income Annuities Inforce Reinsurance Transaction, a portion of the ceding commission was recorded as an adjustment to liability for deposit-type contracts on the Company's balance sheets and is amortized over the life of the contracts into benefits expense. The withheld assets supporting the net statutory reserves of the reinsured business are reported as investments on the balance sheets and are legally owned by the Company.
The Company remains liable to its policyholders to the extent that the reinsurer does not meet its contractual obligations. In the event of the reinsurer's insolvency, the Company would reclaim the withheld assets supporting the reserve liabilities. The Company has the ability to offset amounts due to the reinsurer with amounts owed from the reinsurer, as well as access to amounts held in trust, which reduces the risk of loss.
Intercompany Reinsurance Agreements
Symetra Bermuda Re Ltd. Reinsurance Transactions
In 2022, the Company entered into a modified coinsurance agreement (Deferred Annuity New Business Reinsurance Transaction) with SBR, an affiliated Bermuda reinsurer wholly-owned by the Parent, to reinsure an 80% quota share of certain fixed indexed annuities and fixed deferred annuities issued beginning January 1, 2022. Under the terms of the agreement, future economic impacts of the reinsured business were transferred to the reinsurer on a modified coinsurance basis, including interest rate risk, mortality risk, and credit risk on invested assets. This agreement does not qualify for reinsurance accounting under GAAP.
At inception, the Company paid SBR an initial settlement of $2.1 billion, comprised primarily of $2.3 billion of ceded premium, less a ceding commission of $0.2 billion. The Company received $2.2 billion in invested assets as part of the settlement. The Company continues to write new business and service the reinsured annuities.
In June 2024, the Company executed an amendment (2024 GLWB Reinsurance Transaction) to the modified coinsurance agreement with SBR to also reinsure FIA policies with GLWB that were issued beginning January 1, 2024.
In October 2024, the Company executed an amendment to this agreement with SBR to permit the Company to enter into other reinsurance agreements providing reserve credit with respect to the contracts reinsured under this agreement.
On a quarterly basis, the Company pays premiums, net of surrenders and a ceding and expense allowance, to the reinsurer. The ceded premiums are recorded as premiums and annuity considerations, and the ceding and expense allowance received is recorded as commission and expense allowance on reinsurance ceded on the statements of operations. The withheld assets supporting the net statutory reserves of the reinsured business are reported as investments on the balance sheets and are legally owned by the Company. The associated invested assets and policyholder liabilities are held on the Company's balance sheets. As of December 31, 2024 and 2023, the amounts due to SBR for quarterly reinsurance settlements were $104.6 and $18.7, respectively.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The following table presents significant reinsurance activities between the Company and SBR:

	For the Year Ended December 31,
	2024	2023	2022
Ceded premiums (1)	$5,116.3	$4,767.2	$2,282.2
Ceded surrenders	(339.0)	(167.7)	(21.6)
Ceding and expense allowance	(346.4)	(304.6)	(165.4)
____________________
(1)Includes premiums related to internal exchanges
As of December 31, 2024 and 2023, total ceded reserves for SBR were $13.3 billion and $7.9 billion, respectively.
In the event of the reinsurer's insolvency, the Company would reclaim the withheld assets supporting the reserve liabilities. The Company has the ability to offset amounts due to the reinsurer with amounts owed from the reinsurer.
Reinsurance Recoverables
The Company evaluates the financial condition of its reinsurers to monitor its exposure to losses from reinsurers’ insolvencies. The Company analyzes reinsurance recoverables, net of assets held in trust and funds withheld required by the related reinsurance agreements, according to the credit ratings and financial health of its reinsurers and is not aware of any of its major reinsurers currently experiencing financial difficulties.
Excluding the Income Annuities Inforce Reinsurance Transaction and Symetra Bermuda Re Ltd. Reinsurance Transactions discussed above, as of December 31, 2024, $1,226.7 of net reinsurance recoverables was related to four reinsurers, representing 93.6% of the total amount due from reinsurers. As of December 31, 2023, $913.0 of net reinsurance recoverables was related to four reinsurers, representing 91.7% of the total amount due from reinsurers. Of the total amounts due from reinsurers, 99.3% and 99.0%, was with reinsurers rated A- or higher by A.M. Best or S&P as of December 31, 2024 and 2023, respectively. The Company had no write-offs or reserves for uncollectible reinsurance in 2024. During 2023, the Company had a write-off of $1.3 due to the settlement of a reinsurance recoverable.
Premiums and Annuity Considerations
The following table sets forth the effect of reinsurance on premiums and annuity considerations. It is disaggregated by accident and health, and life insurance and annuity products, which are short- and long-duration contracts, respectively.

	For the Year Ended December 31,
	2024	2023	2022
Direct life insurance in-force	$222,946.1	$183,201.0	$152,116.2

Direct:
Accident and health	1,390.9	1,356.7	1,139.1
Life insurance	1,147.8	990.7	920.6
Annuity	7,648.9	6,849.3	5,287.8
Total direct premiums	10,187.6	9,196.7	7,347.5
Ceded:
Accident and health	(795.9)	(824.8)	(593.8)
Life insurance	(197.1)	(146.4)	(158.8)
Annuity	(5,269.6)	(4,697.1)	(3,144.6)
Total ceded premiums	(6,262.6)	(5,668.3)	(3,897.2)
Net premiums and annuity considerations	$3,925.0	$3,528.4	$3,450.3

Percentage of amount assumed to net	—%	—%	—%
Ceded reinsurance reduced the Company’s claims reported on the statements of operations by $814.7, $816.2, and $599.8 for the years ended December 31, 2024, 2023, and 2022, respectively.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
8. Life and Annuity Reserves
The following tables present the Company’s annuity reserves and deposit fund liabilities by withdrawal characteristics, including those held in separate account liabilities:

	As of December 31, 2024
Individual Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$14,012.4	$—	$14,012.4	39.1%
At book value less surrender charge of 5% or more (1)	10,189.5	3,036.6	13,226.1	36.9
At fair value	—	303.8	303.8	0.8
Total with adjustment or at fair value	24,201.9	3,340.4	27,542.3	76.8
At book value without adjustment (minimal or no charge or adjustment)	5,568.5	122.6	5,691.1	15.9
Not subject to discretionary withdrawal	2,612.6	—	2,612.6	7.3
Total gross individual annuity actuarial reserves	32,383.0	3,463.0	35,846.0	100.0%
Less: reinsurance ceded	431.1	—	431.1
Total net individual annuity actuarial reserves	$31,951.9	$3,463.0	$35,414.9
____________________
(1)Includes $1,316.5 general account and $195.1 non-guaranteed separate account that will have less than 5% surrender charge and thus be reported with the amounts at book value with minimal or no charge or adjustment for the first time within the year subsequent to December 31, 2024.

	As of December 31, 2024
Group Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$51.8	$—	$51.8	8.6%
At fair value	—	151.5	151.5	25.0
Total with adjustment or at fair value	51.8	151.5	203.3	33.6
At book value without adjustment (minimal or no charge or adjustment)	401.9	—	401.9	66.3
Not subject to discretionary withdrawal	0.6	—	0.6	0.1
Total group annuity actuarial reserves	$454.3	$151.5	$605.8	100.0%

	As of December 31, 2024
Deposit-type Contracts	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$452.0	$—	$452.0	9.7%
At fair value	—	0.2	0.2	—
Total with adjustment or at fair value	452.0	0.2	452.2	9.7
At book value without adjustment (minimal or no charge or adjustment)	36.4	—	36.4	0.8
Not subject to discretionary withdrawal	4,153.5	—	4,153.5	89.5
Total gross deposit-fund liabilities	4,641.9	0.2	4,642.1	100.0%
Less: reinsurance ceded	39.0	—	39.0
Total net deposit-fund liabilities	$4,602.9	$0.2	$4,603.1

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2023
Individual Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$11,193.4	$—	$11,193.4	34.9%
At book value less surrender charge of 5% or more (1)	10,088.0	1,870.1	11,958.1	37.2
At fair value	—	291.8	291.8	0.9
Total with adjustment or at fair value	21,281.4	2,161.9	23,443.3	73.0
At book value without adjustment (minimal or no charge or adjustment)	6,346.0	—	6,346.0	19.8
Not subject to discretionary withdrawal	2,326.7	—	2,326.7	7.2
Total gross individual annuity actuarial reserves	29,954.1	2,161.9	32,116.0	100.0%
Less: reinsurance ceded	205.2	—	205.2
Total net individual annuity actuarial reserves	$29,748.9	$2,161.9	$31,910.8
____________________
(1)Includes $2,434.5 general account and $134.7 non-guaranteed separate account that will have less than 5% surrender charge and thus be reported with the amounts at book value with minimal or no charge or adjustment for the first time within the year subsequent to December 31, 2023.

	As of December 31, 2023
Group Annuities	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$54.7	$—	$54.7	8.8%
At fair value	—	141.0	141.0	22.6
Total with adjustment or at fair value	54.7	141.0	195.7	31.3
At book value without adjustment (minimal or no charge or adjustment)	428.3	—	428.3	68.6
Not subject to discretionary withdrawal	0.7	—	0.7	0.1
Total group annuity actuarial reserves	483.7	141.0	624.7	100.0%

	As of December 31, 2023
Deposit-type Contracts	General Account	Separate Account NonGuaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$538.6	$—	$538.6	12.5%
At fair value	—	0.2	0.2	—
Total with adjustment or at fair value	538.6	0.2	538.8	12.5
At book value without adjustment (minimal or no charge or adjustment)	29.5	—	29.5	0.7
Not subject to discretionary withdrawal	3,733.8	—	3,733.8	86.8
Total gross deposit-fund liabilities	4,301.9	0.2	4,302.1	100.0%
Less: reinsurance ceded	46.0	—	46.0
Total net deposit-fund liabilities	$4,255.9	$0.2	$4,256.1

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Total annuity actuarial reserves and deposit fund liabilities were as follows:

	As of December 31,
	2024	2023
Annuity reserves	$32,406.2	$30,232.6
Liability for deposit-type contracts	4,602.9	4,255.9
Separate account – annuity reserves and liability for deposit-type contracts	3,614.7	2,303.2
Total net annuity actuarial reserves and liability for deposit-type contracts	$40,623.8	$36,791.7
The following tables present the Company's life reserves by withdrawal characteristics, including those held in separate account liabilities:

	As of December 31, 2024
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$2.9	$8.0
Universal life	1,093.2	1,093.8	1,214.0
Universal life with secondary guarantees	1,169.9	969.6	2,783.3
Indexed universal life with secondary guarantees	1,809.0	1,332.8	1,408.7
Other permanent cash value life insurance	—	46.1	48.3
Variable universal life	56.0	56.0	60.6
Miscellaneous reserves	—	1.8	1.8
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	XXX	XXX	466.0
Accidental death benefits	XXX	XXX	0.2
Disability – active lives	XXX	XXX	0.7
Disability – disabled lives	XXX	XXX	47.5
Miscellaneous reserves	XXX	XXX	213.9
Total life insurance reserves	4,128.1	3,503.0	6,253.0
Less: reinsurance ceded	—	—	2,083.4
Total net life insurance reserves	$4,128.1	$3,503.0	$4,169.6

	As of December 31, 2024
	Separate Account with Guarantees			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$4,946.8	$4,946.8	$4,946.8	$—	$—	$—
Variable universal life	—	—	—	673.8	663.3	663.3
Total life insurance reserves	$4,946.8	$4,946.8	$4,946.8	$673.8	$663.3	$663.3

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	As of December 31, 2023
	General Account
	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$3.0	$9.2
Universal life	1,105.6	1,086.6	1,223.6
Universal life with secondary guarantees	1,157.0	882.3	2,481.4
Indexed universal life with secondary guarantees	1,381.2	968.8	1,075.8
Other permanent cash value life insurance	—	49.1	51.5
Variable universal life	57.8	57.8	66.6
Miscellaneous reserves	—	2.4	2.4
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	XXX	XXX	433.8
Accidental death benefits	XXX	XXX	0.2
Disability – active lives	XXX	XXX	0.7
Disability – disabled lives	XXX	XXX	43.6
Miscellaneous reserves	XXX	XXX	221.8
Total life insurance reserves	3,701.6	3,050.0	5,610.6
Less: reinsurance ceded	—	—	1,841.4
Total net life insurance reserves	$3,701.6	$3,050.0	$3,769.2

	As of December 31, 2023
	Separate Account with Guarantees			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$4,919.3	$4,919.3	$4,919.3	$—	$—	$—
Variable universal life	—	—	—	604.9	594.8	594.8
Total life insurance reserves	$4,919.3	$4,919.3	$4,919.3	$604.9	$594.8	$594.8

Total life insurance reserves were as follows:

	As of December 31,
	2024	2023
Life insurance reserves	$4,004.1	$3,614.0
Accidental death benefits reserves	0.2	0.2
Disability – active lives reserves	0.7	0.7
Disability – disabled lives reserves	45.4	41.0
Miscellaneous reserves	119.2	113.3
Separate account life insurance reserves	5,610.1	5,514.1
Total net life insurance reserves	$9,779.7	$9,283.3
As of December 31, 2024 and 2023, the Company had $8,756.6 and $8,871.8, respectively, of insurance in-force for which the gross premiums were less than the net premiums according to the standard valuation established by the Department. Related reserves of $209.0 and $216.9 as of December 31, 2024 and 2023, respectively, were included in life and annuity reserves.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
9. Liability for Unpaid Claims
The following table provides a reconciliation of the beginning and ending liability balances for unpaid claims, net of reinsurance recoverables:

	For the Year Ended December 31,
	2024	2023	2022
Balance, beginning of the year	$710.2	$633.2	$599.5
Less: reinsurance recoverables	265.3	214.6	205.3
Net balance, beginning of the year	444.9	418.6	394.2
Add provision for claims, net of reinsurance, occurring in:
Current year	676.6	663.9	630.3
Prior years	(0.9)	2.5	(18.7)
Net incurred losses during the year	675.7	666.4	611.6
Deduct payments for claims, net of reinsurance, occurring in:
Current year	427.4	425.1	408.9
Prior years	212.1	208.5	178.3
Net claim payments during the current year	639.5	633.6	587.2
Valuation basis change and corrections	1.9	(6.5)	—
Net balance, end of year	483.0	444.9	418.6
Add: reinsurance recoverables	278.3	265.3	214.6
Balance, end of year	$761.3	$710.2	$633.2
Liabilities for unpaid claims are recorded in policy and contract claims, life and annuity reserves, and accident and health reserves on the balance sheets. The Company uses estimates in determining its liability for unpaid claims. These estimates are primarily based on historical claim payment patterns and expected loss ratios to provide for the inherent variability in claim patterns and severity. For the year ended December 31, 2024, the change in prior year incurred claims was primarily due to favorable claims experience on Stop Loss policies issued in 2023, partially offset by unfavorable claims experience on life insurance policies issued in 2023.
10. Capital and Surplus
The NAIC establishes certain risk-based capital (RBC) requirements for U.S. life and health insurance companies. Under those requirements, the amount of capital and surplus to be maintained by a life and health insurance company is determined based on various risk factors. As of December 31, 2024 and 2023, the Company exceeded the minimum capital and surplus and RBC requirements.
Under Iowa law, the Company may pay dividends only from the earned surplus arising from its business and must receive the prior approval of the Department to pay stockholder dividends or make any other distribution if such distributions would exceed certain statutory limitations. Iowa law gives the Department discretion to disapprove requests for distributions in excess of these limits. Extraordinary dividends include those made within the preceding twelve months that exceed the greater of (i) 10% of statutory policyholder surplus as of the previous year-end or (ii) the statutory net gain from operations from the previous calendar year. Based on December 31, 2024 statutory results, the maximum dividend that may be paid without prior approval in 2025 is $238.3.
During 2024 and 2022, the Company did not pay any dividends to its Parent. During 2023, the Company paid $207.0 of dividends to its Parent.
The following table presents the cumulative increase (reduction) of unassigned funds related to the following items:

	As of December 31,
	2024	2023
Net unrealized gains (losses)	$52.0	$9.6
Nonadmitted assets	(290.9)	(267.3)
Separate accounts	301.6	244.3
Asset valuation reserve	(687.1)	(591.6)

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
11. Income Taxes
The components of DTAs and deferred tax liabilities (DTLs) are as follows:

	As of December 31, 2024			As of December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$525.0	$10.8	$535.8	$435.4	$11.3	$446.7	$89.6	$(0.5)	$89.1
DTAs nonadmitted	(181.1)	(4.3)	(185.4)	(177.8)	(6.8)	(184.6)	(3.3)	2.5	(0.8)
Subtotal admitted DTAs	343.9	6.5	350.4	257.6	4.5	262.1	86.3	2.0	88.3
Less: DTLs	119.8	29.4	149.2	93.9	15.3	109.2	25.9	14.1	40.0
Net admitted DTAs	$224.1	$(22.9)	$201.2	$163.7	$(10.8)	$152.9	$60.4	$(12.1)	$48.3
The admission calculation components are as follows:

	As of December 31, 2024			As of December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$0.8	$0.8	$—	$3.3	$3.3	$—	$(2.5)	$(2.5)
(1) Adjusted gross DTAs expected to be realized following the balance sheet date	224.9	—	224.9	164.7	—	164.7	60.2	—	60.2
(2) Adjusted gross DTAs allowed per limitation threshold	XXX	XXX	435.2	XXX	XXX	408.9	XXX	XXX	26.3
Adjusted gross DTAs expected to be realized after application of the limitation threshold (lesser of (1) and (2))	224.9	—	224.9	164.7	—	164.7	60.2	—	60.2
Adjusted gross DTAs offset by gross DTLs	119.0	5.7	124.7	92.9	1.2	94.1	26.1	4.5	30.6
DTAs admitted	$343.9	$6.5	$350.4	$257.6	$4.5	$262.1	$86.3	$2.0	$88.3
As of December 31, 2024 and 2023, the ratio percentage used to determine the recovery period and limitation threshold amount was 748% and 724%, respectively. As of December 31, 2024 and 2023, the amount of adjusted capital and surplus used to determine the recovery period and limitation threshold amounts were $2,901.1 and $2,726.0, respectively. The results of this calculation component enable the Company to admit DTAs expected to reverse within three years, if not previously admitted as a carryback.
The admission calculations for 2024 and 2023 were not significantly impacted by tax-planning strategies. The Company had no unrecognized DTLs as of December 31, 2024 or 2023.
The components of current income tax expense (benefit) are as follows:

	For the Year Ended December 31,
	2024	2023	2022
Federal income tax expense (benefit)	$81.6	$96.7	$59.8
Federal income tax expense (benefit) on net capital gains (losses)	8.4	(19.7)	9.6
Federal income tax expense (benefit) incurred	$90.0	$77.0	$69.4

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
The main components of deferred tax amounts are as follows:

	As of December 31,
	2024	2023	Change
DTAs
Ordinary:
Policyholder reserves	$241.3	$201.6	$39.7
Investments	47.9	43.1	4.8
Deferred acquisition costs	173.2	148.0	25.2
Receivables - nonadmitted	22.2	17.4	4.8
Other	40.4	25.3	15.1
Total ordinary DTAs	525.0	435.4	89.6
Total ordinary DTAs – nonadmitted	(181.1)	(177.8)	(3.3)
Net admitted ordinary DTAs	343.9	257.6	86.3
Capital:
Investments	10.8	11.3	(0.5)
Nonadmitted	(4.3)	(6.8)	2.5
Net admitted capital DTAs	6.5	4.5	2.0
Net admitted DTAs	350.4	262.1	88.3

DTLs
Ordinary:
Policyholder reserves	81.4	60.9	20.5
Investments	28.1	22.1	6.0
Other	10.3	10.9	(0.6)
Total ordinary DTLs	119.8	93.9	25.9
Capital:
Investments	29.4	15.3	14.1
Total capital DTLs	29.4	15.3	14.1
Total DTLs	149.2	109.2	40.0
Net DTAs/DTLs	$201.2	$152.9	48.3

Net change in DTA/DTL			49.0
Surplus adjustments:
Tax effect of change in unrealized capital gains (losses)			5.3
Adjusted change in net deferred income taxes			$54.3
The Company expects it will fully realize the DTAs and no statutory valuation allowance has been recorded as of December 31, 2024 or 2023.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Differences between the federal income tax provision and the change in deferred taxes computed by applying the U.S. federal income tax rate of 21% to the net gain (loss) from operations before federal income taxes and the realized capital losses and the actual tax provision are as follows:

	For the Year Ended December 31,
	2024	2023	2022
Ordinary income (loss) tax expense (benefit) at federal statutory rate	$33.6	$18.0	$35.9
Capital income (loss) tax expense (benefit) at federal statutory rate	14.7	(3.9)	(20.2)
Total expected income tax expense (benefit)	48.3	14.1	15.7
Significant statutory to tax adjustments on taxes:
Tax credits	(3.4)	(4.1)	(8.0)
Change in valuation basis – statutory reserves	(4.8)	(1.9)	2.5
Change in liability for unauthorized reinsurance	(0.3)	14.9	(14.9)
Other	(4.1)	(7.3)	(14.0)
Total federal income tax expense (benefit)	$35.7	$15.7	$(18.7)

Federal income tax expense (benefit)	$90.0	$77.0	$69.4
Adjusted change in net deferred income taxes	(54.3)	(61.3)	(88.1)
Total statutory income tax expense (benefit)	$35.7	$15.7	$(18.7)
As of December 31, 2024, the Company had no tax credit carryforward and no operating loss or capital loss carryforwards to offset against future taxable income.
The amount of federal income taxes incurred that are available for recovery in the event of the carryback of future net capital losses is immaterial.
The Company does not have any deposits admitted under Section 6603 of the Internal Revenue Code. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of December 31, 2024.
The Company is included as a member of a consolidated life/non-life federal income tax return under the Parent in the U.S. federal jurisdiction. Prior to 2022, the Company filed a federal income tax return only for its consolidated life group in the U.S. federal jurisdiction. The Company's state income tax filings and filing groups vary based on applicable rules in each state jurisdiction. The Company's federal and state income tax returns are generally open for examination for tax years 2021 through the present. In addition, certain other tax years remain open for examination due to loss carryback/carryforward provisions or amended returns, including life group returns for 2013 and 2018 through 2020.
The Inflation Reduction Act (Act) was enacted on August 16, 2022. The Act includes a new corporate alternative minimum tax (CAMT), which is effective for tax years beginning after 2022 and applies to corporations with average adjusted financial statement income in excess of certain thresholds as defined in the Act. The tax-controlled group of corporations of which the Company is a member has determined that it does not expect to be an applicable corporation that is subject to the CAMT in 2024.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
12. Separate Accounts
Separate account assets are attributed to the following products:

	As of December 31, 2024			As of December 31, 2023
	Legally Insulated	Not Legally Insulated	Total	Legally Insulated	Not Legally Insulated	Total
BOLI (1)	$4,946.8	$198.5	$5,145.3	$4,919.3	$195.2	$5,114.5
RILA	348.3	3,062.7	3,411.0	187.1	1,790.7	1,977.8
Variable annuities	455.5	—	455.5	433.1	—	433.1
Variable COLI	471.1	—	471.1	431.2	—	431.2
Variable life and UL	202.8	—	202.8	173.7	—	173.7
Total	$6,424.5	$3,261.2	$9,685.7	$6,144.4	$1,985.9	$8,130.3
____________________
(1)The Company allows interest income above the required policy account values within the BOLI separate account. The amount accumulated over and above the required policy account values is not considered to be legally insulated.
The fair value of BOLI and RILA invested assets not reported at fair value and related net unrealized gains (losses) are as follows:

	As of December 31,
	2024		2023
	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
BOLI	$4,363.8	$(743.6)	$4,466.8	$(609.6)
RILA	2,526.9	(70.4)	1,550.2	(68.6)
In accordance with contract provisions relating to the Company’s separate account products, some separate account liabilities are guaranteed by the general account. As of December 31, 2024 and 2023, the separate accounts did not owe the Company for accrued fees or expenses.
The following table provides premium and reserve information for the separate accounts of the Company:

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations, or deposits for the year ended December 31, 2024	$—	$—	$1,143.0	$1,143.0

Reserves as of December 31, 2024:
For accounts with assets at:
Fair value	$—	$—	$1,790.8	$1,790.8
Amortized cost	2,306.3	2,640.6	2,487.3	7,434.2
Total reserves	$2,306.3	$2,640.6	$4,278.1	$9,225.0

By withdrawal characteristics:
At book value without fair value adjustment and with current surrender charge of 5% or more	$—	$—	$2,390.7	$2,390.7
At fair value	—	—	1,790.8	1,790.8
At book value without fair value adjustment and with current surrender charge less than 5%	2,306.3	2,640.6	96.6	5,043.5
Total reserves	$2,306.3	$2,640.6	$4,278.1	$9,225.0

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)

	Nonindexed Guaranteed Less Than/ Equal to 4%		Nonindexed Guaranteed More Than 4%		Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for the year ended December 31, 2023	$—		$—		$415.3	$415.3

Reserves as of December 31, 2023:
For accounts with assets at:
Fair value	$—		$—		$1,320.5	$1,320.5
Amortized cost	2,287.4		2,631.9		1,577.4	6,496.7
Total reserves	$2,287.4	0	$2,631.9	0	$2,897.9	$7,817.2

By withdrawal characteristics:
At book value without fair value adjustment and with current surrender charge of 5% or more	$—		$—		$1,577.4	$1,577.4
At fair value	—		—		1,320.5	1,320.5
At book value without fair value adjustment and with current surrender charge less than 5%	2,287.4		2,631.9		—	4,919.3
Total reserves	$2,287.4		$2,631.9		$2,897.9	$7,817.2

	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
Premiums, considerations or deposits for the year ended December 31, 2022	$—	$—	$725.3	$725.3
The following table provides a reconciliation of amounts transferred to and from the separate accounts as reported on the statements of operations:

	For the Year Ended December 31,
	2024	2023	2022
Transfers to separate accounts	$1,367.8	$572.8	$1,015.2
Transfers from separate accounts	(495.1)	(435.6)	(467.1)
Net transfers to (from) separate accounts	872.7	137.2	548.1
Deposits in free look period and other timing differences	(0.7)	—	(0.9)
Net transfers to (from) separate accounts as reported on statements of operations	$872.0	$137.2	$547.2
13. Related Parties
The following discussion relates to transactions entered into by the Company with related parties and affiliates. Refer to Note 7 for further discussion on reinsurance agreements and amounts payable or receivable with related parties or affiliates in connection with reinsurance agreements.
It is the Company's policy to settle amounts due with affiliated companies not less than quarterly, except for certain long-term compensation liabilities that are settled when the awards are paid and short-term intercompany borrowings. Balances with related parties recorded in the Company's financial statements were as follows:

	As of December 31,
	2024	2023
Balances with Parent and affiliates:
Receivables	$5.5	$1.7
Payables	(4.4)	(2.5)
The Company has entered into various agreements with the Parent and its affiliates for services necessary to conduct its activities. These agreements specify that the parties will provide to and receive from each other certain general services related to sharing common management, personnel, and facilities, and that the related expenses will be shared. These expenses

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
include rent, corporate overhead, payroll, benefits, data processing systems, finance, information technologies, and other charges, and are included in general insurance expenses on the statements of operations. General service expenses are allocated among legal entities using methodologies that management believes to be reasonable to estimate service utilization, including headcount, time studies, or relevant activity levels.
The Company has an agreement with Symetra Investment Management Company (SIM), an affiliated registered investment advisor wholly-owned by the Parent, to provide investment advisory services related to the Company’s invested assets and with Symetra Investment Management Real Estate Investors (SIMREI), a subsidiary of SIM, to provide investment management services related to the Company's mortgage loan portfolio.
The Company also paid concessions, general agent fees, administrative, and underwriting fees for services provided by its affiliates, primarily to Symetra Securities, Inc.
During 2024 and 2023, the Company did not receive cash capital contributions from its Parent. During 2022, the Company received cash capital contributions of $125.0 from its Parent.
The Company has a short-term intercompany borrowing agreement with its Parent, under which the Company periodically loans money to its Parent. As of December 31, 2024 and 2023, the balance of the loan was $37.0 and $102.0, respectively.
During 2024 and 2023, the Company did not contribute cash to its subsidiaries. During 2022, the Company contributed $50.0 of cash capital to its subsidiary, First Symetra National Life Insurance Company of New York.

	For the Year Ended December 31,
	2024	2023	2022
Transactions with Parent and affiliates:
Payments for investment management and support services	$63.2	$56.6	$51.9
Shared services expenses (allocated) payments, net (1)	(32.7)	(26.8)	(16.4)
Payments for concessions, general agent fees, administrative, and underwriting fees (2)	46.0	23.1	34.6
___________________
(1)Reported primarily in general insurance expenses on the statements of operations.
(2)Reported primarily in commissions on the statements of operations.
14. Commitments and Contingencies
Litigation
Because of the nature of its business, the Company is subject to legal actions filed or threatened in the ordinary course of its business operations. The Company establishes liabilities for legal loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. In such cases, any estimate is not an indication of expected loss, if any, and there still may be an exposure to loss more than any amounts reasonably estimated and accrued. As of December 31, 2024, we have accrued $32.5 for one such liability. It is not reasonably possible that this loss estimate will change in an amount that would be material to the financial statements. No balances were accrued as of December 31, 2023.
For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly basis and updates its established liabilities, disclosures, and estimates of reasonably possible losses or range of loss based on such reviews.
Although the Company cannot predict the outcome of any litigation or regulatory action, the Company does not believe that any such matters will have an impact on its financial condition or results of operations that differs materially from the Company’s established liabilities. However, given the inherent difficulty in predicting the outcome of such matters, it is possible that an adverse outcome in certain such matters could be material to the Company’s financial condition or results of operations for any particular reporting period.

SYMETRA LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS – STATUTORY BASIS
(All dollar amounts in millions unless otherwise stated)
Other Commitments
The following table presents the Company's significant commitments not recognized on the balance sheets:

	As of December 31, 2024	As of December 31, 2023
Unfunded Commitments to partnership investments and related structured securities	313.1	$140.6
Unfunded mortgage loan commitments, approved not yet funded	144.2	102.5
Unfunded private placement commitments, purchased, not yet funded	142.0	29.0
The Company had no other material commitments or contingencies as of December 31, 2024 or 2023.

Supplementary Information

Independent Auditors' Report
The Board of Directors and Stockholder
Symetra Life Insurance Company:
We have audited the financial statements prepared in accordance with statutory accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State of Iowa of Symetra Life Insurance Company as of and for the year ended December 31, 2020, and have issued our report thereon dated March 25, 2021, which contained an adverse opinion on the basis of U.S. generally accepted accounting principles and an unmodified opinion on the statutory basis of accounting described in note 2 to those financial statements. Our audit was performed for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the Selected Financial Data-Statutory Basis, Investment Risks Interrogatories-Statutory Basis, Summary Investment Schedule-Statutory Basis, and Reinsurance Risk Interrogatories-Statutory Basis is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Insurance Division, Department of Commerce of the State of Iowa. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole as of and for the year ended December 31, 2023.

Seattle, Washington
March 25, 2022

Symetra Life Insurance Company
Selected Financial Data – Statutory Basis
December 31, 2024
(All amounts in millions unless otherwise stated)

Investment income earned:
U.S. government bonds	$17.2
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	1,672.7
Bonds of affiliates	0.1
Preferred stocks (unaffiliated)	6.1
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	23.5
Common stocks of affiliates	—
Mortgage loans	422.5
Real estate	—
Contract loans	5.9
Cash, cash equivalents and short-term investments	112.8
Surplus Notes	—
Derivative instruments	26.0
Other invested assets	27.7
Aggregate write-ins for investment income	—
Gross investment income	2,314.5

Real estate owned – book value, less encumbrances	$—

Mortgage loans – book value:
Farm mortgages	$—
Residential mortgages	24.1
Commercial mortgages	8,876.5
Total mortgage loans	$8,900.6

Mortgage loans by standing – book value:
Good standing	$8,899.2
Good standing with restructured terms	—
Interest overdue more than 90 days, not in foreclosure	1.4
Foreclosure in process	—
Total mortgage loans	$8,900.6

Other long-term invested assets – statement value	$711.0

Collateral loans	$—

Bonds and stocks of Parent, subsidiaries, and affiliates – book value:
Bonds	$—
Preferred stocks	—
Common stocks	218.0
Total bonds and stocks of Parent, subsidiaries, and affiliates – book value	$218.0

Symetra Life Insurance Company
Selected Financial Data – Statutory Basis
December 31, 2024
(All amounts in millions unless otherwise stated)

Bonds and short-term investments by NAIC designation and maturity:
Bonds by maturity – statement value:
Due within one year or less	$3,802.4
Over 1 year through 5 years	14,279.1
Over 5 years through 10 years	8,932.4
Over 10 years through 20 years	3,263.8
Over 20 years	3,726.3
Total by maturity	$34,004.0

Bonds by NAIC designation – statement value:
NAIC 1	$19,004.0
NAIC 2	13,220.9
NAIC 3	854.5
NAIC 4	847.1
NAIC 5	72.2
NAIC 6	5.3
Total by NAIC designation	$34,004.0

Total bonds publicly traded	$14,745.3
Total bonds privately placed	19,057.7

Preferred stocks – statement value	$110.7
Common stocks – market value	807.5
Short-term investments – book value	41.6

Options, caps, and floors owned – statement value	$332.0
Options, caps, and floors written and in-force – statement value	(22.9)
Collar, swap, and forward agreements open – statement value	59.4
Warrants owned – statement value	—
Futures contracts open – current value	10.4

Cash on deposit	$1,350.8

Life insurance in-force:
Industrial	$—
Ordinary	31,029.7
Credit life	—
Group life	91,874.7

Amount of accidental death insurance in-force under ordinary policies	$77.3

Life insurance policies with disability provisions in force:
Industrial	$—
Ordinary	0.6
Credit life	—
Group life	78,174.3

Symetra Life Insurance Company
Selected Financial Data – Statutory Basis
December 31, 2024
(All amounts in millions unless otherwise stated)

Supplementary contracts in-force:
Ordinary – not involving life contingencies:
Amount on deposit	$18.4
Income payable	—
Ordinary – involving life contingencies:
Amount on deposit	$—
Income payable	—
Group – not involving life contingencies:
Amount of deposit	$—
Income payable	—
Group – involving life contingencies:
Income payable	$—

Annuities:
Ordinary:
Immediate – amount of income payable	$523.1
Deferred – fully paid – account balance	31,468.5
Deferred – not fully paid – account balance	802.2
Group:
Amount of income payable	$7.4
Fully paid – account balance	24.0
Not fully paid – account balance	581.1

Accident and health insurance – premiums in-force:
Ordinary	$0.2
Group	1,404.0
Credit	—

Deposit funds and dividend accumulations:
Deposit funds – account balance	$22.4
Dividend accumulations – account balance	0.2

Claim payments 2024:
Group accident and health:
2024	$190.4
2023	88.4
2022	11.3
2021 and prior	28.2
Other accident and health:
2024	$—
2023	—
2022	—
2021 and prior	0.1
Other coverages that use developmental methods to calculate claims reserves:
2024	$—
2023	—
2022	—
2021 and prior	—
See accompanying independent auditors' report.

Symetra Life Insurance Company
Investment Risks Interrogatories – Statutory Basis
December 31, 2024
(All amounts in millions unless otherwise stated)

1.The Company’s total admitted assets, excluding separate accounts business, as reported on page 3 of its Annual Statement are $47,550.8.
2.Following are the 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, U.S. government agency securities, and those U.S. government money market funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt, (ii) property occupied by the Company, (iii) policy loans, and (iv) all SEC and foreign funds (open-end, close-end, UIT and ETFs) and common trust funds that are diversified within the meaning of the Investment Company Act of 1940 [Section 5(b) (1)]:

	Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
a.	Monroe Capital MML	Bonds	$400.7	0.8%
b.	KKR Credit LP	LLP / Bonds	348.0	0.7
c.	Golub Capital Partners	Bonds	314.8	0.7
d.	Ares L Ltd.	Bonds	268.1	0.6
e.	Sound Point Ltd.	Bonds	252.0	0.5
f.	Antares Ltd	Bonds	246.5	0.5
g.	Pennant Park LLC	Bonds	246.0	0.5
h.	Audax LLC	Bonds	245.8	0.5
i.	Fortress Credit BSL Limited	Bonds	239.6	0.5
j.	Ivy Hill Middle Mark Credit Fund Ltd.	Bonds	232.0	0.5

3.The Company’s total admitted assets held in bonds including short-term investments, and preferred stocks, by NAIC rating, are:

Bonds/Short-term Investments			Preferred Stocks
NAIC Rating	Amount	Percentage of Total Admitted Assets	NAIC Rating	Amount	Percentage of Total Admitted Assets
NAIC-1	$19,004.0	40.0%	P/RP-1	$12.2	—%
NAIC-2	13,220.9	27.8	P/RP-2	86.5	0.2
NAIC-3	854.5	1.8	P/RP-3	12.0	—
NAIC-4	847.1	1.8	P/RP-4	—	—
NAIC-5	72.2	0.2	P/RP-5	—	—
NAIC-6	5.3	—	P/RP-6	—	—

4.The Company’s total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure was $5,929.8, or 12.7% of total admitted assets as of December 31, 2024, which (i) the aggregate amount of foreign investments as determined by the rules or statutes of the state of domicile (regardless of whether there is any foreign currency exposure) of $4,675.2 or 9.8% of total admitted assets as of December 31, 2024, and (ii) included foreign currency-denominated investments of $0.0 supporting insurance liabilities denominated in that same foreign currency of $0.0.
5.Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
i. Countries rated NAIC-1	$4,416.7	9.3%
ii. Countries rated NAIC-2	216.8	0.5
iii. Countries rated NAIC-3 or below	41.7	0.1

Symetra Life Insurance Company
Investment Risks Interrogatories – Statutory Basis
December 31, 2024
(All amounts in millions unless otherwise stated)
6.The two countries in which the Company has its largest aggregate foreign investment exposures (regardless of currency exposures), categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
i. Countries rated NAIC-1:
United Kingdom	$923.6	1.9%
Cayman Islands	631.3	1.3
ii. Countries rated NAIC-2:
Mexico	$177.9	0.4%
Italy	19.0	—
iii. Countries rated NAIC-3 or below:
Morocco	$19.7	—%
Bahamas	15.0	—

7. - 9. The Company had $0 aggregate unhedged foreign currency exposure as of December 31, 2024.
10.The 10 largest nonsovereign (i.e., nongovernmental) foreign issuers:

	Issuer	NAIC Rating	Amount	Percentage of Total Admitted Assets
a.	CSL Limited	1.G FE	$132.1	0.3%
b.	AerCap Holdings N.V.	2.A FE	124.8	0.3
c.	BNP Paribas SA	1.G FE	112.2	0.2
d.	UBS Group AG	1.G FE	111.8	0.2
e.	AstraZeneca PLC	1.F FE	96.3	0.2
f.	NXP Semiconductors N.V.	2.A FE	78.7	0.2
g.	Groupe BPCE	1.E FE	74.7	0.2
h.	Siemens Aktiengesellschaft	1.D FE	71.3	0.1
i.	Takeda Pharmaceutical Company Limited	2.A FE	69.4	0.1
j.	BAE Systems PLC	2.A FE	67.8	0.1
11.The Company’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure are:

		Amount	Percentage of Total Admitted Assets
a.	Canadian investments	$1,254.6	2.6%
b.	Canadian currency-denominated investments	—	—
c.	Canadian-denominated insurance liabilities	—	—
d.	Unhedged Canadian currency exposure	—	—
12.The Company held no investments with contractual sales restrictions.

Symetra Life Insurance Company
Investment Risks Interrogatories – Statutory Basis
December 31, 2024
(All amounts in millions unless otherwise stated)
13.The Company's admitted assets held in the largest 10 equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities that includes partnerships and limited liability companies and any other investments reported in Schedule BA), and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or NAIC 1 are:

	Description	Preferred Stock	Common Stock	Other Invested Assets	Total	Percentage of Total Admitted Assets
a.	KKR	$—	$—	$334.3	$334.3	0.7%
b.	Vanguard TSM	—	224.9	—	224.9	0.5
c.	First Symetra National Life Ins Co of NY	—	210.5	—	210.5	0.4
d.	Federal Home Loan Bank of Des Moines	—	166.9	—	166.9	0.4
e.	US Bancorp	47.5	—	—	47.5	0.1
f.	Symetra Reinsurance Corporation	—	43.3	—	43.3	0.1
g.	AMP Capital Global Infrastructure	—	—	21.0	21.0	—
h.	ASP-SEG Co-Investment Aggregator	—	—	19.6	19.6	—
i.	MML Partnership Capital	—	—	18.5	18.5	—
j.	Arctos Sports Partners	—	—	17.8	17.8	—
14.The Company had less than 2.5% of admitted assets held in unaffiliated, privately placed equities (included in other equity securities) and excluding securities eligible for sale under: (i) Securities and Exchange Commission (SEC) Rule 144a, or (ii) SEC Rule 144 without volume restrictions.
a.The largest fund managers are:

	Fund Manager	Total Invested	Diversified	Nondiversified
a.	KKR	$334.3	$334.3	$—
b.	The Vanguard Group, Inc.	224.9	224.9	—
c.	State Street Corporation	168.3	168.3	—
d.	PNC Bank	26.5	26.5	—
e.	US BANK NA	26.4	26.4	—
f.	MML Various Investment Funds	22.1	22.1	—
g.	AMP	21.0	21.0	—
h.	ASP-SEG Co-Investment Aggregator, L.P.	19.6	19.6	—
15.The Company held no general partnership interests.
16.With respect to mortgage loans reported in Schedule B of the Annual Statement:
a.The Company held $8,900.6 in mortgage loans, which represent 18.7% of total admitted assets.

Symetra Life Insurance Company
Investment Risks Interrogatories – Statutory Basis
December 31, 2024
(All amounts in millions unless otherwise stated)
b.The 10 largest aggregate mortgage interests are (the aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties):

	Type	Property	Amount	Percentage of Total Admitted Assets
a.	Commercial	Namdar	$148.1	0.3%
b.	Commercial	Monomoy	129.0	0.3
c.	Commercial	Fidelis/CalSTRS	74.9	0.2
d.	Commercial	Edward St. John LLC	51.8	0.1
e.	Commercial	Oehl	50.6	0.1
f.	Commercial	Alco Invest. Co	40.4	0.1
g.	Commercial	ULM II Holding Corp	39.1	0.1
h.	Commercial	Benenson	38.0	0.1
i.	Commercial	Duke	37.1	0.1
j.	Commercial	Krausz Puente LLC	36.9	0.1
c.     Amount and percentage of the Company's total admitted assets held in the following categories of mortgage loans:

		Amount	Percentage of Total Admitted Assets
a.	Construction loans	$—	—%
b.	Mortgage loans over 90 days past due	1.4	—
c.	Mortgage loans in the process of foreclosure	—	—
d.	Mortgage loans foreclosed	—	—
e.	Restructured mortgage loans	—	—
17.Aggregate commercial mortgage loans having the following loan-to-value ratios, as determined from the most current appraisal as of the annual statement date:

	Loan-to-Value	Amount	Percentage of Total Admitted Assets
a.	above 95%	$3.4	—%
b.	91% to 95%	9.8	—
c.	81% to 90%	34.6	0.1
d.	71% to 80%	336.5	0.7
e.	below 70%	8,493.1	17.9
		$8,877.3	18.7%
a.The Company had less than 2.5% of admitted assets held in residential mortgage loans and held no investments in agricultural mortgage loans.
18.The Company had no investments in real estate.
19.The Company had no investments held in mezzanine real estate loans.
20.The Company had no admitted asset subject to securities lending, repurchase agreements, reverse repurchase agreements, dollar repurchase agreements, or dollar reverse repurchase agreements.
21.The Company had $332.0 of options and caps and floors owned, $22.9 in options and caps and floors written, and $0.0 in warrants not attached to other financial instruments. Each type represent 0.7%, 0.0%, and 0.0% of total admitted assets, respectively.
22.The Company had potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps, and forwards of $44.5 as of the end of the first quarter, $44.9 as of the end of the second quarter, $47.2 as of the end of the third quarter, and $50.4, or 0.1% of total admitted assets as of the end of the fourth quarter during the fiscal year ended.
23.The Company had potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) to futures contracts of $1.1 as of the end of the first quarter, $0.5 as of the end of the second quarter, $1.3 as of

Symetra Life Insurance Company
Investment Risks Interrogatories – Statutory Basis
December 31, 2024
(All amounts in millions unless otherwise stated)
the end of the third quarter, and $2.0, or 0.0% of total admitted assets as of the end of the fourth quarter during the fiscal year ended.

See accompanying independent auditors' report.

Symetra Life Insurance Company
Reinsurance Risks Interrogatories – Statutory Basis
December 31, 2024
(All amounts in millions unless otherwise stated)
The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.
1. The Company does not reinsure any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer's assumption of significant risk identified in Appendix A-791.
2. The Company does not reinsure any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer's assumption of risk.
3. The Company does not have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delay payment in form or in fact:
a.Provisions that permit the reporting of losses to be made less frequently than quarterly;
b.Provisions that permit settlements to be made less frequently than quarterly;
c.Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or
d.The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.
4. The Company has not recognized any reinsurance accounting credit for any contracts below that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61.
a.Assumption reinsurance – new for the reporting period.
5. The Company has not ceded any risk that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and has not:
a.Accounted for that contract as reinsurance under statutory accounting principle (SAP) and as a deposit under generally accepted accounting principles (GAAP); or
b.accounted for that contract as reinsurance under GAAP and as a deposit under SAP.

See accompanying independent auditors' report.

Symetra Life Insurance Company
Summary Investment Schedule – Statutory Basis
December 31, 2024
(All amounts in millions unless otherwise stated)

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage of Total Invested Assets	Amount	Percentage of Total Invested Assets
Long-term bonds:
U.S. governments	$498.0	1.1%	$498.0	1.1%
All other governments	58.7	0.1	58.7	0.1
U.S. states, territories and possessions, etc. guaranteed	3.1	—	3.1	—
U.S. political subdivisions of states, territories, and possessions, guaranteed	45.8	0.1	45.8	0.1
U.S. special revenue and special assessment obligations, etc. non-guaranteed	664.2	1.4	664.2	1.4
Industrial and miscellaneous	31,367.2	67.1	31,367.2	67.1
Hybrid securities	395.1	0.8	395.1	0.8
Parent, subsidiaries and affiliates	—	—	—	—
SVO identified funds	168.3	0.4	168.3	0.4
Unaffiliated bank loans	602.7	1.3	602.7	1.3
Total long-term bonds	33,803.1	72.3	33,803.1	72.3
Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	110.7	0.2	110.7	0.2
Parent, subsidiaries and affiliates	—	—	—	—
Total preferred stocks	110.7	0.2	110.7	0.2
Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	149.2	0.3	149.2	0.3
Industrial and miscellaneous Other (Unaffiliated)	166.9	0.4	166.9	0.4
Parent, subsidiaries and affiliates Publicly traded	—	—	—	—
Parent, subsidiaries and affiliates Other	266.5	0.6	266.5	0.6
Mutual funds	—	—	—	—
Unit investment trusts	—	—	—	—
Closed-end funds	—	—	—	—
Exchange traded funds	224.9	0.5	224.9	0.5
Total common stocks	807.5	1.7	807.5	1.7
Mortgage loans:
Farm mortgages	—	—	—	—
Residential mortgages	24.1	0.1	24.1	0.1
Commercial mortgages	8,876.5	19.0	8,876.5	19.0
Mezzanine real estate loans	—	—	—	—
Total mortgage loans	8,900.6	19.1	8,900.6	19.1
Real estate:
Properties occupied by company	—	—	—	—
Properties held for production of income	—	—	—	—
Properties held for sale	—	—	—	—
Total real estate	—	—	—	—
*See note on next page.

Symetra Life Insurance Company
Summary Investment Schedule – Statutory Basis
December 31, 2024
(All amounts in millions unless otherwise stated)

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage of Total Invested Assets	Amount	Percentage of Total Invested Assets
Cash, cash equivalents, and short-term investments:
Cash	1,350.8	2.9	1,350.8	2.9
Cash equivalents	249.2	0.5	249.2	0.5
Short-term investments	41.6	0.1	41.6	0.1
Total cash, cash equivalents, and short-term investments	1,641.6	3.5	1,641.6	3.5
Contract loans	173.5	0.4	173.5	0.4
Derivatives	405.0	0.9	405.0	0.9
Other invested assets	711.1	1.5	711.1	1.5
Receivables for securities	224.1	0.5	215.9	0.5
Securities lending	—	—	—	—
Total invested assets	$46,777.1	100.0%	$46,768.9	100.0%
*Gross investment holdings as valued in compliance with the NAIC Accounting Practices and Procedures Manual.

See accompanying independent auditors' report.

Annual Report

December 31, 2024

Symetra Separate Account SL

Symetra Separate Account SL
Report of Independent Registered Public Accounting Firm
To the Board of Directors of Symetra Life Insurance Company and the Contract Owners of Symetra Separate Account SL:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in the Appendix that compromise Symetra Separate Account SL (the Separate Account), as of December 31, 2024, the related statements of operations and changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the accumulation unit values in Note 6 (the financial highlights) for each of the years in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2024, the results of its operations and changes in net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with fund companies or their transfer agents; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of the Separate Account since 2020.
Seattle, Washington
April 23, 2025

1

Symetra Separate Account SL
Report of Independent Registered Public Accounting Firm (Continued)

Appendix

American Funds IS Growth Fund

BNY Mellon Appreciation

BNY Mellon MidCap Stock

BNY Mellon Stock Index

BNY Mellon Technology Growth

BNY Mellon Sustainable U.S. Equity

CVT Nasdaq-100 Index Class I (Note 2)

CVT Russell 2000 Small Cap Index Class I (Note 1, Note 2)

Dimensional VIT Inflation-Protected Securities (Note 1, Note 2)

DWS CROCI International VIP - Class A

DWS Global Income Builder VIP A

Federated Hermes High Income Bond

Federated Hermes Managed Volatility II

Fidelity Asset Manager

Fidelity Asset Manager Growth

Fidelity Balanced

Fidelity Contrafund

Fidelity Equity-Income

Fidelity Extended Market Index - Initial Class (Note 1)

Fidelity Government Money Market Portfolio - Initial Class

Fidelity Growth

Fidelity Growth & Income
Fidelity Growth Opportunities

Fidelity High Income
Fidelity Index 500

Fidelity Investment Grade Bond

Fidelity Mid Cap I
2

Symetra Separate Account SL
Report of Independent Registered Public Accounting Firm (Continued)

Fidelity Mid Cap II

Fidelity Overseas

Franklin Allocation VIP Fund - Class 1

Franklin DynaTech VIP Fund - Class 2

Franklin Income VIP Fund - Class 1

Franklin Income VIP Fund - Class 2

Franklin Mutual Shares VIP Fund - Class 2

Franklin Small Cap Value VIP Fund - Class 1

Franklin Small Cap Value VIP Fund - Class 2

Franklin Small-Mid Cap Growth VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 2

Goldman Sachs Government Money Market - Institutional Class (Note 1)

Invesco American Franchise Fund I

Invesco American Franchise Fund II

Invesco Discovery Mid Cap Growth Fund I (Note 1)

Invesco Discovery Mid Cap Growth Fund II (Note 1)

Invesco EQV International Equity I

Invesco EQV International Equity II

Invesco Global Real Estate

Invesco Health Care

LVIP American Century Balanced Fund Standard Class II (Note 2)

LVIP American Century Inflation Protection Fund Standard II (Note 2)

LVIP American Century Inflation Protection Fund Service (Note 2)

LVIP American Century International Fund Standard Class II (Note 2)

LVIP American Century Large Company Value Fund Service (Note 2)

LVIP American Century Ultra Fund Standard Class II (Note 2)

LVIP American Century Ultra Fund Service Class (Note 2)

LVIP American Century Value Fund Standard Class II (Note 2)

LVIP JPMorgan Mid Cap Value Fund - Standard Class
3

Symetra Separate Account SL
Report of Independent Registered Public Accounting Firm (Continued)
LVIP JPMorgan U.S. Equity Fund - Standard Class

Morningstar Aggressive Growth ETF Asset Allocation Class I

Morningstar Growth ETF Asset Allocation Class I

Neuberger Berman AMT Mid Cap Growth Portfolio Class I (Note 1)

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I

PIMCO All Asset Portfolio Admin

PIMCO All Asset Portfolio Advisor

PIMCO CommodityRealReturn Strat. Administrative Class

PIMCO Total Return Admin

Pioneer Bond VCT Class I

Pioneer Equity Income VCT Class I (Note 1)

Pioneer Equity Income VCT Class II

Pioneer Fund VCT Class I

Pioneer High Yield VCT Class II

Pioneer Mid Cap Value VCT Class I

Pioneer Select Mid Cap Growth VCT Class I

Pioneer Strategic Income VCT Class I

Pioneer Strategic Income VCT Class II

Templeton Developing Markets VIP Fund - Class 1

Templeton Developing Markets VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 1

Templeton Global Bond VIP Fund - Class 2

Templeton Growth VIP Fund - Class 1

Templeton Growth VIP Fund - Class 2

Vanguard Balanced

Vanguard Conservative Allocation (Note 1)

Vanguard Diversified Value (Note 1)

Vanguard Equity Income

Vanguard Equity Index
4

Symetra Separate Account SL
Report of Independent Registered Public Accounting Firm (Continued)

Vanguard High Yield Bond

Vanguard International

Vanguard Mid-Cap Index

Vanguard Real Estate Index

Vanguard Small Company Growth

Vanguard Total Bond Market Index

Vanguard Total International Stock Market Index (Note 1)

Vanguard Total Stock Market Index

Voya Global High Dividend Low Volatility Portfolio - Class S

VY JPMorgan Emerging Markets Equity Portfolio Initial

Wanger Acorn

5

Symetra Separate Account SL
Report of Independent Registered Public Accounting Firm (Continued)

Note 1: The following sub-accounts had varying audited periods defined in the table below:

Subaccount	Statement of Assets and Liabilities	Statements of Operations and Changes in Net Assets	Financial Highlights
CVT Russell 2000 Small Cap Index Class I	Not presented - no net assets at December 31, 2024	Not presented – no operations or changes in net assets for the years ended December 31, 2024 and 2023	No difference
Dimensional VIT Inflation -Protected Securities	No difference	No difference	For the period September 15, 2021 through December 31, 2024
Fidelity Extended Market Index - Initial Class	No difference	No difference	For the period September 15, 2021 through December 31, 2024
Goldman Sachs Government Money Market - Institutional Class	No difference	No difference	For the period September 15, 2021 through December 31, 2024
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	Not presented - no net assets at December 31, 2024	Not presented – no operations or changes in net assets for the years ended December 31, 2024 and 2023	No difference
Invesco Discovery Mid Cap Growth Fund I	No difference	No difference	For the period April 30, 2020 through December 31, 2024
Invesco Discovery Mid Cap Growth Fund II	No difference	No difference	For the period April 30, 2020 through December 31, 2024
Pioneer Equity Income VCT Class I	Not presented - no net assets at December 31, 2024	Not presented – no operations or changes in net assets for the years ended December 31, 2024 and 2023	No difference
Vanguard Conservative Allocation	No difference	No difference	For the period September 15, 2021 through December 31, 2024
Vanguard Diversified Value	No difference	No difference	For the period September 15, 2021 through December 31, 2024
Vanguard Total International Stock Market Index	No difference	No difference	For the period September 15, 2021 through December 31, 2024

Note 2: See Note 1 of the financial statements for the former name of the sub-account
6

Symetra Separate Account SL
Statements of Assets and Liabilities
As of December 31, 2024

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
American Funds IS Growth Fund	3,141	$304,985	$400,334	$400,334	30,228
BNY Mellon Appreciation	30,889	1,127,178	1,127,148	1,127,148	22,996
BNY Mellon MidCap Stock	73,476	1,374,275	1,512,143	1,512,143	30,087
BNY Mellon Stock Index	21,061	1,277,182	1,684,672	1,684,672	22,331
BNY Mellon Sustainable U.S. Equity	7,765	299,161	431,070	431,070	12,432
BNY Mellon Technology Growth	40,404	958,725	1,423,069	1,423,069	44,901
CVT Nasdaq-100 Index Class I1	1,258	160,056	210,484	210,484	194
Dimensional VIT Inflation-Protected Securities[1]	4,916	45,074	44,099	44,099	4,697
DWS CROCI International VIP - Class A	11,941	81,380	88,358	88,358	7,960
DWS Global Income Builder VIP A	19,494	442,929	461,027	461,027	19,607
Federated Hermes High Income Bond	20,416	122,218	115,963	115,963	3,371
Federated Hermes Managed Volatility II	4,117	40,173	41,950	41,950	1,656
Fidelity Asset Manager	154,355	2,351,245	2,539,159	2,539,159	10,665
Fidelity Asset Manager Growth	23,886	459,564	550,074	550,074	7,583
Fidelity Balanced	3,091	63,253	76,076	76,076	1,296
Fidelity Contrafund	254,701	10,117,074	14,757,367	14,757,367	55,328
Fidelity Equity-Income	307,955	7,031,980	8,188,504	8,188,504	32,144
Fidelity Extended Market Index - Initial Class	3,116	40,790	44,728	44,728	4,126
Fidelity Government Money Market Portfolio - Initial Class	985,078	985,078	985,078	985,078	58,130
Fidelity Growth	283,610	22,871,626	27,493,206	27,493,206	94,749
Fidelity Growth & Income	84,879	2,005,307	2,593,066	2,593,066	35,980
Fidelity Growth Opportunities	30,191	1,362,320	2,505,840	2,505,840	24,176
Fidelity High Income	110,273	568,337	520,491	520,491	4,554
Fidelity Index 500	17,925	5,251,859	10,208,284	10,208,284	109,783
Fidelity Investment Grade Bond	67,570	883,265	741,902	741,902	2,465
Fidelity Mid Cap I	3,574	128,848	134,238	134,238	341
Fidelity Mid Cap II	47,335	1,610,624	1,679,421	1,679,421	32,168
Fidelity Overseas	59,565	1,290,527	1,517,168	1,517,168	8,993
Franklin Allocation VIP Fund - Class 1	5,393	32,255	28,534	28,534	116
Franklin DynaTech VIP Fund - Class 2	30,868	151,289	171,934	171,934	2,662
Franklin Income VIP Fund - Class 1	188,962	2,700,899	2,857,116	2,857,116	11,091
Franklin Income VIP Fund - Class 2	5,952	88,118	85,483	85,483	3,060
Franklin Mutual Shares VIP Fund - Class 2	8,803	142,265	144,292	144,292	4,291
Franklin Small Cap Value VIP Fund - Class 1	7,092	120,596	108,651	108,651	272
Franklin Small Cap Value VIP Fund - Class 2	68,678	885,373	983,473	983,473	22,577
Franklin Small-Mid Cap Growth VIP Fund - Class 2	80,748	1,206,249	1,194,267	1,194,267	35,291
Franklin U.S. Government Securities VIP Fund - Class 2	38,473	439,542	391,663	391,663	22,379
SEE NOTES TO FINANCIAL STATEMENTS
7

Symetra Separate Account SL
Statements of Assets and Liabilities (continued)
As of December 31, 2024

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
Goldman Sachs Government Money Market - Institutional Class	964,406	$964,406	$964,406	$964,406	85,936
Invesco American Franchise Fund I	29,273	1,715,257	2,328,081	2,328,081	49,866
Invesco American Franchise Fund II	989	55,040	70,744	70,744	1,273
Invesco Discovery Mid Cap Growth Fund I	430	29,664	33,591	33,591	521
Invesco Discovery Mid Cap Growth Fund II	4,255	303,458	284,843	284,843	8,074
Invesco EQV International Equity I	9,866	339,726	330,712	330,712	6,766
Invesco EQV International Equity II	8,114	288,335	266,869	266,869	13,015
Invesco Global Real Estate	28,457	445,503	381,041	381,041	9,082
Invesco Health Care	967	26,934	26,100	26,100	541
LVIP American Century Balanced Fund Standard Class II1	134,622	1,036,684	1,131,229	1,131,229	23,534
LVIP American Century Inflation Protection Fund Service[1]	153,842	1,561,052	1,409,804	1,409,804	94,382
LVIP American Century Inflation Protection Fund Standard II1	272,148	2,509,063	2,500,500	2,500,500	15,641
LVIP American Century International Fund Standard Class II1	75,641	832,058	808,151	808,151	25,485
LVIP American Century Large Company Value Fund Service[1]	4,989	84,396	95,726	95,726	2,884
LVIP American Century Ultra Fund Service Class[1]	21,657	462,693	628,782	628,782	8,188
LVIP American Century Ultra Fund Standard Class II1	15,132	282,169	459,293	459,293	4,647
LVIP American Century Value Fund Standard Class II1	123,065	1,334,332	1,504,966	1,504,966	30,601
LVIP JPMorgan Mid Cap Value Fund - Standard Class	141,150	1,464,961	1,375,646	1,375,646	23,677
LVIP JPMorgan U.S. Equity Fund - Standard Class	25,987	803,057	1,156,247	1,156,247	13,489
Morningstar Aggressive Growth ETF Asset Allocation Class I	15,268	197,036	238,030	238,030	856
Morningstar Growth ETF Asset Allocation Class I	7,114	82,065	89,993	89,993	344
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	2,172	37,743	35,815	35,815	118
PIMCO All Asset Portfolio Admin	317,246	2,653,255	2,788,582	2,788,582	13,305
PIMCO All Asset Portfolio Advisor	4,354	45,545	38,923	38,923	1,822
PIMCO CommodityRealReturn Strat. Administrative Class	146,493	935,788	798,386	798,386	73,680
PIMCO Total Return Admin	7,904	77,786	71,459	71,459	408
Pioneer Bond VCT Class I	85,857	920,817	803,630	803,630	27,042
Pioneer Equity Income VCT Class II	15,005	218,025	199,865	199,865	5,045
Pioneer Fund VCT Class I	359,787	5,347,067	6,684,811	6,684,811	81,953
Pioneer High Yield VCT Class II	10,942	93,480	91,916	91,916	3,894
Pioneer Mid Cap Value VCT Class I	133,271	1,715,646	1,524,609	1,524,609	25,702
Pioneer Select Mid Cap Growth VCT Class I	249,247	6,321,205	6,801,940	6,801,940	80,458
Pioneer Strategic Income VCT Class I	10,562	107,587	93,473	93,473	469
Pioneer Strategic Income VCT Class II	16,502	155,763	145,707	145,707	7,551
Templeton Developing Markets VIP Fund - Class 1	7,143	65,045	60,932	60,932	476
Templeton Developing Markets VIP Fund - Class 2	119,123	1,072,194	1,006,596	1,006,596	32,646
Templeton Global Bond VIP Fund - Class 1	7,495	131,079	90,388	90,388	622
SEE NOTES TO FINANCIAL STATEMENTS
8

Symetra Separate Account SL
Statements of Assets and Liabilities (continued)
As of December 31, 2024

Sub-Account	Number of Shares Owned	Investments at Cost	Investments at Fair Value	Net Assets	Accumulation Units Outstanding
Templeton Global Bond VIP Fund - Class 2	4,412	$64,683	$50,206	$50,206	3,352
Templeton Growth VIP Fund - Class 1	6,730	86,893	85,948	85,948	482
Templeton Growth VIP Fund - Class 2	12,809	144,629	159,857	159,857	6,473
Vanguard Balanced	19,747	468,705	489,142	489,142	42,064
Vanguard Conservative Allocation	713	17,356	17,770	17,770	1,729
Vanguard Diversified Value	20,629	309,259	343,472	343,472	26,829
Vanguard Equity Income	7,695	154,664	192,852	192,852	453
Vanguard Equity Index	432,988	22,237,582	31,235,845	31,235,845	1,103,284
Vanguard High Yield Bond	33,316	244,915	246,536	246,536	12,887
Vanguard International	8,572	197,604	219,440	219,440	911
Vanguard Mid-Cap Index	352,425	7,952,216	9,459,057	9,459,057	452,464
Vanguard Real Estate Index	16,246	185,688	190,728	190,728	6,921
Vanguard Small Company Growth	1,783	35,516	34,769	34,769	78
Vanguard Total Bond Market Index	30,877	318,673	322,975	322,975	34,692
Vanguard Total International Stock Market Index	16,755	334,128	358,234	358,234	36,227
Vanguard Total Stock Market Index	580,518	24,344,608	32,601,968	32,601,968	1,222,644
Voya Global High Dividend Low Volatility Portfolio - Class S	38,854	397,902	455,755	455,755	2,288
VY JPMorgan Emerging Markets Equity Portfolio Initial	43,695	706,663	555,346	555,346	1,898
Wanger Acorn	22,312	365,272	339,594	339,594	4,371

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.
SEE NOTES TO FINANCIAL STATEMENTS
9

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets
Year Ended December 31, 2024

Sub-Account	Net Assets as of January 1, 2024	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2024
American Funds IS Growth Fund	$197,408	$1,839	$—	$1,839	$7,715	$5,404	$60,379	$73,498	$75,337	$160,794	$(33,205)	$127,589	$202,926	$400,334
BNY Mellon Appreciation	1,123,644	4,723	(7,965)	(3,242)	(11,514)	79,550	63,603	131,639	128,397	21,147	(146,040)	(124,893)	3,504	1,127,148
BNY Mellon MidCap Stock	1,420,209	12,300	(10,458)	1,842	(874)	21,038	142,943	163,107	164,949	50,841	(123,856)	(73,015)	91,934	1,512,143
BNY Mellon Stock Index	1,414,711	14,342	(11,001)	3,341	47,629	96,477	174,357	318,463	321,804	92,132	(143,975)	(51,843)	269,961	1,684,672
BNY Mellon Sustainable U.S. Equity	387,067	2,335	(3,034)	(699)	16,970	2,780	71,843	91,593	90,894	13,222	(60,113)	(46,891)	44,003	431,070
BNY Mellon Technology Growth	1,184,440	—	(9,535)	(9,535)	31,421	—	265,816	297,237	287,702	31,792	(80,865)	(49,073)	238,629	1,423,069
CVT Nasdaq-100 Index Class I1	169,931	655	(1,438)	(783)	367	12,870	28,745	41,982	41,199	—	(646)	(646)	40,553	210,484
Dimensional VIT Inflation-Protected Securities[1]	34,467	1,183	—	1,183	36	—	(683)	(647)	536	16,361	(7,265)	9,096	9,632	44,099
DWS CROCI International VIP - Class A	116,473	3,280	(698)	2,582	5,571	—	(6,231)	(660)	1,922	7,453	(37,490)	(30,037)	(28,115)	88,358
DWS Global Income Builder VIP A	468,091	16,331	(3,333)	12,998	669	—	24,517	25,186	38,184	27,432	(72,680)	(45,248)	(7,064)	461,027
Federated Hermes High Income Bond	115,153	6,410	(817)	5,593	(1,430)	—	2,115	685	6,278	8,912	(14,380)	(5,468)	810	115,963
Federated Hermes Managed Volatility II	37,092	874	(283)	591	224	—	4,654	4,878	5,469	2,207	(2,818)	(611)	4,858	41,950
Fidelity Asset Manager	2,621,231	61,885	(23,181)	38,704	35,445	16,585	101,524	153,554	192,258	176,693	(451,023)	(274,330)	(82,072)	2,539,159
Fidelity Asset Manager Growth	565,982	9,684	(4,498)	5,186	19,736	6,806	21,731	48,273	53,459	17,199	(86,566)	(69,367)	(15,908)	550,074
Fidelity Balanced	69,676	1,348	(522)	826	1,525	2,312	5,658	9,495	10,321	3,407	(7,328)	(3,921)	6,400	76,076
SEE NOTES TO FINANCIAL STATEMENTS
10

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2024

Sub-Account	Net Assets as of January 1, 2024	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2024
Fidelity Contrafund	$11,849,600	$26,029	$(112,805)	$(86,776)	$448,524	$1,657,057	$1,775,422	$3,881,003	$3,794,227	$300,656	$(1,187,116)	$(886,460)	$2,907,767	$14,757,367
Fidelity Equity-Income	7,632,641	143,713	(70,604)	73,109	172,186	469,569	362,584	1,004,339	1,077,448	257,846	(779,431)	(521,585)	555,863	8,188,504
Fidelity Extended Market Index - Initial Class	14,962	517	—	517	1,325	—	2,256	3,581	4,098	33,385	(7,717)	25,668	29,766	44,728
Fidelity Government Money Market Portfolio - Initial Class	923,962	46,068	(6,795)	39,273	—	—	—	—	39,273	291,600	(269,757)	21,843	61,116	985,078
Fidelity Growth	22,528,941	230	(216,455)	(216,225)	797,263	5,763,457	119,308	6,680,028	6,463,803	527,605	(2,027,143)	(1,499,538)	4,964,265	27,493,206
Fidelity Growth & Income	2,275,488	36,291	(17,500)	18,791	116,242	165,021	169,695	450,958	469,749	200,553	(352,724)	(152,171)	317,578	2,593,066
Fidelity Growth Opportunities	1,959,087	—	(15,912)	(15,912)	109,652	—	620,033	729,685	713,773	44,874	(211,894)	(167,020)	546,753	2,505,840
Fidelity High Income	513,731	30,739	(4,549)	26,190	(6,090)	—	20,204	14,114	40,304	31,082	(64,626)	(33,544)	6,760	520,491
Fidelity Index 500	8,081,798	117,305	(72,435)	44,870	425,201	5,645	1,414,527	1,845,373	1,890,243	1,018,391	(782,148)	236,243	2,126,486	10,208,284
Fidelity Investment Grade Bond	723,108	25,909	(6,508)	19,401	(9,407)	—	(3,162)	(12,569)	6,832	84,579	(72,617)	11,962	18,794	741,902
Fidelity Mid Cap I	116,104	716	(966)	(250)	528	16,629	2,349	19,506	19,256	—	(1,122)	(1,122)	18,134	134,238
Fidelity Mid Cap II	1,538,088	5,697	(11,670)	(5,973)	43,042	220,998	(9,517)	254,523	248,550	87,287	(194,504)	(107,217)	141,333	1,679,421
Fidelity Overseas	1,616,168	25,895	(14,218)	11,677	56,581	71,246	(70,636)	57,191	68,868	65,949	(233,817)	(167,868)	(99,000)	1,517,168
Franklin Allocation VIP Fund - Class 1	26,771	636	(210)	426	(341)	—	2,185	1,844	2,270	—	(507)	(507)	1,763	28,534
Franklin DynaTech VIP Fund - Class 2	129,534	—	(1,098)	(1,098)	(1,484)	—	41,639	40,155	39,057	6,880	(3,537)	3,343	42,400	171,934
SEE NOTES TO FINANCIAL STATEMENTS
11

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2024

Sub-Account	Net Assets as of January 1, 2024	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2024
Franklin Income VIP Fund - Class 1	$2,713,933	$144,860	$(20,987)	$123,873	$3,154	$11,322	$41,512	$55,988	$179,861	$—	$(36,678)	$(36,678)	$143,183	$2,857,116
Franklin Income VIP Fund - Class 2	95,529	4,649	(633)	4,016	(1,941)	381	2,973	1,413	5,429	7,819	(23,294)	(15,475)	(10,046)	85,483
Franklin Mutual Shares VIP Fund - Class 2	141,195	2,825	(1,002)	1,823	(4,299)	2,938	13,655	12,294	14,117	9,707	(20,727)	(11,020)	3,097	144,292
Franklin Small Cap Value VIP Fund - Class 1	98,458	1,131	(778)	353	(519)	2,230	8,912	10,623	10,976	—	(783)	(783)	10,193	108,651
Franklin Small Cap Value VIP Fund - Class 2	923,689	9,110	(6,818)	2,292	(17,990)	22,517	95,821	100,348	102,640	87,666	(130,522)	(42,856)	59,784	983,473
Franklin Small-Mid Cap Growth VIP Fund - Class 2	1,125,706	—	(8,180)	(8,180)	(13,607)	—	133,490	119,883	111,703	50,709	(93,851)	(43,142)	68,561	1,194,267
Franklin U.S. Government Securities VIP Fund - Class 2	398,187	11,870	(2,750)	9,120	(6,277)	—	(514)	(6,791)	2,329	34,291	(43,144)	(8,853)	(6,524)	391,663
Goldman Sachs Government Money Market - Institutional Class	919,467	46,981	—	46,981	—	—	—	—	46,981	31,700	(33,742)	(2,042)	44,939	964,406
Invesco American Franchise Fund I	1,804,054	—	(14,876)	(14,876)	26,650	—	590,214	616,864	601,988	48,300	(126,261)	(77,961)	524,027	2,328,081
Invesco American Franchise Fund II	53,404	—	(446)	(446)	537	—	17,819	18,356	17,910	3,252	(3,822)	(570)	17,340	70,744
Invesco Discovery Mid Cap Growth Fund I	49,328	—	(298)	(298)	(9,860)	—	18,957	9,097	8,799	1,811	(26,347)	(24,536)	(15,737)	33,591
Invesco Discovery Mid Cap Growth Fund II	245,825	—	(1,943)	(1,943)	(8,214)	—	68,253	60,039	58,096	11,741	(30,819)	(19,078)	39,018	284,843
Invesco EQV International Equity I	374,883	6,360	(2,628)	3,732	(220)	1,891	(4,748)	(3,077)	655	7,220	(52,046)	(44,826)	(44,171)	330,712
Invesco EQV International Equity II	283,231	4,286	(1,990)	2,296	(2,612)	1,484	(1,318)	(2,446)	(150)	17,786	(33,998)	(16,212)	(16,362)	266,869
Invesco Global Real Estate	404,987	10,147	(2,779)	7,368	(8,690)	—	(8,342)	(17,032)	(9,664)	34,844	(49,126)	(14,282)	(23,946)	381,041
SEE NOTES TO FINANCIAL STATEMENTS
12

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2024

Sub-Account	Net Assets as of January 1, 2024	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2024
Invesco Health Care	$24,458	$—	$(192)	$(192)	$41	$—	$942	$983	$791	$1,204	$(353)	$851	$1,642	$26,100
LVIP American Century Balanced Fund Standard Class II1	1,123,993	23,203	(8,094)	15,109	22,415	—	82,763	105,178	120,287	103,601	(216,652)	(113,051)	7,236	1,131,229
LVIP American Century Inflation Protection Fund Service[1]	1,208,352	51,764	(9,300)	42,464	(1,753)	—	(29,679)	(31,432)	11,032	259,527	(69,107)	190,420	201,452	1,409,804
LVIP American Century Inflation Protection Fund Standard II1	2,507,479	99,313	(18,766)	80,547	81	—	(54,152)	(54,071)	26,476	—	(33,455)	(33,455)	(6,979)	2,500,500
LVIP American Century International Fund Standard Class II1	802,936	13,344	(5,804)	7,540	8,814	—	(392)	8,422	15,962	73,429	(84,176)	(10,747)	5,215	808,151
LVIP American Century Large Company Value Fund Service[1]	96,413	2,258	(660)	1,598	5,878	1,646	(407)	7,117	8,715	5,723	(15,125)	(9,402)	(687)	95,726
LVIP American Century Ultra Fund Service Class[1]	498,469	—	(4,008)	(4,008)	7,330	47,910	86,095	141,335	137,327	13,841	(20,855)	(7,014)	130,313	628,782
LVIP American Century Ultra Fund Standard Class II1	360,822	—	(2,922)	(2,922)	3,744	33,414	66,086	103,244	100,322	1,578	(3,429)	(1,851)	98,471	459,293
LVIP American Century Value Fund Standard Class II1	1,391,437	43,429	(10,346)	33,083	16,380	82,818	(10,465)	88,733	121,816	94,815	(103,102)	(8,287)	113,529	1,504,966
LVIP JPMorgan Mid Cap Value Fund - Standard Class	1,252,324	16,729	(9,377)	7,352	3,719	210,291	(54,101)	159,909	167,261	83,292	(127,231)	(43,939)	123,322	1,375,646
LVIP JPMorgan U.S. Equity Fund - Standard Class	954,009	5,716	(7,656)	(1,940)	15,378	47,978	158,614	221,970	220,030	23,837	(41,629)	(17,792)	202,238	1,156,247
Morningstar Aggressive Growth ETF Asset Allocation Class I	214,167	3,459	(1,717)	1,742	1,315	3,397	23,269	27,981	29,723	—	(5,860)	(5,860)	23,863	238,030
Morningstar Growth ETF Asset Allocation Class I	81,867	1,483	(648)	835	110	1,760	7,087	8,957	9,792	—	(1,666)	(1,666)	8,126	89,993
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	33,800	252	(260)	(8)	(183)	1,137	1,739	2,693	2,685	—	(670)	(670)	2,015	35,815
PIMCO All Asset Portfolio Admin	2,743,124	181,989	(20,814)	161,175	4,261	—	(84,129)	(79,868)	81,307	—	(35,849)	(35,849)	45,458	2,788,582
SEE NOTES TO FINANCIAL STATEMENTS
13

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2024

Sub-Account	Net Assets as of January 1, 2024	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2024
PIMCO All Asset Portfolio Advisor	$37,634	$2,434	$(271)	$2,163	$(180)	$—	$(922)	$(1,102)	$1,061	$1,125	$(897)	$228	$1,289	$38,923
PIMCO CommodityRealReturn Strat. Administrative Class	703,815	17,025	(5,577)	11,448	(23,517)	—	37,769	14,252	25,700	135,953	(67,082)	68,871	94,571	798,386
PIMCO Total Return Admin	71,709	2,892	(536)	2,356	(390)	—	(707)	(1,097)	1,259	—	(1,509)	(1,509)	(250)	71,459
Pioneer Bond VCT Class I	853,320	36,793	(5,973)	30,820	(29,634)	—	17,601	(12,033)	18,787	71,061	(139,538)	(68,477)	(49,690)	803,630
Pioneer Equity Income VCT Class II	187,467	3,818	(1,382)	2,436	(1,226)	35,599	(17,848)	16,525	18,961	11,894	(18,457)	(6,563)	12,398	199,865
Pioneer Fund VCT Class I	5,606,068	46,441	(47,889)	(1,448)	13,595	309,589	890,186	1,213,370	1,211,922	219,509	(352,688)	(133,179)	1,078,743	6,684,811
Pioneer High Yield VCT Class II	91,605	5,102	(650)	4,452	(1,176)	—	3,589	2,413	6,865	4,865	(11,419)	(6,554)	311	91,916
Pioneer Mid Cap Value VCT Class I	1,412,002	27,678	(10,623)	17,055	(45,213)	84,953	84,241	123,981	141,036	47,774	(76,203)	(28,429)	112,607	1,524,609
Pioneer Select Mid Cap Growth VCT Class I	5,803,848	—	(48,646)	(48,646)	16,148	—	1,329,361	1,345,509	1,296,863	236,658	(535,429)	(298,771)	998,092	6,801,940
Pioneer Strategic Income VCT Class I	90,622	3,954	(685)	3,269	(186)	—	77	(109)	3,160	—	(309)	(309)	2,851	93,473
Pioneer Strategic Income VCT Class II	154,593	6,076	(1,060)	5,016	(3,059)	—	2,743	(316)	4,700	13,461	(27,047)	(13,586)	(8,886)	145,707
Templeton Developing Markets VIP Fund - Class 1	57,207	2,473	(450)	2,023	(120)	448	1,753	2,081	4,104	—	(379)	(379)	3,725	60,932
Templeton Developing Markets VIP Fund - Class 2	943,637	39,409	(7,086)	32,323	13,184	7,574	14,833	35,591	67,914	113,033	(117,988)	(4,955)	62,959	1,006,596
Templeton Global Bond VIP Fund - Class 1	103,475	—	(723)	(723)	(752)	—	(10,655)	(11,407)	(12,130)	—	(957)	(957)	(13,087)	90,388
Templeton Global Bond VIP Fund - Class 2	57,095	—	(387)	(387)	(3,563)	—	(2,910)	(6,473)	(6,860)	8,896	(8,925)	(29)	(6,889)	50,206
SEE NOTES TO FINANCIAL STATEMENTS
14

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2024

Sub-Account	Net Assets as of January 1, 2024	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2024
Templeton Growth VIP Fund - Class 1	$82,854	$1,013	$(647)	$366	$(422)	$274	$3,865	$3,717	$4,083	$—	$(989)	$(989)	$3,094	$85,948
Templeton Growth VIP Fund - Class 2	152,330	1,501	(1,129)	372	(3,320)	514	9,539	6,733	7,105	21,052	(20,630)	422	7,527	159,857
Vanguard Balanced	56,029	3,504	—	3,504	675	7,579	18,457	26,711	30,215	417,710	(14,812)	402,898	433,113	489,142
Vanguard Conservative Allocation	8,438	246	—	246	555	209	(290)	474	720	14,755	(6,143)	8,612	9,332	17,770
Vanguard Diversified Value	201,683	3,405	—	3,405	2,964	12,308	14,507	29,779	33,184	138,396	(29,791)	108,605	141,789	343,472
Vanguard Equity Income	169,333	5,223	(1,378)	3,845	627	11,010	8,656	20,293	24,138	—	(619)	(619)	23,519	192,852
Vanguard Equity Index	26,476,721	382,873	(963)	381,910	522,899	1,094,610	4,381,845	5,999,354	6,381,264	253,069	(1,875,209)	(1,622,140)	4,759,124	31,235,845
Vanguard High Yield Bond	204,040	11,627	(812)	10,815	275	—	1,872	2,147	12,962	42,340	(12,806)	29,534	42,496	246,536
Vanguard International	203,888	2,601	(1,620)	981	892	6,884	7,963	15,739	16,720	—	(1,168)	(1,168)	15,552	219,440
Vanguard Mid-Cap Index	8,167,787	120,466	(671)	119,795	139,949	100,398	881,799	1,122,146	1,241,941	504,043	(454,714)	49,329	1,291,270	9,459,057
Vanguard Real Estate Index	186,371	5,884	(1,368)	4,516	(64)	4,964	(2,059)	2,841	7,357	120	(3,120)	(3,000)	4,357	190,728
Vanguard Small Company Growth	32,062	180	(251)	(71)	(195)	—	3,623	3,428	3,357	—	(650)	(650)	2,707	34,769
Vanguard Total Bond Market Index	240,343	6,640	(34)	6,606	(1,585)	—	(765)	(2,350)	4,256	124,733	(46,357)	78,376	82,632	322,975
Vanguard Total International Stock Market Index	278,952	8,674	—	8,674	4,803	1,472	(1,206)	5,069	13,743	117,097	(51,558)	65,539	79,282	358,234
Vanguard Total Stock Market Index	26,946,437	371,376	(815)	370,561	364,608	2,036,026	3,537,795	5,938,429	6,308,990	742,653	(1,396,112)	(653,459)	5,655,531	32,601,968
SEE NOTES TO FINANCIAL STATEMENTS
15

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2024

Sub-Account	Net Assets as of January 1, 2024	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2024
Voya Global High Dividend Low Volatility Portfolio - Class S	$411,120	$11,232	$(3,911)	$7,321	$5,804	$14,728	$20,364	$40,896	$48,217	$30,528	$(34,110)	$(3,582)	$44,635	$455,755
VY JPMorgan Emerging Markets Equity Portfolio Initial	535,878	5,835	(5,009)	826	(4,851)	—	10,951	6,100	6,926	53,072	(40,530)	12,542	19,468	555,346
Wanger Acorn	326,737	—	(2,379)	(2,379)	(23,882)	—	69,154	45,272	42,893	5,419	(35,455)	(30,036)	12,857	339,594

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS
16

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
American Century Balanced[1]	$1,119,382	$21,173	$(7,737)	$13,436	$11,042	$—	$138,495	$149,537	$162,973	$59,087	$(217,449)	$(158,362)	$4,611	$1,123,993
American Century Inflation Protection I1	2,432,513	89,117	(18,286)	70,831	(11,253)	—	9,988	(1,265)	69,566	38,300	(32,900)	5,400	74,966	2,507,479
American Century Inflation Protection II1	1,156,066	39,043	(8,179)	30,864	(11,015)	—	11,414	399	31,263	182,734	(161,711)	21,023	52,286	1,208,352
American Century International[1]	839,644	12,315	(5,811)	6,504	13,805	—	80,003	93,808	100,312	56,648	(193,668)	(137,020)	(36,708)	802,936
American Century Large Company Value II1	88,673	2,196	(629)	1,567	1,006	2,413	(1,984)	1,435	3,002	7,358	(2,620)	4,738	7,740	96,413
American Century Ultra I1	253,909	—	(2,172)	(2,172)	2,495	21,424	86,008	109,927	107,755	2,199	(3,041)	(842)	106,913	360,822
American Century Ultra II1	360,727	—	(3,055)	(3,055)	7,829	31,835	113,614	153,278	150,223	29,147	(41,628)	(12,481)	137,742	498,469
American Century Value[1]	1,440,974	32,460	(9,624)	22,836	67,579	108,553	(85,635)	90,497	113,333	127,795	(290,665)	(162,870)	(49,537)	1,391,437
American Funds IS Growth Fund	100,724	972	—	972	10	8,136	37,360	45,506	46,478	59,978	(9,772)	50,206	96,684	197,408
BNY Mellon Appreciation	1,024,754	7,859	(7,750)	109	(39,544)	94,106	149,591	204,153	204,262	25,494	(130,866)	(105,372)	98,890	1,123,644
BNY Mellon MidCap Stock	1,259,933	10,234	(9,078)	1,156	(21,946)	41,146	195,274	214,474	215,630	53,737	(109,091)	(55,354)	160,276	1,420,209
BNY Mellon Stock Index	1,199,765	15,299	(9,185)	6,114	82,317	46,733	149,510	278,560	284,674	221,611	(291,339)	(69,728)	214,946	1,414,711
BNY Mellon Sustainable U.S. Equity	341,553	2,586	(2,477)	109	6,983	41,527	25,895	74,405	74,514	15,520	(44,520)	(29,000)	45,514	387,067
BNY Mellon Technology Growth	827,879	—	(6,995)	(6,995)	19,868	—	439,248	459,116	452,121	34,679	(130,239)	(95,560)	356,561	1,184,440
Calvert Nasdaq 100 Index[1]	111,258	485	(1,081)	(596)	(141)	—	59,899	59,758	59,162	—	(489)	(489)	58,673	169,931
SEE NOTES TO FINANCIAL STATEMENTS
17

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
DFA VIT Inflation-Protected Securities[1]	$68	$1,233	$—	$1,233	$(19)	$—	$(286)	$(305)	$928	$35,651	$(2,180)	$33,471	$34,399	$34,467
DWS CROCI International VIP - Class A	98,312	3,495	(747)	2,748	(119)	—	15,221	15,102	17,850	9,022	(8,711)	311	18,161	116,473
DWS Global Income Builder VIP A	441,148	14,521	(3,170)	11,351	(6,910)	—	55,765	48,855	60,206	31,296	(64,559)	(33,263)	26,943	468,091
Federated Hermes High Income Bond	110,032	6,551	(777)	5,774	(2,111)	—	8,950	6,839	12,613	8,601	(16,093)	(7,492)	5,121	115,153
Federated Hermes Managed Volatility II	34,610	652	(245)	407	(85)	—	2,400	2,315	2,722	2,468	(2,708)	(240)	2,482	37,092
Fidelity Asset Manager	2,665,941	59,418	(22,886)	36,532	(2,032)	29,687	231,839	259,494	296,026	170,040	(510,776)	(340,736)	(44,710)	2,621,231
Fidelity Asset Manager Growth	518,015	9,726	(4,230)	5,496	10,674	—	61,701	72,375	77,871	21,193	(51,097)	(29,904)	47,967	565,982
Fidelity Balanced	61,082	1,121	(456)	665	1,072	2,349	8,200	11,621	12,286	3,294	(6,986)	(3,692)	8,594	69,676
Fidelity Contrafund	9,617,407	53,068	(86,785)	(33,717)	190,979	384,580	2,479,901	3,055,460	3,021,743	288,186	(1,077,736)	(789,550)	2,232,193	11,849,600
Fidelity Equity-Income	7,668,908	141,197	(62,859)	78,338	102,797	211,943	291,548	606,288	684,626	428,191	(1,149,084)	(720,893)	(36,267)	7,632,641
Fidelity Extended Market Index - Initial Class	1,112	239	—	239	21	—	1,690	1,711	1,950	12,468	(568)	11,900	13,850	14,962
Fidelity Government Money Market Portfolio - Initial Class	898,605	44,100	(6,753)	37,347	—	—	—	—	37,347	206,059	(218,049)	(11,990)	25,357	923,962
Fidelity Growth	17,510,838	26,245	(164,569)	(138,324)	340,559	943,050	4,860,036	6,143,645	6,005,321	564,606	(1,551,824)	(987,218)	5,018,103	22,528,941
Fidelity Growth & Income	1,567,553	35,619	(13,967)	21,652	32,051	78,844	189,027	299,922	321,574	596,575	(210,214)	386,361	707,935	2,275,488
Fidelity Growth Opportunities	1,452,012	—	(11,986)	(11,986)	46,364	—	590,436	636,800	624,814	48,330	(166,069)	(117,739)	507,075	1,959,087
SEE NOTES TO FINANCIAL STATEMENTS
18

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
Fidelity High Income	$511,106	$28,181	$(4,425)	$23,756	$(8,911)	$—	$31,465	$22,554	$46,310	$49,696	$(93,381)	$(43,685)	$2,625	$513,731
Fidelity Index 500	6,703,640	108,685	(60,091)	48,594	343,769	67,256	1,197,085	1,608,110	1,656,704	422,480	(701,026)	(278,546)	1,378,158	8,081,798
Fidelity Investment Grade Bond	749,198	18,334	(6,298)	12,036	(23,137)	—	48,302	25,165	37,201	57,742	(121,033)	(63,291)	(26,090)	723,108
Fidelity Mid Cap I	102,547	656	(799)	(143)	237	2,992	11,412	14,641	14,498	—	(941)	(941)	13,557	116,104
Fidelity Mid Cap II	1,362,364	5,600	(9,912)	(4,312)	2,173	41,655	154,515	198,343	194,031	147,063	(165,370)	(18,307)	175,724	1,538,088
Fidelity Overseas	1,449,730	15,900	(13,321)	2,579	33,677	4,022	231,174	268,873	271,452	59,655	(164,669)	(105,014)	166,438	1,616,168
Franklin Allocation VIP Fund - Class 1	23,928	430	(187)	243	(452)	418	3,089	3,055	3,298	—	(455)	(455)	2,843	26,771
Franklin DynaTech VIP Fund - Class 2	92,012	—	(789)	(789)	(2,854)	—	42,864	40,010	39,221	913	(2,612)	(1,699)	37,522	129,534
Franklin Income VIP Fund - Class 1	2,506,979	132,050	(19,134)	112,916	1,414	152,087	(63,879)	89,622	202,538	38,300	(33,884)	4,416	206,954	2,713,933
Franklin Income VIP Fund - Class 2	91,507	4,801	(649)	4,152	(139)	5,820	(2,881)	2,800	6,952	7,778	(10,708)	(2,930)	4,022	95,529
Franklin Mutual Shares VIP Fund - Class 2	159,906	2,604	(1,028)	1,576	(12,229)	11,988	15,246	15,005	16,581	9,623	(44,915)	(35,292)	(18,711)	141,195
Franklin Small Cap Value VIP Fund - Class 1	88,435	666	(676)	(10)	293	4,814	5,613	10,720	10,710	—	(687)	(687)	10,023	98,458
Franklin Small Cap Value VIP Fund - Class 2	829,436	4,397	(5,873)	(1,476)	(23,762)	47,672	79,148	103,058	101,582	93,996	(101,325)	(7,329)	94,253	923,689
Franklin Small-Mid Cap Growth VIP Fund - Class 2	983,334	—	(7,238)	(7,238)	(52,556)	—	303,324	250,768	243,530	68,786	(169,944)	(101,158)	142,372	1,125,706
Franklin U.S. Government Securities VIP Fund - Class 2	381,838	9,794	(2,704)	7,090	(11,866)	—	18,733	6,867	13,957	84,644	(82,252)	2,392	16,349	398,187
SEE NOTES TO FINANCIAL STATEMENTS
19

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
Goldman Sachs Government Money Market - Institutional Class	$890,959	$44,366	$—	$44,366	$—	$—	$—	$—	$44,366	$7,953	$(23,811)	$(15,858)	$28,508	$919,467
Invesco American Franchise Fund I	1,376,328	—	(11,180)	(11,180)	18,443	35,654	488,206	542,303	531,123	50,538	(153,935)	(103,397)	427,726	1,804,054
Invesco American Franchise Fund II	37,982	—	(323)	(323)	(116)	1,159	14,505	15,548	15,225	3,471	(3,274)	197	15,422	53,404
Invesco Discovery Mid Cap Growth Fund I	50,412	—	(332)	(332)	(6,120)	—	12,002	5,882	5,550	2,232	(8,866)	(6,634)	(1,084)	49,328
Invesco Discovery Mid Cap Growth Fund II	204,063	—	(1,561)	(1,561)	(3,431)	—	31,094	27,663	26,102	21,592	(5,932)	15,660	41,762	245,825
Invesco EQV International Equity I	384,101	731	(2,693)	(1,962)	8,289	274	56,294	64,857	62,895	8,518	(80,631)	(72,113)	(9,218)	374,883
Invesco EQV International Equity II	241,888	—	(1,832)	(1,832)	(2,843)	203	45,858	43,218	41,386	20,951	(20,994)	(43)	41,343	283,231
Invesco Global Real Estate	398,713	5,683	(2,678)	3,005	(9,918)	—	39,104	29,186	32,191	41,292	(67,209)	(25,917)	6,274	404,987
Invesco Health Care	24,903	—	(168)	(168)	(84)	—	841	757	589	1,220	(2,254)	(1,034)	(445)	24,458
LVIP JPMorgan Mid Cap Value Fund - Standard Class	1,280,246	38,281	(8,491)	29,790	(16,394)	107,431	(2,177)	88,860	118,650	99,477	(246,049)	(146,572)	(27,922)	1,252,324
LVIP JPMorgan U.S. Equity Fund - Standard Class	765,853	13,557	(5,977)	7,580	6,538	40,043	145,871	192,452	200,032	21,294	(33,170)	(11,876)	188,156	954,009
Morningstar Aggressive Growth ETF Asset Allocation Class I	188,478	3,763	(1,478)	2,285	674	4,094	23,136	27,904	30,189	—	(4,500)	(4,500)	25,689	214,167
Morningstar Growth ETF Asset Allocation Class I	72,731	1,562	(566)	996	(199)	1,770	8,036	9,607	10,603	—	(1,467)	(1,467)	9,136	81,867
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	31,274	332	(234)	98	(235)	1,675	1,597	3,037	3,135	—	(609)	(609)	2,526	33,800
PIMCO All Asset Portfolio Admin	2,551,065	78,175	(19,489)	58,686	(9,131)	—	138,189	129,058	187,744	38,300	(33,985)	4,315	192,059	2,743,124
SEE NOTES TO FINANCIAL STATEMENTS
20

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
PIMCO All Asset Portfolio Advisor	$34,837	$1,017	$(250)	$767	$(128)	$—	$1,904	$1,776	$2,543	$1,132	$(878)	$254	$2,797	$37,634
PIMCO CommodityRealReturn Strat. Administrative Class	719,910	111,936	(5,038)	106,898	(21,618)	—	(147,294)	(168,912)	(62,014)	129,072	(83,153)	45,919	(16,095)	703,815
PIMCO Total Return Admin	69,652	2,484	(521)	1,963	(422)	—	1,987	1,565	3,528	—	(1,471)	(1,471)	2,057	71,709
Pioneer Bond VCT Class I	833,681	32,843	(6,004)	26,839	(14,539)	—	37,944	23,405	50,244	33,142	(63,747)	(30,605)	19,639	853,320
Pioneer Equity Income VCT Class II	222,279	3,162	(1,346)	1,816	(1,309)	13,922	(2,828)	9,785	11,601	9,583	(55,996)	(46,413)	(34,812)	187,467
Pioneer Fund VCT Class I	4,577,606	43,526	(36,655)	6,871	(61,414)	204,986	1,094,084	1,237,656	1,244,527	189,961	(406,026)	(216,065)	1,028,462	5,606,068
Pioneer High Yield VCT Class II	98,107	4,379	(569)	3,810	(3,229)	—	7,677	4,448	8,258	32,901	(47,661)	(14,760)	(6,502)	91,605
Pioneer Mid Cap Value VCT Class I	1,391,385	27,162	(9,956)	17,206	(147,761)	157,802	127,084	137,125	154,331	47,560	(181,274)	(133,714)	20,617	1,412,002
Pioneer Select Mid Cap Growth VCT Class I	5,422,576	—	(41,485)	(41,485)	(221,540)	—	1,169,000	947,460	905,975	238,220	(762,923)	(524,703)	381,272	5,803,848
Pioneer Strategic Income VCT Class I	84,569	3,335	(646)	2,689	(213)	—	3,870	3,657	6,346	—	(293)	(293)	6,053	90,622
Pioneer Strategic Income VCT Class II	119,571	4,816	(927)	3,889	(3,677)	—	9,253	5,576	9,465	49,120	(23,563)	25,557	35,022	154,593
Templeton Developing Markets VIP Fund - Class 1	51,433	1,258	(408)	850	(178)	41	5,409	5,272	6,122	—	(348)	(348)	5,774	57,207
Templeton Developing Markets VIP Fund - Class 2	938,101	18,711	(6,405)	12,306	29,197	679	64,073	93,949	106,255	97,418	(198,137)	(100,719)	5,536	943,637
Templeton Global Bond VIP Fund - Class 1	102,000	—	(746)	(746)	(753)	—	3,938	3,185	2,439	—	(964)	(964)	1,475	103,475
Templeton Global Bond VIP Fund - Class 2	85,156	—	(483)	(483)	(8,383)	—	10,426	2,043	1,560	4,396	(34,017)	(29,621)	(28,061)	57,095
SEE NOTES TO FINANCIAL STATEMENTS
21

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
Templeton Growth VIP Fund - Class 1	$69,623	$2,676	$(568)	$2,108	$(604)	$—	$12,579	$11,975	$14,083	$—	$(852)	$(852)	$13,231	$82,854
Templeton Growth VIP Fund - Class 2	128,476	4,674	(983)	3,691	(3,389)	—	25,504	22,115	25,806	21,542	(23,494)	(1,952)	23,854	152,330
Vanguard Balanced	5,306	169	—	169	16	327	1,998	2,341	2,510	52,356	(4,143)	48,213	50,723	56,029
Vanguard Conservative Allocation	—	—	—	—	2	—	704	706	706	7,910	(178)	7,732	8,438	8,438
Vanguard Diversified Value	89,118	1,616	—	1,616	(185)	6,141	20,217	26,173	27,789	95,097	(10,321)	84,776	112,565	201,683
Vanguard Equity Income	158,352	4,224	(1,179)	3,045	442	8,258	(232)	8,468	11,513	—	(532)	(532)	10,981	169,333
Vanguard Equity Index	21,610,035	337,705	(759)	336,946	235,729	747,939	4,240,550	5,224,218	5,561,164	449,439	(1,143,917)	(694,478)	4,866,686	26,476,721
Vanguard High Yield Bond	179,769	9,151	(747)	8,404	(183)	—	12,293	12,110	20,514	7,910	(4,153)	3,757	24,271	204,040
Vanguard International	180,126	2,967	(1,452)	1,515	687	6,397	16,218	23,302	24,817	—	(1,055)	(1,055)	23,762	203,888
Vanguard Mid-Cap Index	6,891,635	101,458	(566)	100,892	37,005	127,321	841,811	1,006,137	1,107,029	543,216	(374,093)	169,123	1,276,152	8,167,787
Vanguard Real Estate Index	39,758	2,612	(888)	1,724	(343)	4,927	9,978	14,562	16,286	132,515	(2,188)	130,327	146,613	186,371
Vanguard Small Company Growth	27,532	120	(221)	(101)	(393)	—	5,604	5,211	5,110	—	(580)	(580)	4,530	32,062
Vanguard Total Bond Market Index	196,773	4,862	(33)	4,829	(434)	—	8,774	8,340	13,169	39,550	(9,149)	30,401	43,570	240,343
Vanguard Total International Stock Market Index	199,479	6,066	—	6,066	267	2,541	26,400	29,208	35,274	53,799	(9,600)	44,199	79,473	278,952
Vanguard Total Stock Market Index	23,243,038	291,611	(654)	290,957	557,994	1,421,228	3,650,010	5,629,232	5,920,189	459,287	(2,676,077)	(2,216,790)	3,703,399	26,946,437
SEE NOTES TO FINANCIAL STATEMENTS
22

Symetra Separate Account SL
Statements of Operations and Changes in Net Assets (continued)
Year Ended December 31, 2023

Sub-Account	Net Assets as of January 1, 2023	Dividends	Mortality and Expense Risk Charge	Net Investment Income (Loss)	Realized Gain (Loss) on Investments	Net Realized Capital Gain Distributions Received	Net Change in Unrealized Appreciation/Depreciation	Net Gain (Loss) on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations	Contract Purchase Payments and Transfers In	Contract Terminations, Transfers and Maintenance Charges	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) In Net Assets	Net Assets as of December 31, 2023
Voya Global High Dividend Low Volatility Portfolio - Class S	$392,447	$10,647	$(3,399)	$7,248	$4,671	$13,076	$(3,416)	$14,331	$21,579	$32,393	$(35,299)	$(2,906)	$18,673	$411,120
VY JPMorgan Emerging Markets Equity Portfolio Initial	529,731	10,195	(4,681)	5,514	(13,431)	—	38,571	25,140	30,654	45,567	(70,074)	(24,507)	6,147	535,878
Wanger Acorn	323,501	—	(2,295)	(2,295)	(63,445)	—	128,580	65,135	62,840	4,415	(64,019)	(59,604)	3,236	326,737

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

SEE NOTES TO FINANCIAL STATEMENTS
23

Symetra Separate Account SL
Notes to Financial Statements
1.ORGANIZATION
Symetra Separate Account SL (the “Separate Account”) is registered under the Investment Company Act of 1940, as amended, as a segregated unit investment trust of Symetra Life Insurance Company (“Symetra Life”), a wholly-owned subsidiary of Symetra Financial Corporation. Purchasers of various Symetra Life variable life products direct their investment to one or more of the sub-accounts of the Separate Account through the purchase of accumulation units (“Units”). Under the terms of the registration, the Separate Account is authorized to issue an unlimited number of Units. Each sub-account invests in shares of a designated portfolio of open-ended registered investment companies (“Mutual Funds”) as indicated below. Not all sub-accounts are available in all Symetra Life variable life products. The performance of the underlying portfolios may differ substantially from publicly traded Mutual Funds with similar names and objectives.

Under applicable insurance law, the assets of the Separate Account are legally segregated and are not subject to claims that arise out of
Symetra Life’s or Symetra Financial Corporation's other business activities.

The Statements of Operations and Changes in Net Assets are reported for the years or periods ended December 31, 2024 and December 31, 2023 for the following sub-accounts, except as noted in the footnotes to the table below.

Following are the sub-accounts and related Mutual Funds.

Sub-Account	Mutual Fund
American Funds Insurance Series
American Funds IS Growth Fund	American Funds Insurance Series Growth Fund

BNY Mellon Variable Investment Fund
BNY Mellon Appreciation	BNY Mellon VIF Appreciation Portfolio — Initial Shares

BNY Mellon Investment Portfolios
BNY Mellon MidCap Stock	BNY Mellon IP MidCap Stock Portfolio — Initial Shares
BNY Mellon Technology Growth	BNY Mellon IP Technology Growth Portfolio — Initial Shares

BNY Mellon Stock Index Fund, Inc.
BNY Mellon Stock Index	BNY Mellon Stock Index Fund, Inc. — Service Shares

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
BNY Mellon Sustainable U.S. Equity	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. — Initial Shares

Calvert Mutual Funds, Inc.
CVT Nasdaq-100 Index Class I9	CVT Nasdaq-100 Index Portfolio Class I
CVT Russell 2000 Small Cap Index Class I10,12	CVT Russell 2000 Small Cap Index Portfolio Class I

Dmensional Financial Advisors
Dimensional VIT Inflation-Protected Securities[11]	VIT Inflation-Protected Securities

DWS Variable Series I and II
DWS CROCI International VIP - Class A	DWS CROCI International VIP — Class A
DWS Global Income Builder VIP A	DWS Global Income Builder VIP — Class A

Federated Insurance Series
Federated Hermes High Income Bond	Federated Hermes High Income Bond II
Federated Hermes Managed Volatility II	Federated Hermes Managed Volatility Fund II

Fidelity Variable Insurance Products Fund I (VIP)
Fidelity Asset Manager	VIP Asset Manager Portfolio — Initial Class
Fidelity Asset Manager Growth	VIP Asset Manager Growth Portfolio
Fidelity Balanced	VIP Balanced Portfolio
Fidelity Contrafund	VIP Contrafund® Portfolio — Initial Class
Fidelity Equity-Income	VIP Equity-Income Portfolio — Initial Class
24

Symetra Separate Account SL
Notes to Financial Statements
1.ORGANIZATION (continued)

Sub-Account	Mutual Fund
Fidelity Variable Insurance Products Fund I (VIP)
Fidelity Extended Market Index - Initial Class	VIP Extended Market Index — Initial Class
Fidelity Government Money Market Portfolio - Initial Class	VIP Government Money Market Portfolio — Initial Class
Fidelity Growth	VIP Growth Portfolio — Initial Class
Fidelity Growth & Income	VIP Growth & Income Portfolio — Initial Class
Fidelity Growth Opportunities	VIP Growth Opportunities Portfolio — Initial Class
Fidelity High Income	VIP High Income Portfolio — Initial Class
Fidelity Index 500	VIP Index 500 Portfolio
Fidelity Investment Grade Bond	VIP Investment Grade Bond Portfolio — Initial Class
Fidelity Mid Cap I	VIP Mid Cap Portfolio — Initial Class
Fidelity Mid Cap II	VIP Mid Cap Portfolio — Service Class II
Fidelity Overseas	VIP Overseas Portfolio — Initial Class

Franklin Templeton Variable Insurance Products Trust
Franklin Allocation VIP Fund - Class 1	Franklin Allocation VIP Fund — Class 1
Franklin DynaTech VIP Fund - Class 2	Franklin DynaTech VIP Fund — Class 2
Franklin Income VIP Fund - Class 1	Franklin Income VIP Fund — Class 1
Franklin Income VIP Fund - Class 2	Franklin Income VIP Fund — Class 2
Franklin Mutual Shares VIP Fund - Class 2	Franklin Mutual Shares VIP Fund — Class 2
Franklin Small Cap Value VIP Fund - Class 1	Franklin Small Cap Value VIP Fund — Class 1
Franklin Small Cap Value VIP Fund - Class 2	Franklin Small Cap Value VIP Fund — Class 2
Franklin Small-Mid Cap Growth VIP Fund - Class 2	Franklin Small-Mid Cap Growth VIP Fund — Class 2
Franklin U.S. Government Securities VIP Fund - Class 2	Franklin U.S. Government Securities VIP Fund — Class 2

Goldman Sachs
Goldman Sachs Government Money Market - Institutional Class	Goldman Sachs Government Money Market - Institutional Class

AIM Variable Insurance Funds, Inc (Invesco Variable Insurance Funds)
Invesco American Franchise Fund I	Invesco V.I. American Franchise Fund - Series I
Invesco American Franchise Fund II	Invesco V.I. American Franchise Fund - Series II
Invesco Discovery Mid Cap Growth Fund I	Invesco V.I. Discovery Mid Cap Growth Fund - Series I
Invesco Discovery Mid Cap Growth Fund II	Invesco V.I. Discovery Mid Cap Growth Fund - Series II
Invesco EQV International Equity I	Invesco V.I. EQV International Equity Fund - Series I
Invesco EQV International Equity II	Invesco V.I. EQV International Equity Fund - Series II
Invesco Global Real Estate	Invesco V.I. Global Real Estate Fund - Series I
Invesco Health Care	Invesco V.I. Health Care Fund - Series I

Lincoln Investment Advisors
LVIP American Century Balanced Fund Standard Class II1	LVIP American Century Balanced Fund Standard Class II
LVIP American Century Inflation Protection Fund Service[3]	LVIP American Century Inflation Protection Fund Service Class
LVIP American Century Inflation Protection Fund Standard II2	LVIP American Century Inflation Protection Fund Standard Class II
LVIP American Century International Fund Standard Class II4	LVIP American Century International Fund Standard Class II
LVIP American Century Large Company Value Fund Service[5]	LVIP American Century Large Company Value Fund Service Class
LVIP American Century Ultra Fund Service Class[7]	LVIP American Century Ultra Fund Service Class
LVIP American Century Ultra Fund Standard Class II6	LVIP American Century Ultra Fund Standard Class II
LVIP American Century Value Fund Standard Class II8	LVIP American Century Value Fund Standard Class II
LVIP JPMorgan Mid Cap Value Fund - Standard Class	LVIP JPMorgan Mid Cap Value Fund - Standard Class
LVIP JPMorgan U.S. Equity Fund - Standard Class	LVIP JPMorgan U.S. Equity Fund - Standard Class

Financial Investors Variable Insurance Trust
Morningstar Aggressive Growth ETF Asset Allocation - Class I	Morningstar Aggressive Growth ETF Asset Allocation Portfolio — Class I
Morningstar Growth ETF Asset Allocation - Class I	Morningstar Growth ETF Asset Allocation Portfolio — Class I
25

Symetra Separate Account SL
Notes to Financial Statements
1.ORGANIZATION (continued)

Sub-Account	Mutual Fund
Neuberger Berman Advisers Management Trust
Neuberger Berman AMT Mid Cap Growth Portfolio Class 1[12]	Neuberger Berman AMT Mid Cap Growth Portfolio — Class 1
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class 1	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio — Class 1

PIMCO Variable Insurance Trust
PIMCO All Asset Portfolio Admin	PIMCO All Asset Portfolio — Administrative Class Shares
PIMCO All Asset Portfolio Advisor	PIMCO All Asset Portfolio — Advisor Class Shares
PIMCO CommodityRealReturn Strat. Administrative Class	PIMCO CommodityRealReturn® Strategy Portfolio — Administrative Class Shares
PIMCO Total Return Admin	PIMCO Total Return Portfolio — Administrative Class Shares

Pioneer Variable Contracts Trust
Pioneer Bond VCT Class I	Pioneer Bond VCT Portfolio — Class I
Pioneer Equity Income VCT Class I12	Pioneer Equity Income VCT Portfolio — Class I
Pioneer Equity Income VCT Class II	Pioneer Equity Income VCT Portfolio — Class II
Pioneer Fund VCT Class I	Pioneer Fund VCT Portfolio — Class I
Pioneer High Yield VCT Class II	Pioneer High Yield VCT Portfolio — Class II
Pioneer Mid Cap Value VCT Class I	Pioneer Mid Cap Value VCT Portfolio — Class I
Pioneer Select Mid Cap Growth VCT Class I	Pioneer Select Mid Cap Growth VCT Portfolio — Class I
Pioneer Strategic Income VCT Class I	Pioneer Strategic Income VCT Portfolio — Class I
Pioneer Strategic Income VCT Class II	Pioneer Strategic Income VCT Portfolio — Class II

Franklin Templeton Variable Insurance Products Trust
Templeton Developing Markets VIP Fund - Class 1	Templeton Developing Markets VIP Fund — Class 1
Templeton Developing Markets VIP Fund - Class 2	Templeton Developing Markets VIP Fund — Class 2
Templeton Global Bond VIP Fund - Class 1	Templeton Global Bond VIP Fund — Class 1
Templeton Global Bond VIP Fund - Class 2	Templeton Global Bond VIP Fund — Class 2
Templeton Growth VIP Fund - Class 1	Templeton Growth VIP Fund — Class 1
Templeton Growth VIP Fund - Class 2	Templeton Growth VIP Fund — Class 2

Vanguard Variable Insurance Fund Portfolios
Vanguard Balanced	Vanguard VIF — Balanced Portfolio
Vanguard Conservative Allocation	Vanguard VIF — Conservative Allocation Portfolio
Vanguard Diversified Value	Vanguard VIF — Diversified Value Portfolio
Vanguard Equity Income	Vanguard VIF — Equity Income Portfolio
Vanguard Equity Index	Vanguard VIF — Equity Index Portfolio
Vanguard High Yield Bond	Vanguard VIF — High Yield Bond Portfolio
Vanguard International	Vanguard VIF — International Portfolio
Vanguard Mid-Cap Index	Vanguard VIF — Mid-Cap Index Portfolio
Vanguard Real Estate Index	Vanguard VIF — Real Estate Index Portfolio
Vanguard Small Company Growth	Vanguard VIF — Small Company Growth Portfolio
Vanguard Total Bond Market Index	Vanguard VIF — Total Bond Market Index Portfolio
Vanguard Total International Stock Market Index	Vanguard VIF — Total International Stock Market Index Portfolio
Vanguard Total Stock Market Index	Vanguard VIF — Total Stock Market Index Portfolio

Voya VP Natural Resource Trust
Voya Global High Dividend Low Volatility Portfolio - Class S	Voya Global High Dividend Low Volatility Portfolio — Class S

Voya Investors Trust
VY JPMorgan Emerging Markets Equity Portfolio Initial	VY JPMorgan Emerging Markets Equity Portfolio Class I
Wanger Advisors Trust
Wanger Acorn	Wanger Acorn

26

Symetra Separate Account SL
Notes to Financial Statements
1.ORGANIZATION (continued)
1 LVIP American Century Balanced Fund Standard Class II was formally known as American Century Balanced prior to April 26, 2024.
2 LVIP American Century Inflation Protection Fund Standard II was formally known as American Century Inflation Protection I prior to April 26, 2024.
3 LVIP American Century Inflation Protection Fund Service was formally known as American Century Inflation Protection II prior to April 26, 2024.
4 LVIP American Century International Fund Standard Class II was formally known as American Century International prior to April 26, 2024.
5 LVIP American Century Large Company Value Fund Service was formally known as American Century Large Company Value II prior to April 26, 2024.
6 LVIP American Century Ultra Fund Standard Class II was formally known as American Century Ultra I prior to April 26, 2024.
7 LVIP American Century Ultra Fund Service Class was formally known as American Century Ultra II prior to April 26, 2024.
8 LVIP American Century Value Fund Standard Class II was formally known as American Century Value prior to April 26, 2024.
9 CVT Nasdaq-100 Index Class I was formally known as Calvert Nasdaq 100 Index prior to May 1, 2024.
10 CVT Russell 2000 Small Cap Index Class I was formally known as Calvert Russell 2000 Small Cap Index prior to May 1, 2024.
11 Dimensional VIT Inflation-Protected Securities was formally known as DFA VIT Inflation-Protected Securities prior to November 15, 2024.
12 There was no activity in the current year and the prior year and no net asset balance to report on the Statements of Assets and Liabilities as of December 31, 2024.

27

Symetra Separate Account SL
Notes to Financial Statements
2.SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION AND USE OF ESTIMATES — The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP), including the rules and regulations of the Securities and Exchange Commission (SEC).

INVESTMENT VALUATION — Investments in portfolio shares are valued at fair value based on the net asset value (NAV) as reported by the underlying Mutual Fund on the last trading day of the year.

The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy, which requires an entity to maximize its use of observable inputs and minimize the use of unobservable inputs when measuring fair value. This fair value hierarchy prioritizes fair value measurements into the three levels based on the nature of the inputs. Quoted prices in active markets for identical assets or liabilities have the highest priority (“Level 1”), followed by significant observable inputs other than quoted market prices, including prices for similar but not identical assets or liabilities (“Level 2”) and significant unobservable inputs, including the reporting entity’s estimates of the assumptions that market participants would use, having the lowest priority (“Level 3”).

The availability of observable market information is the principal factor in determining the level to which the Separate Account’s investments are assigned in the fair value hierarchy. As such, all Separate Account investments have been classified as Level 1 in the fair value hierarchy.

INVESTMENT TRANSACTIONS — Investment transactions are recorded on the trade date. Realized gains and losses on investment transactions are determined using the first-in-first-out (FIFO) method.

INCOME RECOGNITION — Dividend income and realized capital gain distributions are recorded on the ex-dividend date.

DISTRIBUTIONS — The net investment income and realized capital gains of the Separate Account are not distributed, but are retained and reinvested for the benefit of unit owners.

FEDERAL INCOME TAX — Operations of the Separate Account are included in the federal income tax return of Symetra Life, which is taxed as a “Life Insurance Company” under the provisions of the Internal Revenue Code. Under current federal income tax law, no income taxes are payable with respect to the operations of the Separate Account to the extent the earnings are reinvested.

SEGMENT INFORMATION — In this reporting period, the Separate Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the financial position or the results of operations for the sub-accounts of the Separate Account. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available.

The Separate Account has identified the senior vice president of life products as the CODM. The Separate Account is comprised of multiple sub-accounts, each which constitute a single operating segment.

The financial information, in the form of the sub-accounts’ holdings, including investment returns, asset allocations, fees, purchases, redemptions, as well as investment objectives, investment advisor and fund manager designations of each sub-account, are used by the CODM to assess the sub-accounts’ availability and performance by comparing the underlying mutual funds’ performance to their respective benchmark and to make resource allocation decisions for each sub-account’s single segment, which is consistent with that presented within the sub-accounts’ financial statements. Sub-accounts’ holdings are reflected on the accompanying Statements of Assets and Liabilities as "net assets" and significant fund expenses are listed on the accompanying Statements of Operations and Changes in Net Assets.

3.EXPENSES AND RELATED PARTY TRANSACTIONS
Symetra Life assumes mortality and expense (“M&E”) risks related to the operations of the Separate Account. Symetra Life deducts a daily charge from the assets of the Separate Account to cover these risks. The daily charge for the PREMIER Variable Universal Life product is, on an annual basis, equal to a rate of 0.70 percent of the average daily net assets of the Separate Account. The daily charge for the Enhanced Variable Universal Life product is, on an annual basis, equal to a rate of 0.90 percent of the average daily net assets of the Separate Account. The daily charge for Symetra Complete and Symetra Complete Advisor are, on an annual basis, equal to a rate of 0.75 percent of the policy value in policy years 1 through 20, 0.60 percent of the policy value in policy years 21 through 30 and 0.50 percent in all remaining policy years. This charge is included in the net investment income (loss) in the accompanying Statements of Operations and Changes in Net Assets.

Symetra Life deducts an expense charge for the Milestone VUL-G product on the policy date and on each monthly anniversary day. For policy years 1-20, there is a minimum current and guaranteed charge of $0.03 per $1000 of initial specified amount, a maximum current charge of $1.67 per $1000 and a guaranteed charge of $2.17 per $1000 of initial specified amount.

28

Symetra Separate Account SL
Notes to Financial Statements

3.    EXPENSES AND RELATED PARTY TRANSACTIONS (continued)
Symetra Life deducts an expense charge for the Accumulator Variable Universal Life product on the policy date and on each monthly anniversary day. The minimum charge is $0.21 and maximum charge is $8.83 per $1000 of initial specified amount. This charge is expressed as an amount per $1,000 of initial specified amount. If the specified amount decreases, the monthly expense charge will not reflect the change in the specified amount. If the specified amount increases, the policy will incur an additional monthly expense charge based upon the specified amount increase and the insured’s attained age at that time.

Symetra Life deducts a distribution charge for the Symetra Complete product to compensate the broker-dealer firm that sold the policy. The daily charge, on an annual basis, ranges from 0.50 percent to 1.50 percent based on the total policy value. The distribution charge is recorded as contract maintenance charges in the accompanying Statements of Operations and Changes in Net Assets. This charge does not apply to Symetra Complete Advisor.

Symetra Life deducts a monthly administration charge of $4 for each Enhanced Variable Universal Life contract and $5 for each PREMIER Variable Universal Life contract from the Separate Account. Monthly administration charges for Symetra Complete and Symetra Complete Advisor are 0.025 percent of the policy value not to exceed $8 per month. The monthly administrative charge for Milestone VUL-G is $20 for the current charge and $60 for the guaranteed charge on the policy date and on each monthly anniversary day. The monthly administrative charge for Accumulator Variable Universal Life is $60 on the policy date and on each monthly anniversary day.

The administration charges are recorded as contract maintenance charges in the accompanying Statements of Operations and Changes in Net Assets.

For all variable life insurance products, Symetra deducts amounts from the sub-accounts to cover the cost of insurance. These charges vary from month to month in accordance with the terms of the individual policy holders and are deducted through termination of units of interest from policy holder accounts. The costs of insurance are recorded as contract maintenance charges in the accompanying Statements of Operations and Changes in Net Assets.

A withdrawal charge of $25 or 2.00 percent of the withdrawal amount, whichever is less, may be imposed on the owner of the policy for the second and each subsequent withdrawal in any one year for Enhanced Variable Universal Life. A withdrawal charge for the Milestone VUL-G is $25 upon each withdrawal amount. A withdrawal charge of $25 for the Accumulator Variable Universal Life will be deducted with the withdrawal from the fixed policy value and subaccount value in the same proportion as the monthly deductions (this charge is currently waived). A transfer charge of $10 or 2.00 percent of the amount transferred, whichever is less, may be imposed on transfers that exceed the number of free transfers allowed each year for Enhanced Variable Universal Life. A transfer charge for Milestone VUL-G is $25 upon each transfer. A surrender charge may be applicable in the first eight years on withdrawals that exceed the free withdrawal amount. A surrender charge schedule is issued for Milestone VUL-G and will be applicable if the owner surrenders the policy during the first fifteen policy years. If a policy is reinstated, the amount of the surrender charge is reinstated. A transfer fee of $25 for the Accumulator Variable Universal Life is currently waived but Symetra reserves the right to deduct a charge for additional transfers that exceed twenty-four (24) transfers between subaccounts and the fixed account each policy year. A surrender charge will be issued for Accumulator Variable Universal Life at the time of any surrender during the first nine (9) policy years, a minimum charge is $3.78, and a maximum charge is $57.96 per $1000 of initial specified amount. The withdrawal charge, transfer charge and surrender charge is reflected as contract maintenance charges in the accompanying Statements of Operations and Changes in Net Assets. These charges do not apply to all products and may vary by contract year and other factors as described in the product prospectuses.

4. INVESTMENT TRANSACTIONS
The following table summarizes purchases and proceeds from sales activity by sub-account for the year ended December 31, 2024.

Sub-Account	Purchases	Proceeds From Sales
American Funds IS Growth Fund	$159,791	$24,961
BNY Mellon Appreciation	90,867	139,452
BNY Mellon MidCap Stock	51,400	101,536
BNY Mellon Stock Index	186,410	138,436
BNY Mellon Sustainable U.S. Equity	12,506	57,314
BNY Mellon Technology Growth	11,291	69,899
CVT Nasdaq-100 Index Class I1	13,525	2,085
29

Symetra Separate Account SL
Notes to Financial Statements
4. INVESTMENT TRANSACTIONS (continued)

Sub-Account	Purchases	Proceeds From Sales
Dimensional VIT Inflation-Protected Securities[1]	$17,295	$7,015
DWS CROCI International VIP - Class A	7,292	34,745
DWS Global Income Builder VIP A	31,524	63,775
Federated Hermes High Income Bond	11,158	11,033
Federated Hermes Managed Volatility II	2,782	2,802
Fidelity Asset Manager	150,286	369,331
Fidelity Asset Manager Growth	25,518	82,897
Fidelity Balanced	5,944	6,726
Fidelity Contrafund	1,770,001	1,086,178
Fidelity Equity-Income	668,095	647,002
Fidelity Extended Market Index - Initial Class	33,296	7,110
Fidelity Government Money Market Portfolio - Initial Class	276,767	215,652
Fidelity Growth	5,900,538	1,852,847
Fidelity Growth & Income	330,310	298,669
Fidelity Growth Opportunities	14,864	197,795
Fidelity High Income	42,702	50,059
Fidelity Index 500	979,964	693,210
Fidelity Investment Grade Bond	75,765	44,403
Fidelity Mid Cap I	17,345	2,088
Fidelity Mid Cap II	261,056	153,247
Fidelity Overseas	121,179	206,121
Franklin Allocation VIP Fund - Class 1	636	717
Franklin DynaTech VIP Fund - Class 2	6,721	4,476
Franklin Income VIP Fund - Class 1	156,182	57,665
Franklin Income VIP Fund - Class 2	9,846	20,924
Franklin Mutual Shares VIP Fund - Class 2	11,507	17,766
Franklin Small Cap Value VIP Fund - Class 1	3,362	1,560
Franklin Small Cap Value VIP Fund - Class 2	80,707	98,755
Franklin Small-Mid Cap Growth VIP Fund - Class 2	18,874	70,195
Franklin U.S. Government Securities VIP Fund - Class 2	33,498	33,229
Goldman Sachs Government Money Market - Institutional Class	78,786	33,715
Invesco American Franchise Fund I	14,113	106,949
Invesco American Franchise Fund II	1,572	2,588
Invesco Discovery Mid Cap Growth Fund I	1,414	26,248
Invesco Discovery Mid Cap Growth Fund II	9,262	30,281
Invesco EQV International Equity I	12,334	51,537
Invesco EQV International Equity II	13,136	25,569
Invesco Global Real Estate	28,943	35,857
Invesco Health Care	1,166	507
LVIP American Century Balanced Fund Standard Class II1	95,187	193,128
LVIP American Century Inflation Protection Fund Service[1]	257,500	24,616
LVIP American Century Inflation Protection Fund Standard II1	99,313	52,219
LVIP American Century International Fund Standard Class II1	57,814	61,020
LVIP American Century Large Company Value Fund Service[1]	9,149	15,306
LVIP American Century Ultra Fund Service Class[1]	58,418	21,530
LVIP American Century Ultra Fund Standard Class II1	34,677	6,036
LVIP American Century Value Fund Standard Class II1	174,195	66,582
LVIP JPMorgan Mid Cap Value Fund - Standard Class	268,463	94,759
LVIP JPMorgan U.S. Equity Fund - Standard Class	67,485	39,238
Morningstar Aggressive Growth ETF Asset Allocation Class I	6,856	7,576
Morningstar Growth ETF Asset Allocation Class I	3,244	2,314
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	1,389	929
30

Symetra Separate Account SL
Notes to Financial Statements
4. INVESTMENT TRANSACTIONS (continued)

Sub-Account	Purchases	Proceeds From Sales
PIMCO All Asset Portfolio Admin	$181,989	$56,662
PIMCO All Asset Portfolio Advisor	3,448	1,059
PIMCO CommodityRealReturn Strat. Administrative Class	124,431	44,113
PIMCO Total Return Admin	2,892	2,044
Pioneer Bond VCT Class I	91,633	129,291
Pioneer Equity Income VCT Class II	44,022	12,550
Pioneer Fund VCT Class I	437,253	262,289
Pioneer High Yield VCT Class II	7,689	9,791
Pioneer Mid Cap Value VCT Class I	134,588	61,006
Pioneer Select Mid Cap Growth VCT Class I	68,998	416,416
Pioneer Strategic Income VCT Class I	3,954	994
Pioneer Strategic Income VCT Class II	11,107	19,675
Templeton Developing Markets VIP Fund - Class 1	2,922	829
Templeton Developing Markets VIP Fund - Class 2	110,243	75,303
Templeton Global Bond VIP Fund - Class 1	—	1,680
Templeton Global Bond VIP Fund - Class 2	7,794	8,210
Templeton Growth VIP Fund - Class 1	1,287	1,636
Templeton Growth VIP Fund - Class 2	16,531	15,224
Vanguard Balanced	421,253	7,273
Vanguard Conservative Allocation	15,183	6,116
Vanguard Diversified Value	147,936	23,617
Vanguard Equity Income	16,233	1,998
Vanguard Equity Index	1,645,596	1,791,215
Vanguard High Yield Bond	53,253	12,905
Vanguard International	9,485	2,788
Vanguard Mid-Cap Index	648,168	378,642
Vanguard Real Estate Index	10,942	4,459
Vanguard Small Company Growth	180	902
Vanguard Total Bond Market Index	129,428	44,445
Vanguard Total International Stock Market Index	125,792	50,108
Vanguard Total Stock Market Index	3,055,050	1,301,922
Voya Global High Dividend Low Volatility Portfolio - Class S	43,299	24,831
VY JPMorgan Emerging Markets Equity Portfolio Initial	38,092	24,724
Wanger Acorn	2,116	34,531

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

5.CHANGES IN ACCUMULATION UNITS OUTSTANDING
The changes in Units outstanding for the years or periods ended December 31, 2024, and 2023 were as follows:

	2024			2023
			Increase			Increase
	Units	Units	(Decrease)	Units	Units	(Decrease)
Sub-Account	Issued	Redeemed	in Units[2]	Issued	Redeemed	in Units[2]
American Funds IS Growth Fund	13,361	(2,803)	10,558	6,864	(1,126)	5,738
BNY Mellon Appreciation	446	(3,129)	(2,683)	641	(3,095)	(2,454)
BNY Mellon MidCap Stock	1,057	(2,570)	(1,513)	1,322	(2,658)	(1,336)
BNY Mellon Stock Index	1,291	(2,115)	(824)	4,001	(5,338)	(1,337)
BNY Mellon Sustainable U.S. Equity	409	(1,821)	(1,412)	625	(1,802)	(1,177)
BNY Mellon Technology Growth	1,088	(2,250)	(1,162)	1,506	(6,521)	(5,015)
CVT Nasdaq-100 Index Class I1	—	(2)	(2)	—	(2)	(2)
31

Symetra Separate Account SL
Notes to Financial Statements
5. CHANGES IN ACCUMULATION UNITS OUTSTANDING (continued)

	2024			2023
			Increase			Increase
	Units	Units	(Decrease)	Units	Units	(Decrease)
Sub-Account	Issued	Redeemed	in Units[2]	Issued	Redeemed	in Units[2]
Dimensional VIT Inflation-Protected Securities[1]	1,726	(769)	957	3,974	(242)	3,732
DWS CROCI International VIP - Class A	668	(3,383)	(2,715)	900	(868)	32
DWS Global Income Builder VIP A	1,197	(3,157)	(1,960)	1,558	(3,182)	(1,624)
Federated Hermes High Income Bond	268	(429)	(161)	282	(528)	(246)
Federated Hermes Managed Volatility II	93	(118)	(25)	119	(130)	(11)
Fidelity Asset Manager	896	(1,467)	(571)	633	(2,419)	(1,786)
Fidelity Asset Manager Growth	246	(2,034)	(1,788)	340	(1,003)	(663)
Fidelity Balanced	61	(131)	(70)	71	(150)	(79)
Fidelity Contrafund	1,866	(6,497)	(4,631)	2,271	(7,029)	(4,758)
Fidelity Equity-Income	1,293	(4,209)	(2,916)	2,620	(11,001)	(8,381)
Fidelity Extended Market Index - Initial Class	3,301	(725)	2,576	1,480	(65)	1,415
Fidelity Government Money Market Portfolio - Initial Class	18,376	(15,042)	3,334	11,380	(10,526)	854
Fidelity Growth	2,490	(8,606)	(6,116)	3,743	(9,282)	(5,539)
Fidelity Growth & Income	3,031	(5,368)	(2,337)	11,087	(3,889)	7,198
Fidelity Growth Opportunities	508	(2,400)	(1,892)	774	(2,651)	(1,877)
Fidelity High Income	333	(592)	(259)	518	(1,014)	(496)
Fidelity Index 500	53,815	(11,017)	42,798	22,392	(5,192)	17,200
Fidelity Investment Grade Bond	302	(268)	34	230	(439)	(209)
Fidelity Mid Cap I	—	(6)	(6)	—	(6)	(6)
Fidelity Mid Cap II	1,764	(3,875)	(2,111)	3,614	(3,949)	(335)
Fidelity Overseas	623	(1,929)	(1,306)	526	(895)	(369)
Franklin Allocation VIP Fund - Class 1	—	(3)	(3)	—	(4)	(4)
Franklin DynaTech VIP Fund - Class 2	135	(61)	74	25	(61)	(36)
Franklin Income VIP Fund - Class 1	—	(230)	(230)	170	(234)	(64)
Franklin Income VIP Fund - Class 2	288	(869)	(581)	311	(432)	(121)
Franklin Mutual Shares VIP Fund - Class 2	296	(645)	(349)	344	(1,625)	(1,281)
Franklin Small Cap Value VIP Fund - Class 1	—	(4)	(4)	—	(4)	(4)
Franklin Small Cap Value VIP Fund - Class 2	2,141	(3,084)	(943)	2,641	(2,767)	(126)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	1,586	(2,972)	(1,386)	2,563	(6,208)	(3,645)
Franklin U.S. Government Securities VIP Fund - Class 2	1,969	(2,491)	(522)	4,987	(4,868)	119
Goldman Sachs Government Money Market - Institutional Class	2,858	(3,079)	(221)	755	(2,294)	(1,539)
Invesco American Franchise Fund I	1,172	(3,064)	(1,892)	1,700	(5,202)	(3,502)
Invesco American Franchise Fund II	66	(77)	(11)	99	(90)	9
Invesco Discovery Mid Cap Growth Fund I	32	(455)	(423)	46	(186)	(140)
Invesco Discovery Mid Cap Growth Fund II	358	(858)	(500)	819	(221)	598
Invesco EQV International Equity I	163	(1,182)	(1,019)	212	(1,972)	(1,760)
Invesco EQV International Equity II	841	(1,589)	(748)	1,106	(1,101)	5
Invesco Global Real Estate	817	(1,147)	(330)	1,026	(1,649)	(623)
Invesco Health Care	23	(6)	17	27	(49)	(22)
LVIP American Century Balanced Fund Standard Class II1	2,501	(5,201)	(2,700)	1,639	(5,936)	(4,297)
LVIP American Century Inflation Protection Fund Service[1]	17,433	(4,617)	12,816	253	(333)	(80)
LVIP American Century Inflation Protection Fund Standard II1	—	(329)	(329)	12,558	(11,120)	1,438
LVIP American Century International Fund Standard Class II1	2,285	(2,597)	(312)	1,912	(6,309)	(4,397)
LVIP American Century Large Company Value Fund Service[1]	181	(484)	(303)	256	(90)	166
LVIP American Century Ultra Fund Service Class[1]	203	(305)	(102)	33	(46)	(13)
LVIP American Century Ultra Fund Standard Class II1	17	(39)	(22)	544	(790)	(246)
LVIP American Century Value Fund Standard Class II1	1,992	(2,149)	(157)	3,018	(6,770)	(3,752)
LVIP JPMorgan Mid Cap Value Fund - Standard Class	1,524	(2,308)	(784)	2,128	(5,209)	(3,081)
LVIP JPMorgan U.S. Equity Fund - Standard Class	305	(518)	(213)	350	(538)	(188)
32

Symetra Separate Account SL
Notes to Financial Statements
5. CHANGES IN ACCUMULATION UNITS OUTSTANDING (continued)

	2024			2023
			Increase			Increase
	Units	Units	(Decrease)	Units	Units	(Decrease)
Sub-Account	Issued	Redeemed	in Units[2]	Issued	Redeemed	in Units[2]
Morningstar Aggressive Growth ETF Asset Allocation Class I	—	(28)	(28)	—	(27)	(27)
Morningstar Growth ETF Asset Allocation Class I	—	(9)	(9)	—	(10)	(10)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I	—	(3)	(3)	—	(3)	(3)
PIMCO All Asset Portfolio Admin	—	(273)	(273)	201	(278)	(77)
PIMCO All Asset Portfolio Advisor	52	(42)	10	57	(44)	13
PIMCO CommodityRealReturn Strat. Administrative Class	15,229	(5,338)	9,891	13,723	(8,460)	5,263
PIMCO Total Return Admin	—	(12)	(12)	—	(12)	(12)
Pioneer Bond VCT Class I	2,501	(4,832)	(2,331)	1,085	(2,022)	(937)
Pioneer Equity Income VCT Class II	314	(483)	(169)	282	(1,648)	(1,366)
Pioneer Fund VCT Class I	2,958	(4,475)	(1,517)	3,182	(7,222)	(4,040)
Pioneer High Yield VCT Class II	216	(504)	(288)	1,579	(2,334)	(755)
Pioneer Mid Cap Value VCT Class I	858	(1,272)	(414)	975	(3,760)	(2,785)
Pioneer Select Mid Cap Growth VCT Class I	2,746	(7,319)	(4,573)	3,366	(14,148)	(10,782)
Pioneer Strategic Income VCT Class I	—	(5)	(5)	—	(5)	(5)
Pioneer Strategic Income VCT Class II	712	(1,426)	(714)	2,731	(1,326)	1,405
Templeton Developing Markets VIP Fund - Class 1	—	(7)	(7)	—	(6)	(6)
Templeton Developing Markets VIP Fund - Class 2	3,742	(3,815)	(73)	3,551	(7,210)	(3,659)
Templeton Global Bond VIP Fund - Class 1	—	(11)	(11)	—	(11)	(11)
Templeton Global Bond VIP Fund - Class 2	553	(556)	(3)	269	(2,027)	(1,758)
Templeton Growth VIP Fund - Class 1	—	(9)	(9)	—	(9)	(9)
Templeton Growth VIP Fund - Class 2	843	(826)	17	997	(1,084)	(87)
Vanguard Balanced	37,871	(1,339)	36,532	5,371	(438)	4,933
Vanguard Conservative Allocation	1,452	(606)	846	902	(19)	883
Vanguard Diversified Value	11,154	(2,424)	8,730	9,516	(1,024)	8,492
Vanguard Equity Income	—	(5)	(5)	—	(5)	(5)
Vanguard Equity Index	9,674	(74,104)	(64,430)	22,704	(57,039)	(34,335)
Vanguard High Yield Bond	4,006	(1,182)	2,824	840	(406)	434
Vanguard International	—	(12)	(12)	—	(12)	(12)
Vanguard Mid-Cap Index	29,756	(23,953)	5,803	35,608	(22,640)	12,968
Vanguard Real Estate Index	11	(35)	(24)	6,795	(21)	6,774
Vanguard Small Company Growth	—	(2)	(2)	—	(2)	(2)
Vanguard Total Bond Market Index	13,850	(5,168)	8,682	4,643	(1,039)	3,604
Vanguard Total International Stock Market Index	11,842	(5,251)	6,591	6,241	(1,091)	5,150
Vanguard Total Stock Market Index	32,673	(56,820)	(24,147)	26,854	(130,256)	(103,402)
Voya Global High Dividend Low Volatility Portfolio - Class S	107	(244)	(137)	127	(213)	(86)
VY JPMorgan Emerging Markets Equity Portfolio Initial	198	(285)	(87)	179	(311)	(132)
Wanger Acorn	75	(472)	(397)	71	(1,009)	(938)

1 Reference Note 1 of the financial statements for additional information pertaining to this sub-account.

2 Funds with no changes in units in either period were not included in the table above.

33

Symetra Separate Account SL
Notes to Financial Statements

6. ACCUMULATION UNIT VALUES
The following table summarizes the Unit values and Units outstanding for sub-accounts of the Symetra Separate Account SL, net investment income ratios and the expense ratios, excluding expenses of the underlying Mutual Funds, and total returns for each of the five years in the period ended December 31, 2024.

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
American Funds IS Growth Fund
	2024	$13.244	to	$13.244	30,228	$400,334	0.66%	—%	to	—%	31.96%	to	31.96%
	2023	10.036	to	10.036	19,670	197,408	0.68	—	to	—	38.81	to	38.81
	2022	7.230	to	7.230	13,932	100,724	0.65	—	to	—	(29.76)	to	(29.76)
	2021	10.293	to	10.293	320	3,269	0.35	—	to	—	2.93	to	2.93
BNY Mellon Appreciation
	2024	49.015	to	49.015	22,996	1,127,148	0.42	0.70	to	0.70	12.02	to	12.02
	2023	43.757	to	43.757	25,679	1,123,644	0.71	0.70	to	0.70	20.13	to	20.13
	2022	36.426	to	36.426	28,133	1,024,754	0.67	0.70	to	0.70	(18.64)	to	(18.64)
	2021	44.769	to	44.769	28,711	1,285,359	0.44	0.70	to	0.70	26.24	to	26.24
	2020	35.462	to	35.462	30,029	1,064,867	0.78	0.70	to	0.70	22.83	to	22.83
BNY Mellon MidCap Stock
	2024	50.259	to	50.259	30,087	1,512,143	0.83	0.70	to	0.70	11.83	to	11.83
	2023	44.944	to	44.944	31,600	1,420,209	0.79	0.70	to	0.70	17.49	to	17.49
	2022	38.254	to	38.254	32,936	1,259,933	0.72	0.70	to	0.70	(14.68)	to	(14.68)
	2021	44.834	to	44.834	33,960	1,522,572	0.61	0.70	to	0.70	25.00	to	25.00
	2020	35.866	to	35.866	34,772	1,247,104	0.83	0.70	to	0.70	7.35	to	7.35
BNY Mellon Stock Index
	2024	75.441	to	75.441	22,331	1,684,672	0.92	0.70	to	0.70	23.48	to	23.48
	2023	61.098	to	61.098	23,155	1,414,711	1.16	0.70	to	0.70	24.73	to	24.73
	2022	48.985	to	48.985	24,492	1,199,765	1.09	0.70	to	0.70	(19.09)	to	(19.09)
	2021	60.544	to	60.544	24,380	1,476,032	0.82	0.70	to	0.70	27.22	to	27.22
	2020	47.589	to	47.589	25,744	1,225,131	1.31	0.70	to	0.70	16.89	to	16.89
BNY Mellon Sustainable U.S. Equity
	2024	34.674	to	34.674	12,432	431,070	0.54	0.70	to	0.70	24.01	to	24.01
	2023	27.960	to	27.960	13,844	387,067	0.73	0.70	to	0.70	22.96	to	22.96
	2022	22.739	to	22.739	15,021	341,553	0.52	0.70	to	0.70	(23.41)	to	(23.41)
	2021	29.689	to	29.689	15,232	452,230	0.75	0.70	to	0.70	26.11	to	26.11
	2020	23.542	to	23.542	16,900	397,859	1.03	0.70	to	0.70	23.28	to	23.28
BNY Mellon Technology Growth
	2024	31.372	to	851.878	44,901	1,423,069	—	0.70	to	0.75	24.86	to	25.74
	2023	25.126	to	677.488	46,063	1,184,440	—	0.70	to	0.75	58.31	to	59.42
	2022	15.871	to	424.972	51,078	827,879	—	0.70	to	0.75	(46.76)	to	(46.39)
	2021	29.811	to	792.663	53,190	3,833,859	—	0.70	to	0.75	12.14	to	12.93
	2020	26.584	to	701.915	58,003	3,573,304	0.25	0.70	to	0.75	68.74	to	69.92
34

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
CVT Nasdaq-100 Index Class I1
	2024	$1,083.546	to	$1,083.546	194	$210,484	0.34%	0.75%	to	0.75%	25.20%	to	25.20%
	2023	865.422	to	865.422	196	169,931	0.34	0.75	to	0.75	54.40	to	54.40
	2022	560.510	to	560.510	198	111,258	0.02	0.75	to	0.75	(32.64)	to	(32.64)
	2021	832.159	to	832.159	3,100	2,579,732	0.28	0.75	to	0.75	26.87	to	26.87
	2020	655.897	to	655.897	3,162	2,073,932	0.48	0.75	to	0.75	48.23	to	48.23
CVT Russell 2000 Small Cap Index Class I1
	2024	340.436	to	340.436	—	—	—	0.75	to	0.75	11.23	to	11.23
	2023	306.059	to	306.059	—	—	—	0.75	to	0.75	16.60	to	16.60
	2022	262.487	to	262.487	—	—	—	0.75	to	0.75	(20.52)	to	(20.52)
	2021	330.238	to	330.238	—	—	—	0.75	to	0.75	14.53	to	14.53
	2020	288.350	to	288.350	50	14,539	1.09	0.75	to	0.75	19.64	to	19.64
Dimensional VIT Inflation-Protected Securities[1]
	2024	9.389	to	9.389	4,697	44,099	3.17	—	to	—	1.88	to	1.88
	2023	9.216	to	9.216	3,740	34,467	8.12	—	to	—	4.02	to	4.02
	2022	8.860	to	8.860	8	68	0.23	—	to	—	(12.45)	to	(12.45)
	2021	10.120	to	10.120	344	3,477	4.50	—	to	—	1.20	to	1.20
DWS CROCI International VIP - Class A
	2024	11.100	to	11.100	7,960	88,358	3.32	0.70	to	0.70	1.73	to	1.73
	2023	10.911	to	10.911	10,675	116,473	3.27	0.70	to	0.70	18.12	to	18.12
	2022	9.237	to	9.237	10,643	98,312	3.34	0.70	to	0.70	(13.79)	to	(13.79)
	2021	10.715	to	10.715	11,292	120,994	2.39	0.70	to	0.70	8.47	to	8.47
	2020	9.878	to	9.878	11,455	113,152	3.45	0.70	to	0.70	1.90	to	1.90
DWS Global Income Builder VIP A
	2024	23.513	to	23.513	19,607	461,027	3.45	0.70	to	0.70	8.33	to	8.33
	2023	21.704	to	21.704	21,567	468,091	3.20	0.70	to	0.70	14.09	to	14.09
	2022	19.023	to	19.023	23,191	441,148	2.95	0.70	to	0.70	(15.57)	to	(15.57)
	2021	22.532	to	22.532	24,405	549,887	2.32	0.70	to	0.70	10.18	to	10.18
	2020	20.450	to	20.450	25,605	523,620	3.14	0.70	to	0.70	7.52	to	7.52
Federated Hermes High Income Bond
	2024	34.406	to	34.406	3,371	115,963	5.52	0.70	to	0.70	5.52	to	5.52
	2023	32.605	to	32.605	3,532	115,153	5.89	0.70	to	0.70	11.93	to	11.93
	2022	29.129	to	29.129	3,778	110,032	5.56	0.70	to	0.70	(12.39)	to	(12.39)
	2021	33.250	to	33.250	3,950	131,341	4.98	0.70	to	0.70	4.12	to	4.12
	2020	31.935	to	31.935	4,304	137,433	5.85	0.70	to	0.70	4.85	to	4.85
Federated Hermes Managed Volatility II
	2024	25.326	to	25.326	1,656	41,950	2.17	0.70	to	0.70	14.75	to	14.75
	2023	22.071	to	22.071	1,681	37,092	1.86	0.70	to	0.70	7.93	to	7.93
	2022	20.450	to	20.450	1,692	34,610	1.76	0.70	to	0.70	(14.36)	to	(14.36)
	2021	23.878	to	23.878	2,236	53,389	2.01	0.70	to	0.70	17.68	to	17.68
	2020	20.290	to	20.290	2,798	56,778	2.31	0.70	to	0.70	0.23	to	0.23
35

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Fidelity Asset Manager
	2024	$36.541	to	$670.145	10,665	$2,539,159	2.36%	0.70%	to	0.90%	7.73%	to	7.52%
	2023	33.918	to	623.276	11,236	2,621,231	2.26	0.70	to	0.90	12.16	to	11.93
	2022	30.241	to	556.820	13,022	2,665,941	1.89	0.70	to	0.90	(15.53)	to	(15.70)
	2021	35.800	to	660.497	14,435	3,884,317	1.59	0.70	to	0.90	9.15	to	8.93
	2020	32.798	to	606.323	15,738	3,853,607	1.48	0.70	to	0.90	14.07	to	13.84
Fidelity Asset Manager Growth
	2024	38.615	to	589.755	7,583	550,074	1.72	0.70	to	0.90	10.03	to	9.81
	2023	35.095	to	537.065	9,371	565,982	1.81	0.70	to	0.90	15.56	to	15.33
	2022	30.370	to	465.686	10,034	518,015	1.83	0.70	to	0.90	(17.46)	to	(17.62)
	2021	36.793	to	565.302	10,149	644,213	1.41	0.70	to	0.90	13.17	to	12.94
	2020	32.512	to	500.531	10,289	615,364	1.09	0.70	to	0.90	16.45	to	16.21
Fidelity Balanced
	2024	58.705	to	58.705	1,296	76,076	1.82	0.70	to	0.70	15.11	to	15.11
	2023	51.000	to	51.000	1,366	69,676	1.71	0.70	to	0.70	20.68	to	20.68
	2022	42.260	to	42.260	1,445	61,082	1.27	0.70	to	0.70	(18.51)	to	(18.51)
	2021	51.860	to	51.860	2,293	118,913	0.94	0.70	to	0.70	17.44	to	17.44
	2020	44.160	to	44.160	2,302	101,674	1.32	0.70	to	0.70	21.54	to	21.54
Fidelity Contrafund
	2024	127.088	to	2,071.197	55,328	14,757,367	0.19	0.70	to	0.90	32.85	to	32.59
	2023	95.660	to	1,562.147	59,959	11,849,600	0.49	0.70	to	0.90	32.52	to	32.26
	2022	72.184	to	1,181.118	64,717	9,617,407	0.50	0.70	to	0.90	(26.83)	to	(26.97)
	2021	98.647	to	1,617.355	70,499	13,989,558	0.06	0.70	to	0.90	26.94	to	26.69
	2020	77.709	to	1,276.623	72,719	11,530,832	0.25	0.70	to	0.90	29.66	to	29.40
Fidelity Equity-Income
	2024	57.881	to	1,521.334	32,144	8,188,504	1.76	0.70	to	0.90	14.54	to	14.31
	2023	50.534	to	1,330.896	35,060	7,632,641	1.93	0.70	to	0.90	9.88	to	9.66
	2022	45.991	to	1,213.663	43,441	7,668,908	1.58	0.70	to	0.90	(5.62)	to	(5.81)
	2021	48.729	to	1,288.496	52,472	10,388,634	1.91	0.70	to	0.90	24.02	to	23.77
	2020	39.291	to	1,040.999	52,915	8,716,306	1.83	0.70	to	0.90	5.95	to	5.74
Fidelity Extended Market Index - Initial Class
	2024	10.841	to	10.841	4,126	44,728	1.74	—	to	—	12.31	to	12.31
	2023	9.653	to	9.653	1,550	14,962	3.95	—	to	—	17.43	to	17.43
	2022	8.220	to	8.220	135	1,112	—	—	to	—	(18.12)	to	(18.12)
	2021	10.039	to	10.039	338	3,298	1.19	—	to	—	0.39	to	0.39
Fidelity Government Money Market Portfolio - Initial Class
	2024	14.838	to	174.227	58,130	985,078	4.98	0.70	to	0.90	4.37	to	4.16
	2023	14.217	to	167.273	54,796	923,962	4.79	0.70	to	0.90	4.16	to	3.96
	2022	13.649	to	160.908	53,942	898,605	1.25	0.70	to	0.90	0.73	to	0.53
	2021	13.550	to	160.058	61,570	1,465,456	0.01	0.70	to	0.90	(0.69)	to	(0.89)
	2020	13.644	to	161.489	63,299	1,526,887	0.30	0.70	to	0.90	(0.38)	to	(0.58)
36

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Fidelity Growth
	2024	$114.953	to	$2,685.808	94,749	$27,493,206	—%	0.70%	to	0.90%	29.47%	to	29.22%
	2023	88.784	to	2,078.542	100,865	22,528,941	0.13	0.70	to	0.90	35.29	to	35.02
	2022	65.625	to	1,539.427	106,404	17,510,838	0.62	0.70	to	0.90	(24.98)	to	(25.13)
	2021	87.479	to	2,056.199	108,180	24,297,741	—	0.70	to	0.90	22.36	to	22.11
	2020	71.496	to	1,683.874	116,670	21,308,337	0.07	0.70	to	0.90	42.89	to	42.60
Fidelity Growth & Income
	2024	72.069	to	72.069	35,980	2,593,066	1.46	0.70	to	0.70	21.36	to	21.36
	2023	59.386	to	59.386	38,317	2,275,488	1.78	0.70	to	0.70	17.89	to	17.89
	2022	50.373	to	50.373	31,119	1,567,553	1.66	0.70	to	0.70	(5.61)	to	(5.61)
	2021	53.367	to	53.367	31,886	1,701,642	2.45	0.70	to	0.70	25.07	to	25.07
	2020	42.669	to	42.669	32,291	1,377,844	2.15	0.70	to	0.70	7.10	to	7.10
Fidelity Growth Opportunities
	2024	103.649	to	103.649	24,176	2,505,840	—	0.70	to	0.70	37.92	to	37.92
	2023	75.154	to	75.154	26,068	1,959,087	—	0.70	to	0.70	44.64	to	44.64
	2022	51.960	to	51.960	27,945	1,452,012	—	0.70	to	0.70	(38.58)	to	(38.58)
	2021	84.600	to	84.600	30,222	2,556,802	—	0.70	to	0.70	11.16	to	11.16
	2020	76.105	to	76.105	31,717	2,413,833	0.01	0.70	to	0.70	67.48	to	67.48
Fidelity High Income
	2024	23.837	to	368.086	4,554	520,491	5.91	0.70	to	0.90	8.21	to	7.99
	2023	22.029	to	340.851	4,813	513,731	5.53	0.70	to	0.90	9.71	to	9.49
	2022	20.080	to	311.308	5,309	511,106	4.77	0.70	to	0.90	(11.99)	to	(12.17)
	2021	22.816	to	354.434	5,731	688,840	5.32	0.70	to	0.90	3.69	to	3.48
	2020	22.005	to	342.528	6,032	712,576	4.92	0.70	to	0.90	2.03	to	1.83
Fidelity Index 500
	2024	13.599	to	1,729.267	109,783	10,208,284	1.29	—	to	0.90	24.90	to	23.77
	2023	10.888 [5]	to	1,397.119	66,985	8,081,798	1.47	—	to	0.90	26.19 [5]	to	25.07
	2022	8.628 [5]	to	1,117.100	49,785	6,703,640	1.45	—	to	0.90	(18.22) [5]	to	(18.94)
	2021	10.550 [5]	to	1,378.187	48,514	8,838,649	1.25	—	to	0.90	5.50 [5]	to	27.43
	2020	53.249	to	1,081.565	52,867	7,394,810	1.86	0.70	to	0.90	17.42	to	17.18
Fidelity Investment Grade Bond
	2024	25.420	to	338.060	2,465	741,902	3.52	0.70	to	0.90	1.07	to	0.87
	2023	25.150	to	335.136	2,431	723,108	2.56	0.70	to	0.90	5.46	to	5.25
	2022	23.847	to	318.407	2,640	749,198	1.90	0.70	to	0.90	(13.57)	to	(13.74)
	2021	27.590	to	369.119	3,826	1,303,168	2.02	0.70	to	0.90	(1.30)	to	(1.50)
	2020	27.953	to	374.727	3,943	1,365,006	1.89	0.70	to	0.90	8.63	to	8.41
Fidelity Mid Cap I
	2024	393.147	to	393.147	341	134,238	0.56	0.75	to	0.75	17.49	to	17.49
	2023	334.615	to	334.615	347	116,104	0.61	0.75	to	0.75	15.08	to	15.08
	2022	290.778	to	290.778	353	102,547	0.51	0.75	to	0.75	(14.74)	to	(14.74)
	2021	341.062	to	341.062	359	122,283	0.62	0.75	to	0.75	25.60	to	25.60
37

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Fidelity Mid Cap I (Continued)
	2020	$271.542	to	$271.542	364	$98,920	0.66%	0.75%	to	0.75%	18.19%	to	18.19%
Fidelity Mid Cap II
	2024	52.208	to	52.208	32,168	1,679,421	0.34	0.70	to	0.70	16.35	to	16.35
	2023	44.870	to	44.870	34,279	1,538,088	0.39	0.70	to	0.70	14.00	to	14.00
	2022	39.358	to	39.358	34,614	1,362,364	0.27	0.70	to	0.70	(15.56)	to	(15.56)
	2021	46.610	to	46.610	34,976	1,630,226	0.36	0.70	to	0.70	24.43	to	24.43
	2020	37.458	to	37.458	36,346	1,361,483	0.40	0.70	to	0.70	17.05	to	17.05
Fidelity Overseas
	2024	32.533	to	510.681	8,993	1,517,168	1.60	0.70	to	0.90	4.32	to	4.11
	2023	31.187	to	490.537	10,299	1,616,168	1.03	0.70	to	0.90	19.67	to	19.43
	2022	26.061	to	410.733	10,668	1,449,730	0.78	0.70	to	0.90	(25.01)	to	(25.16)
	2021	34.753	to	548.817	16,215	2,826,810	0.53	0.70	to	0.90	18.87	to	18.63
	2020	29.237	to	462.641	16,934	2,497,619	0.44	0.70	to	0.90	14.81	to	14.58
Franklin Allocation VIP Fund - Class 1
	2024	245.052	to	245.052	116	28,534	2.25	0.75	to	0.75	9.33	to	9.33
	2023	224.131	to	224.131	119	26,771	1.71	0.75	to	0.75	14.77	to	14.77
	2022	195.295	to	195.295	123	23,928	1.95	0.75	to	0.75	(15.68)	to	(15.68)
	2021	231.605	to	231.605	126	29,120	1.94	0.75	to	0.75	11.81	to	11.81
	2020	207.136	to	207.136	129	26,715	1.73	0.75	to	0.75	12.19	to	12.19
Franklin DynaTech VIP Fund - Class 2
	2024	59.479	to	571.774	2,662	171,934	—	0.70	to	0.75	29.53	to	30.44
	2023	45.919	to	438.326	2,588	129,534	—	0.70	to	0.75	42.77	to	43.77
	2022	32.162	to	304.878	2,624	92,012	—	0.70	to	0.75	(40.38)	to	(39.96)
	2021	53.941	to	507.755	3,880	222,352	—	0.70	to	0.75	15.33	to	16.14
	2020	46.769	to	437.174	4,418	218,144	—	0.70	to	0.75	43.88	to	44.88
Franklin Income VIP Fund - Class 1
	2024	257.613	to	257.613	11,091	2,857,116	5.15	0.75	to	0.75	7.46	to	7.46
	2023	239.732	to	239.732	11,321	2,713,933	5.14	0.75	to	0.75	8.87	to	8.87
	2022	220.197	to	220.197	11,385	2,506,979	0.17	0.75	to	0.75	(5.24)	to	(5.24)
	2021	232.364	to	232.364	100	23,334	4.69	0.75	to	0.75	17.01	to	17.01
	2020	198.593	to	198.593	103	20,473	5.92	0.75	to	0.75	0.97	to	0.97
Franklin Income VIP Fund - Class 2
	2024	27.931	to	27.931	3,060	85,483	5.18	0.70	to	0.70	6.45	to	6.45
	2023	26.238	to	26.238	3,641	95,529	5.16	0.70	to	0.70	7.86	to	7.86
	2022	24.325	to	24.325	3,762	91,507	4.86	0.70	to	0.70	(6.13)	to	(6.13)
	2021	25.914	to	25.914	3,807	98,643	4.93	0.70	to	0.70	15.94	to	15.94
	2020	22.351	to	22.351	4,396	98,263	5.90	0.70	to	0.70	(0.01)	to	(0.01)
Franklin Mutual Shares VIP Fund - Class 2
	2024	33.624	to	33.624	4,291	144,292	1.98	0.70	to	0.70	10.49	to	10.49
	2023	30.431	to	30.431	4,640	141,195	1.77	0.70	to	0.70	12.67	to	12.67
38

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Franklin Mutual Shares VIP Fund - Class 2 (Continued)
	2022	$27.008	to	$27.008	5,921	$159,906	1.78%	0.70%	to	0.70%	(8.08)%	to	(8.08)%
	2021	29.381	to	29.381	6,921	203,343	2.93	0.70	to	0.70	18.34	to	18.34
	2020	24.828	to	24.828	7,186	178,414	2.63	0.70	to	0.70	(5.71)	to	(5.71)
Franklin Small Cap Value VIP Fund - Class 1
	2024	399.183	to	399.183	272	108,651	1.09	0.75	to	0.75	12.01	to	12.01
	2023	356.376	to	356.376	276	98,458	0.73	0.75	to	0.75	13.02	to	13.02
	2022	315.318	to	315.318	280	88,435	1.23	0.75	to	0.75	(9.82)	to	(9.82)
	2021	349.639	to	349.639	285	99,569	1.14	0.75	to	0.75	25.67	to	25.67
	2020	278.222	to	278.222	289	80,404	1.68	0.75	to	0.75	5.41	to	5.41
Franklin Small Cap Value VIP Fund - Class 2
	2024	43.562	to	43.562	22,577	983,473	0.94	0.70	to	0.70	10.92	to	10.92
	2023	39.272	to	39.272	23,520	923,689	0.52	0.70	to	0.70	11.96	to	11.96
	2022	35.077	to	35.077	23,646	829,436	0.98	0.70	to	0.70	(10.69)	to	(10.69)
	2021	39.276	to	39.276	26,196	1,028,845	0.99	0.70	to	0.70	24.49	to	24.49
	2020	31.549	to	31.549	27,421	865,107	1.55	0.70	to	0.70	4.46	to	4.46
Franklin Small-Mid Cap Growth VIP Fund - Class 2
	2024	33.840	to	33.840	35,291	1,194,267	—	0.70	to	0.70	10.26	to	10.26
	2023	30.692	to	30.692	36,677	1,125,706	—	0.70	to	0.70	25.85	to	25.85
	2022	24.387	to	24.387	40,322	983,334	—	0.70	to	0.70	(34.15)	to	(34.15)
	2021	37.036	to	37.036	42,189	1,562,494	—	0.70	to	0.70	9.25	to	9.25
	2020	33.901	to	33.901	43,905	1,488,445	—	0.70	to	0.70	54.01	to	54.01
Franklin U.S. Government Securities VIP Fund - Class 2
	2024	17.501	to	17.501	22,379	391,663	3.04	0.70	to	0.70	0.66	to	0.66
	2023	17.387	to	17.387	22,901	398,187	2.53	0.70	to	0.70	3.74	to	3.74
	2022	16.760	to	16.760	22,782	381,838	2.42	0.70	to	0.70	(10.38)	to	(10.38)
	2021	18.702	to	18.702	24,188	452,361	2.69	0.70	to	0.70	(2.51)	to	(2.51)
	2020	19.183	to	19.183	32,688	627,063	3.61	0.70	to	0.70	3.11	to	3.11
Goldman Sachs Government Money Market - Institutional Class
	2024	11.222	to	11.222	85,936	964,406	5.04	—	to	—	5.15	to	5.15
	2023	10.672	to	10.672	86,157	919,467	4.93	—	to	—	5.04	to	5.04
	2022	10.160	to	10.160	87,696	890,959	3.00	—	to	—	1.60	to	1.60
	2021	10.000	to	10.000	403	4,035	—	—	to	—	—	to	—
Invesco American Franchise Fund I
	2024	46.686	to	46.686	49,866	2,328,081	—	0.70	to	0.70	33.94	to	33.94
	2023	34.855	to	34.855	51,758	1,804,054	—	0.70	to	0.70	39.95	to	39.95
	2022	24.906	to	24.906	55,260	1,376,328	—	0.70	to	0.70	(31.59)	to	(31.59)
	2021	36.409	to	36.409	56,807	2,068,259	—	0.70	to	0.70	11.15	to	11.15
	2020	32.758	to	32.758	59,660	1,954,329	0.07	0.70	to	0.70	41.36	to	41.36
Invesco American Franchise Fund II
	2024	55.565	to	55.565	1,273	70,744	—	0.70	to	0.70	33.62	to	33.62
39

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Invesco American Franchise Fund II (Continued)
	2023	$41.585	to	$41.585	1,284	$53,404	—%	0.70%	to	0.70%	39.62%	to	39.62%
	2022	29.784	to	29.784	1,275	37,982	—	0.70	to	0.70	(31.77)	to	(31.77)
	2021	43.655	to	43.655	1,242	54,228	—	0.70	to	0.70	10.87	to	10.87
	2020	39.376	to	39.376	1,230	48,449	—	0.70	to	0.70	41.01	to	41.01
Invesco Discovery Mid Cap Growth Fund I
	2024	64.508	to	64.508	521	33,591	—	0.70	to	0.70	23.36	to	23.36
	2023	52.292	to	52.292	944	49,328	—	0.70	to	0.70	12.36	to	12.36
	2022	46.538	to	46.538	1,084	50,412	—	0.70	to	0.70	(31.46)	to	(31.46)
	2021	67.902	to	67.902	1,113	75,615	—	0.70	to	0.70	18.27	to	18.27
	2020	57.414	to	57.414	1,220	70,067	—	0.70	to	0.70	47.57	to	47.57
Invesco Discovery Mid Cap Growth Fund II
	2024	35.280	to	35.280	8,074	284,843	—	0.70	to	0.70	23.05	to	23.05
	2023	28.671	to	28.671	8,574	245,825	—	0.70	to	0.70	12.07	to	12.07
	2022	25.584	to	25.584	7,976	204,063	—	0.70	to	0.70	(31.61)	to	(31.61)
	2021	37.410	to	37.410	7,230	270,480	—	0.70	to	0.70	17.96	to	17.96
	2020	31.713	to	31.713	7,215	228,814	—	0.70	to	0.70	47.22	to	47.22
Invesco EQV International Equity I
	2024	42.973	to	176.442	6,766	330,712	1.72	0.70	to	0.75	(0.09)	to	0.62
	2023	43.010	to	175.357	7,785	374,883	0.19	0.70	to	0.75	17.32	to	18.15
	2022	36.660	to	148.425	9,545	384,101	1.72	0.70	to	0.75	(18.87)	to	(18.31)
	2021	45.189	to	181.683	9,761	483,292	1.24	0.70	to	0.75	5.15	to	5.89
	2020	42.975	to	171.579	10,688	499,479	1.99	0.70	to	0.75	13.20	to	14.00
Invesco EQV International Equity II
	2024	20.505	to	20.505	13,015	266,869	1.52	0.70	to	0.70	(0.36)	to	(0.36)
	2023	20.579	to	20.579	13,763	283,231	—	0.70	to	0.70	17.05	to	17.05
	2022	17.582	to	17.582	13,758	241,888	1.24	0.70	to	0.70	(19.07)	to	(19.07)
	2021	21.725	to	21.725	20,549	446,433	1.04	0.70	to	0.70	4.87	to	4.87
	2020	20.716	to	20.716	21,736	450,296	2.24	0.70	to	0.70	12.94	to	12.94
Invesco Global Real Estate
	2024	41.957	to	41.957	9,082	381,041	2.57	0.70	to	0.70	(2.49)	to	(2.49)
	2023	43.028	to	43.028	9,412	404,987	1.48	0.70	to	0.70	8.29	to	8.29
	2022	39.735	to	39.735	10,035	398,713	2.91	0.70	to	0.70	(25.46)	to	(25.46)
	2021	53.305	to	53.305	10,501	559,737	2.77	0.70	to	0.70	24.83	to	24.83
	2020	42.701	to	42.701	10,637	454,179	5.12	0.70	to	0.70	(12.93)	to	(12.93)
Invesco Health Care
	2024	48.277	to	48.277	541	26,100	—	0.70	to	0.70	3.44	to	3.44
	2023	46.672	to	46.672	524	24,458	—	0.70	to	0.70	2.30	to	2.30
	2022	45.621	to	45.621	546	24,903	—	0.70	to	0.70	(13.92)	to	(13.92)
	2021	52.998	to	52.998	565	29,960	0.21	0.70	to	0.70	11.52	to	11.52
	2020	47.525	to	47.525	546	25,959	0.33	0.70	to	0.70	13.66	to	13.66
40

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
LVIP American Century Balanced Fund Standard Class II1
	2024	$43.618	to	$315.045	23,534	$1,131,229	2.03%	0.70%	to	0.75%	11.28%	to	12.06%
	2023	39.197	to	281.128	26,234	1,123,993	1.92	0.70	to	0.75	15.60	to	16.41
	2022	33.908	to	241.504	30,531	1,119,382	1.20	0.70	to	0.75	(17.84)	to	(17.27)
	2021	41.272	to	291.903	33,416	1,483,281	0.72	0.70	to	0.75	14.96	to	15.77
	2020	35.900	to	252.142	34,070	1,315,211	1.15	0.70	to	0.75	11.74	to	12.53
LVIP American Century Inflation Protection Fund Service[1]
	2024	14.937	to	14.937	94,382	1,409,804	3.91	0.70	to	0.70	0.83	to	0.83
	2023	14.814	to	14.814	81,566	1,208,352	3.33	0.70	to	0.70	2.68	to	2.68
	2022	14.428	to	14.428	80,128	1,156,066	5.01	0.70	to	0.70	(13.68)	to	(13.68)
	2021	16.715	to	16.715	80,178	1,340,145	3.24	0.70	to	0.70	5.53	to	5.53
	2020	15.839	to	15.839	67,053	1,062,062	1.40	0.70	to	0.70	8.79	to	8.79
LVIP American Century Inflation Protection Fund Standard II1
	2024	159.864	to	159.864	15,641	2,500,500	3.95	0.75	to	0.75	1.82	to	1.82
	2023	157.014	to	157.014	15,970	2,507,479	3.63	0.75	to	0.75	3.60	to	3.60
	2022	151.557	to	151.557	16,050	2,432,513	0.61	0.75	to	0.75	(12.88)	to	(12.88)
	2021	173.956	to	173.956	509	88,550	3.38	0.75	to	0.75	6.61	to	6.61
	2020	163.163	to	163.163	524	85,534	1.61	0.75	to	0.75	9.81	to	9.81
LVIP American Century International Fund Standard Class II1
	2024	31.412	to	196.930	25,485	808,151	1.62	0.70	to	0.75	1.88	to	2.61
	2023	30.831	to	191.930	25,797	802,936	1.48	0.70	to	0.75	11.79	to	12.57
	2022	27.579	to	170.496	30,194	839,644	1.47	0.70	to	0.75	(25.28)	to	(24.75)
	2021	36.910	to	226.585	31,335	1,165,972	0.16	0.70	to	0.75	7.99	to	8.75
	2020	34.179	to	208.355	31,269	1,084,714	0.47	0.70	to	0.75	25.01	to	25.88
LVIP American Century Large Company Value Fund Service[1]
	2024	33.197	to	33.197	2,884	95,726	2.41	0.70	to	0.70	9.74	to	9.74
	2023	30.250	to	30.250	3,187	96,413	2.44	0.70	to	0.70	3.06	to	3.06
	2022	29.353	to	29.353	3,021	88,673	1.88	0.70	to	0.70	(1.15)	to	(1.15)
	2021	29.694	to	29.694	3,641	108,117	1.26	0.70	to	0.70	20.68	to	20.68
	2020	24.605	to	24.605	3,573	87,908	1.89	0.70	to	0.70	1.77	to	1.77
LVIP American Century Ultra Fund Service Class[1]
	2024	76.792	to	76.792	8,188	628,782	—	0.70	to	0.70	27.72	to	27.72
	2023	60.127	to	60.127	8,290	498,469	—	0.70	to	0.70	42.27	to	42.27
	2022	42.262	to	42.262	8,536	360,727	—	0.70	to	0.70	(32.93)	to	(32.93)
	2021	63.013	to	63.013	10,169	640,784	—	0.70	to	0.70	22.13	to	22.13
	2020	51.593	to	51.593	10,209	526,727	—	0.70	to	0.70	48.51	to	48.51
LVIP American Century Ultra Fund Standard Class II1
	2024	98.846	to	98.846	4,647	459,293	—	0.70	to	0.70	27.89	to	27.89
	2023	77.288	to	77.288	4,669	360,822	—	0.70	to	0.70	42.51	to	42.51
	2022	54.233	to	54.233	4,682	253,909	—	0.70	to	0.70	(32.85)	to	(32.85)
	2021	80.760	to	80.760	4,686	378,405	—	0.70	to	0.70	22.30	to	22.30
41

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
LVIP American Century Ultra Fund Standard Class II1 (Continued)
	2020	$66.033	to	$66.033	4,675	$308,705	—%	0.70%	to	0.70%	48.81%	to	48.81%
LVIP American Century Value Fund Standard Class II1
	2024	49.180	to	49.180	30,601	1,504,966	2.95	0.70	to	0.70	8.71	to	8.71
	2023	45.238	to	45.238	30,758	1,391,437	2.36	0.70	to	0.70	8.34	to	8.34
	2022	41.756	to	41.756	34,510	1,440,974	2.09	0.70	to	0.70	(0.16)	to	(0.16)
	2021	41.822	to	41.822	36,150	1,511,856	1.75	0.70	to	0.70	23.64	to	23.64
	2020	33.825	to	33.825	37,090	1,254,569	2.36	0.70	to	0.70	0.27	to	0.27
LVIP JPMorgan Mid Cap Value Fund - Standard Class
	2024	58.101	to	58.101	23,677	1,375,646	1.26	0.70	to	0.70	13.49	to	13.49
	2023	51.197	to	51.197	24,461	1,252,324	3.15	0.70	to	0.70	10.14	to	10.14
	2022	46.483	to	46.483	27,542	1,280,246	0.94	0.70	to	0.70	(8.80)	to	(8.80)
	2021	50.967	to	50.967	29,086	1,482,448	0.90	0.70	to	0.70	28.98	to	28.98
	2020	39.516	to	39.516	30,052	1,187,535	1.46	0.70	to	0.70	(0.33)	to	(0.33)
LVIP JPMorgan U.S. Equity Fund - Standard Class
	2024	85.718	to	85.718	13,489	1,156,247	0.52	0.70	to	0.70	23.12	to	23.12
	2023	69.624	to	69.624	13,702	954,009	1.58	0.70	to	0.70	26.28	to	26.28
	2022	55.136	to	55.136	13,890	765,853	0.53	0.70	to	0.70	(19.26)	to	(19.26)
	2021	68.289	to	68.289	14,713	1,004,738	0.73	0.70	to	0.70	28.44	to	28.44
	2020	53.168	to	53.168	15,766	838,256	0.78	0.70	to	0.70	24.39	to	24.39
Morningstar Aggressive Growth ETF Asset Allocation Class I
	2024	278.135	to	278.135	856	238,030	1.50	0.75	to	0.75	14.85	to	14.85
	2023	242.177	to	242.177	884	214,167	1.90	0.75	to	0.75	17.10	to	17.10
	2022	206.813	to	206.813	911	188,478	1.73	0.75	to	0.75	(12.92)	to	(12.92)
	2021	237.499	to	237.499	939	223,036	1.30	0.75	to	0.75	18.60	to	18.60
	2020	200.257	to	200.257	967	193,694	2.11	0.75	to	0.75	10.34	to	10.34
Morningstar Growth ETF Asset Allocation Class I
	2024	261.720	to	261.720	344	89,993	1.70	0.75	to	0.75	12.88	to	12.88
	2023	231.854	to	231.854	353	81,867	2.05	0.75	to	0.75	15.61	to	15.61
	2022	200.554	to	200.554	363	72,731	1.84	0.75	to	0.75	(12.96)	to	(12.96)
	2021	230.424	to	230.424	373	85,853	1.43	0.75	to	0.75	15.09	to	15.09
	2020	200.210	to	200.210	383	76,610	2.31	0.75	to	0.75	10.26	to	10.26
Neuberger Berman AMT Mid Cap Growth Portfolio Class I1
	2024	466.777	to	466.777	—	—	—	0.75	to	0.75	24.02	to	24.02
	2023	376.371	to	376.371	—	—	—	0.75	to	0.75	18.15	to	18.15
	2022	318.566	to	318.566	—	—	—	0.75	to	0.75	(28.73)	to	(28.73)
	2021	447.007	to	447.007	2,319	1,036,665	—	0.75	to	0.75	12.99	to	12.99
	2020	395.609	to	395.609	2,367	936,382	—	0.75	to	0.75	39.98	to	39.98
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I
	2024	303.527	to	303.527	118	35,815	0.72	0.75	to	0.75	8.82	to	8.82
	2023	278.928	to	278.928	121	33,800	1.05	0.75	to	0.75	11.00	to	11.00
42

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio Class I (Continued)
	2022	$251.283	to	$251.283	124	$31,274	0.60%	0.75%	to	0.75%	(9.75)%	to	(9.75)%
	2021	278.442	to	278.442	128	35,605	0.61	0.75	to	0.75	32.80	to	32.80
	2020	209.674	to	209.674	131	27,537	1.22	0.75	to	0.75	(2.62)	to	(2.62)
PIMCO All Asset Portfolio Admin
	2024	209.595	to	209.595	13,305	2,788,582	6.53	0.75	to	0.75	3.75	to	3.75
	2023	202.029	to	202.029	13,578	2,743,124	2.99	0.75	to	0.75	8.14	to	8.14
	2022	186.819	to	186.819	13,655	2,551,065	11.65	0.75	to	0.75	(11.84)	to	(11.84)
	2021	211.919	to	211.919	381	80,737	10.94	0.75	to	0.75	16.23	to	16.23
	2020	182.323	to	182.323	430	78,431	5.03	0.75	to	0.75	8.01	to	8.01
PIMCO All Asset Portfolio Advisor
	2024	21.363	to	21.363	1,822	38,923	6.31	0.70	to	0.70	2.85	to	2.85
	2023	20.771	to	20.771	1,812	37,634	2.84	0.70	to	0.70	7.27	to	7.27
	2022	19.364	to	19.364	1,799	34,837	7.59	0.70	to	0.70	(12.48)	to	(12.48)
	2021	22.126	to	22.126	1,782	39,430	10.91	0.70	to	0.70	15.23	to	15.23
	2020	19.201	to	19.201	1,766	33,902	4.89	0.70	to	0.70	7.15	to	7.15
PIMCO CommodityRealReturn Strat. Administrative Class
	2024	9.098	to	97.506	73,680	798,386	2.24	0.70	to	0.75	3.43	to	4.16
	2023	8.796	to	93.612	63,789	703,815	15.78	0.70	to	0.75	(8.50)	to	(7.85)
	2022	9.613	to	101.591	58,526	719,910	21.04	0.70	to	0.75	7.87	to	8.61
	2021	8.912	to	93.534	67,388	715,871	4.27	0.70	to	0.75	32.40	to	33.34
	2020	6.731	to	70.146	75,032	611,473	6.30	0.70	to	0.75	0.64	to	1.35
PIMCO Total Return Admin
	2024	174.998	to	174.998	408	71,459	4.04	0.75	to	0.75	2.53	to	2.53
	2023	170.674	to	170.674	420	71,709	3.57	0.75	to	0.75	5.93	to	5.93
	2022	161.116	to	161.116	432	69,652	2.39	0.75	to	0.75	(14.30)	to	(14.30)
	2021	187.999	to	187.999	5,035	946,563	1.82	0.75	to	0.75	(1.27)	to	(1.27)
	2020	190.410	to	190.410	5,142	979,116	2.12	0.75	to	0.75	8.65	to	8.65
Pioneer Bond VCT Class I
	2024	26.540	to	267.926	27,042	803,630	4.49	0.70	to	0.90	2.44	to	2.24
	2023	25.907	to	262.067	29,373	853,320	3.95	0.70	to	0.90	6.21	to	6.00
	2022	24.392	to	247.231	30,310	833,681	2.42	0.70	to	0.90	(14.80)	to	(14.97)
	2021	28.628	to	290.750	31,304	1,040,343	2.21	0.70	to	0.90	(0.32)	to	(0.52)
	2020	28.721	to	292.274	32,111	1,070,256	3.03	0.70	to	0.90	7.95	to	7.73
Pioneer Equity Income VCT Class I1
	2024	354.678	to	354.678	—	—	—	0.75	to	0.75	11.25	to	11.25
	2023	318.799	to	318.799	—	—	—	0.75	to	0.75	7.47	to	7.47
	2022	296.637	to	296.637	—	—	1.31	0.75	to	0.75	(7.75)	to	(7.75)
	2021	321.575	to	321.575	4,181	1,344,525	1.49	0.75	to	0.75	25.70	to	25.70
	2020	255.832	to	255.832	4,267	1,091,713	2.73	0.75	to	0.75	(0.04)	to	(0.04)

43

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Pioneer Equity Income VCT Class II
	2024	$39.617	to	$39.617	5,045	$199,865	1.94%	0.70%	to	0.70%	10.19%	to	10.19%
	2023	35.952	to	35.952	5,214	187,467	1.64	0.70	to	0.70	6.43	to	6.43
	2022	33.781	to	33.781	6,580	222,279	1.56	0.70	to	0.70	(8.58)	to	(8.58)
	2021	36.953	to	36.953	7,003	258,772	1.22	0.70	to	0.70	24.46	to	24.46
	2020	29.691	to	29.691	8,800	261,277	2.38	0.70	to	0.70	(0.96)	to	(0.96)
Pioneer Fund VCT Class I
	2024	65.644	to	851.583	81,953	6,684,811	0.72	0.70	to	0.90	21.79	to	21.55
	2023	53.898	to	700.605	83,470	5,606,068	0.88	0.70	to	0.90	28.03	to	27.78
	2022	42.097	to	548.298	87,510	4,577,606	0.65	0.70	to	0.90	(20.05)	to	(20.22)
	2021	52.657	to	687.221	97,246	6,417,355	0.32	0.70	to	0.90	27.09	to	26.84
	2020	41.433	to	541.817	99,673	5,226,496	0.77	0.70	to	0.90	23.41	to	23.17
Pioneer High Yield VCT Class II
	2024	23.601	to	23.601	3,894	91,916	5.53	0.70	to	0.70	7.75	to	7.75
	2023	21.904	to	21.904	4,182	91,605	5.32	0.70	to	0.70	10.22	to	10.22
	2022	19.873	to	19.873	4,937	98,107	4.82	0.70	to	0.70	(12.05)	to	(12.05)
	2021	22.597	to	22.597	5,216	117,867	4.87	0.70	to	0.70	4.71	to	4.71
	2020	21.581	to	21.581	5,513	118,972	5.15	0.70	to	0.70	1.27	to	1.27
Pioneer Mid Cap Value VCT Class I
	2024	54.399	to	632.220	25,702	1,524,609	1.88	0.70	to	0.90	10.16	to	9.94
	2023	49.382	to	575.077	26,116	1,412,002	1.95	0.70	to	0.90	11.67	to	11.45
	2022	44.220	to	515.990	28,901	1,391,385	2.08	0.70	to	0.90	(6.30)	to	(6.48)
	2021	47.192	to	551.766	30,167	1,554,197	0.95	0.70	to	0.90	28.76	to	28.51
	2020	36.650	to	429.363	30,673	1,230,323	1.23	0.70	to	0.90	1.43	to	1.22
Pioneer Select Mid Cap Growth VCT Class I
	2024	59.815	to	875.014	80,458	6,801,940	—	0.70	to	0.90	23.06	to	22.82
	2023	48.605	to	712.455	85,031	5,803,848	—	0.70	to	0.90	17.94	to	17.71
	2022	41.210	to	605.263	95,813	5,422,576	—	0.70	to	0.90	(31.54)	to	(31.68)
	2021	60.195	to	885.865	100,593	8,386,611	—	0.70	to	0.90	7.32	to	7.10
	2020	56.091	to	827.131	107,294	8,394,521	—	0.70	to	0.90	38.20	to	37.92
Pioneer Strategic Income VCT Class I
	2024	199.484	to	199.484	469	93,473	4.29	0.75	to	0.75	4.26	to	4.26
	2023	191.328	to	191.328	474	90,622	3.86	0.75	to	0.75	8.33	to	8.33
	2022	176.623	to	176.623	479	84,569	3.15	0.75	to	0.75	(12.69)	to	(12.69)
	2021	202.301	to	202.301	484	97,924	3.28	0.75	to	0.75	1.99	to	1.99
	2020	198.362	to	198.362	489	97,006	3.51	0.75	to	0.75	7.52	to	7.52
Pioneer Strategic Income VCT Class II
	2024	19.295	to	19.295	7,551	145,707	4.04	0.70	to	0.70	3.15	to	3.15
	2023	18.705	to	18.705	8,265	154,593	3.62	0.70	to	0.70	7.31	to	7.31
	2022	17.431	to	17.431	6,860	119,571	2.89	0.70	to	0.70	(13.45)	to	(13.45)
	2021	20.140	to	20.140	8,182	164,779	3.04	0.70	to	0.70	1.02	to	1.02
44

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Pioneer Strategic Income VCT Class II (Continued)
	2020	$19.937	to	$19.937	9,530	$189,981	3.27%	0.70%	to	0.70%	6.63%	to	6.63%
Templeton Developing Markets VIP Fund - Class 1
	2024	128.004	to	128.004	476	60,932	4.09	0.75	to	0.75	7.98	to	7.98
	2023	118.543	to	118.543	483	57,207	2.30	0.75	to	0.75	12.77	to	12.77
	2022	105.117	to	105.117	489	51,433	2.92	0.75	to	0.75	(21.70)	to	(21.70)
	2021	134.251	to	134.251	496	66,614	1.08	0.75	to	0.75	(5.51)	to	(5.51)
	2020	142.079	to	142.079	503	71,450	4.35	0.75	to	0.75	17.39	to	17.39
Templeton Developing Markets VIP Fund - Class 2
	2024	30.834	to	30.834	32,646	1,006,596	3.91	0.70	to	0.70	6.91	to	6.91
	2023	28.841	to	28.841	32,719	943,637	2.04	0.70	to	0.70	11.84	to	11.84
	2022	25.788	to	25.788	36,378	938,101	2.66	0.70	to	0.70	(22.53)	to	(22.53)
	2021	33.286	to	33.286	33,237	1,106,321	0.87	0.70	to	0.70	(6.40)	to	(6.40)
	2020	35.561	to	35.561	31,424	1,117,460	4.25	0.70	to	0.70	16.36	to	16.36
Templeton Global Bond VIP Fund - Class 1
	2024	145.273	to	145.273	622	90,388	—	0.75	to	0.75	(11.13)	to	(11.13)
	2023	163.463	to	163.463	633	103,475	—	0.75	to	0.75	3.19	to	3.19
	2022	158.403	to	158.403	644	102,000	—	0.75	to	0.75	(4.85)	to	(4.85)
	2021	166.474	to	166.474	655	109,068	—	0.75	to	0.75	(4.62)	to	(4.62)
	2020	174.545	to	174.545	666	116,292	8.47	0.75	to	0.75	(5.07)	to	(5.07)
Templeton Global Bond VIP Fund - Class 2
	2024	14.976	to	14.976	3,352	50,206	—	0.70	to	0.70	(11.99)	to	(11.99)
	2023	17.017	to	17.017	3,355	57,095	—	0.70	to	0.70	2.17	to	2.17
	2022	16.656	to	16.656	5,113	85,156	—	0.70	to	0.70	(5.61)	to	(5.61)
	2021	17.646	to	17.646	5,650	99,701	—	0.70	to	0.70	(5.66)	to	(5.66)
	2020	18.704	to	18.704	7,050	131,863	8.76	0.70	to	0.70	(5.94)	to	(5.94)
Templeton Growth VIP Fund - Class 1
	2024	178.473	to	178.473	482	85,948	1.16	0.75	to	0.75	5.70	to	5.70
	2023	168.843	to	168.843	491	82,854	3.50	0.75	to	0.75	21.23	to	21.23
	2022	139.270	to	139.270	500	69,623	0.51	0.75	to	0.75	(11.32)	to	(11.32)
	2021	157.048	to	157.048	509	80,007	1.34	0.75	to	0.75	5.26	to	5.26
	2020	149.201	to	149.201	678	101,136	3.21	0.75	to	0.75	5.99	to	5.99
Templeton Growth VIP Fund - Class 2
	2024	24.697	to	24.697	6,473	159,857	0.94	0.70	to	0.70	4.67	to	4.67
	2023	23.596	to	23.596	6,456	152,330	3.32	0.70	to	0.70	20.17	to	20.17
	2022	19.636	to	19.636	6,543	128,476	0.15	0.70	to	0.70	(12.12)	to	(12.12)
	2021	22.344	to	22.344	7,940	177,404	1.10	0.70	to	0.70	4.14	to	4.14
	2020	21.456	to	21.456	7,673	164,620	3.01	0.70	to	0.70	5.06	to	5.06
Vanguard Balanced
	2024	11.628	to	361.080	42,064	489,142	1.34	—	to	0.75	14.80	to	14.80
	2023	10.129	to	314.523	5,532	56,029	1.21	—	to	0.75	14.32	to	14.33
45

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Vanguard Balanced (Continued)
	2022	$8.860	to	$275.111	599	$5,306	1.88%	—%	to	0.75%	(14.30)%	to	(14.30)%
	2021	10.338	to	321.024	4,570	1,343,542	1.77	—	to	0.75	3.38	to	19.02
	2020	269.732	to	269.732	4,258	1,148,650	2.69	0.75	to	0.75	10.68	to	10.68
Vanguard Conservative Allocation
	2024	10.274	to	10.274	1,729	17,770	2.04	—	to	—	7.49	to	7.49
	2023	9.558	to	9.558	883	8,438	—	—	to	—	12.50	to	12.50
	2022	8.496	to	8.496	—	—	2.84	—	to	—	(14.90)	to	(14.90)
	2021	9.983	to	9.983	406	4,032	—	—	to	—	(0.17)	to	(0.17)
Vanguard Diversified Value
	2024	12.802	to	12.802	26,829	343,472	1.26	—	to	—	14.89	to	14.89
	2023	11.143	to	11.143	18,099	201,683	1.15	—	to	—	20.13	to	20.13
	2022	9.276	to	9.276	9,607	89,118	0.53	—	to	—	(11.49)	to	(11.49)
	2021	10.480	to	10.480	389	4,001	—	—	to	—	4.80	to	4.80
Vanguard Equity Income
	2024	425.845	to	425.845	453	192,852	2.84	0.75	to	0.75	15.12	to	15.12
	2023	369.911	to	369.911	458	169,333	2.67	0.75	to	0.75	8.10	to	8.10
	2022	342.200	to	342.200	463	158,352	2.55	0.75	to	0.75	(0.66)	to	(0.66)
	2021	344.479	to	344.479	468	161,156	1.92	0.75	to	0.75	25.33	to	25.33
	2020	274.865	to	274.865	473	129,913	2.80	0.75	to	0.75	3.25	to	3.25
Vanguard Equity Index
	2024	28.191	to	544.692	1,103,284	31,235,845	1.31	—	to	0.75	24.84	to	24.84
	2023	22.581	to	436.309	1,167,714	26,476,721	1.41	—	to	0.75	26.11	to	26.11
	2022	17.906	to	345.963	1,202,049	21,610,035	1.38	—	to	0.75	(18.23)	to	(18.23)
	2021	21.897	to	423.088	1,248,095	29,897,133	1.17	—	to	0.75	28.55	to	28.55
	2020	17.034	to	329.126	1,133,048	21,375,885	1.21	—	to	0.75	18.20	to	18.20
Vanguard High Yield Bond
	2024	10.801	to	252.869	12,887	246,536	5.23	—	to	0.75	6.46	to	6.45
	2023	10.146	to	237.550	10,063	204,040	4.88	—	to	0.75	11.67	to	11.67
	2022	9.086	to	212.733	9,629	179,769	4.92	—	to	0.75	(9.37)	to	(9.36)
	2021	10.025	to	234.708	852	111,465	4.03	—	to	0.75	0.25	to	3.68
	2020	226.381	to	226.381	463	104,771	5.49	0.75	to	0.75	5.67	to	5.67
Vanguard International
	2024	240.801	to	240.801	911	219,440	1.19	0.75	to	0.75	9.01	to	9.01
	2023	220.894	to	220.894	923	203,888	1.52	0.75	to	0.75	14.65	to	14.65
	2022	192.662	to	192.662	935	180,126	1.34	0.75	to	0.75	(30.12)	to	(30.12)
	2021	275.707	to	275.707	947	261,160	0.28	0.75	to	0.75	(1.54)	to	(1.54)
	2020	280.025	to	280.025	1,277	357,523	1.18	0.75	to	0.75	57.58	to	57.58
Vanguard Mid-Cap Index
	2024	11.119	to	437.799	452,464	9,459,057	1.36	—	to	0.75	15.08	to	15.08
	2023	9.662 [5]	to	380.445	446,661	8,167,787	1.39	—	to	0.75	15.84 [5]	to	15.83
46

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
Vanguard Mid-Cap Index (Continued)
	2022	$ 8.341 [5]	to	$328.451	433,693	$6,891,635	1.15%	—%	to	0.75%	(18.82)%	to	(18.82)%
	2021	10.275 [5]	to	404.599	420,479	9,079,414	1.08	—	to	0.75	2.75 [5]	to	24.36
	2020	15.788	to	325.356	410,860	7,164,300	1.13	—	to	0.75	18.08	to	18.07
Vanguard Real Estate Index
	2024	11.416	to	272.205	6,921	190,728	3.13	0.70	to	0.75	4.01	to	4.74
	2023	10.976	to	259.878	6,945	186,371	1.68	0.70	to	0.75	9.76	to	11.70
	2022	232.661	to	232.661	171	39,758	1.91	0.75	to	0.75	(26.30)	to	(26.30)
	2021	315.670	to	315.670	176	55,442	1.92	0.75	to	0.75	40.21	to	40.21
	2020	225.148	to	225.148	230	51,806	2.59	0.75	to	0.75	(4.85)	to	(4.85)
Vanguard Small Company Growth
	2024	446.466	to	446.466	78	34,769	0.54	0.75	to	0.75	11.38	to	11.38
	2023	400.847	to	400.847	80	32,062	0.41	0.75	to	0.75	19.65	to	19.65
	2022	335.028	to	335.028	82	27,532	0.27	0.75	to	0.75	(25.35)	to	(25.35)
	2021	448.810	to	448.810	84	37,908	0.37	0.75	to	0.75	14.22	to	14.22
	2020	392.945	to	392.945	87	34,091	0.65	0.75	to	0.75	23.18	to	23.18
Vanguard Total Bond Market Index
	2024	9.186	to	156.213	34,692	322,975	2.35	—	to	0.75	1.23	to	1.24
	2023	9.074	to	154.295	26,010	240,343	2.38	—	to	0.75	5.59	to	5.58
	2022	8.594	to	146.143	22,406	196,773	0.74	—	to	0.75	(13.22)	to	(13.21)
	2021	9.903	to	168.394	431	9,248	1.19	—	to	0.75	(0.97)	to	(1.72)
	2020	171.336	to	171.336	32	5,526	2.44	0.75	to	0.75	7.58	to	7.58
Vanguard Total International Stock Market Index
	2024	9.889	to	9.889	36,227	358,234	2.63	—	to	—	5.06	to	5.06
	2023	9.413	to	9.413	29,636	278,952	2.68	—	to	—	15.55	to	15.55
	2022	8.146	to	8.146	24,486	199,479	0.54	—	to	—	(16.02)	to	(16.02)
	2021	9.700	to	9.700	402	3,859	—	—	to	—	(3.00)	to	(3.00)
Vanguard Total Stock Market Index
	2024	12.999	to	527.253	1,222,644	32,601,968	1.23	—	to	0.75	23.71	to	23.71
	2023	10.508 [5]	to	426.189	1,246,791	26,946,437	1.14	—	to	0.75	25.95	to	25.95
	2022	8.343 [5]	to	338.378	1,350,193	23,243,038	1.33	—	to	0.75	(19.59)	to	(19.59)
	2021	10.375 [5]	to	420.824	1,288,085	27,794,503	1.18	—	to	0.75	3.75 [5]	to	25.64
	2020	17.118	to	334.952	1,302,359	22,372,716	1.40	—	to	0.75	20.56	to	20.55
Voya Global High Dividend Low Volatility Portfolio - Class S
	2024	36.802	to	457.949	2,288	455,755	2.53	0.70	to	0.90	11.89	to	11.66
	2023	32.892	to	410.115	2,425	411,120	2.73	0.70	to	0.90	5.69	to	5.48
	2022	31.121	to	388.819	2,511	392,447	2.48	0.70	to	0.90	(5.78)	to	(5.96)
	2021	33.029	to	413.472	2,697	465,189	2.31	0.70	to	0.90	19.73	to	19.49
	2020	27.587	to	346.045	2,937	410,921	2.26	0.70	to	0.90	(1.78)	to	(1.98)
VY JPMorgan Emerging Markets Equity Portfolio Initial
	2024	40.890	to	327.739	1,898	555,346	1.05	0.70	to	0.90	1.43	to	1.22
47

Symetra Separate Account SL
Notes to Financial Statements
6. ACCUMULATION UNIT VALUES (continued)

		As of December 31,					For the year ended December 31,
Sub-Account	Year Ended	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Units Outstanding	Net Assets	Net Investment Income Ratio[2]	Expense Ratio Lowest to Highest[3]			Total Return Corresponding to Lowest to Highest Total Expense Ratio[4]
VY JPMorgan Emerging Markets Equity Portfolio Initial (Continued)
	2023	$40.315	to	$323.783	1,985	$535,878	1.94%	0.70%	to	0.90%	6.07%	to	5.86%
	2022	38.009	to	305.874	2,117	529,731	—	0.70	to	0.90	(26.41)	to	(26.56)
	2021	51.650	to	416.476	2,107	682,168	—	0.70	to	0.90	(10.47)	to	(10.65)
	2020	57.692	to	466.128	2,261	746,411	0.62	0.70	to	0.90	32.81	to	32.54
Wanger Acorn
	2024	77.701	to	77.701	4,371	339,594	—	0.70	to	0.70	13.38	to	13.38
	2023	68.533	to	68.533	4,768	326,737	—	0.70	to	0.70	20.89	to	20.89
	2022	56.690	to	56.690	5,706	323,501	—	0.70	to	0.70	(33.93)	to	(33.93)
	2021	85.800	to	85.800	5,999	514,690	0.74	0.70	to	0.70	8.14	to	8.14
	2020	79.341	to	79.341	6,703	531,866	—	0.70	to	0.70	23.36	to	23.36
1Reference Note 1 of the financial statements for additional information pertaining to this sub-account.
2These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Mutual Fund, net of management fees assessed by the Mutual Fund manager, divided by the trading days’ average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the Unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Mutual Fund in which the sub-accounts invest.
3These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges and asset related administration charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to Unit values. Charges made directly to contract owner accounts through the redemption of Units and expenses of the underlying Mutual Fund are excluded.
4These amounts represent the total return for the periods indicated, including changes in the value of the underlying Mutual Funds, and reflect deductions for all items included in the expense ratio with the exception of Mutual Fund reorganization. Mutual Funds that have reorganized during the year present information through the time of reorganization. The total return ratio does not include any expenses assessed through the redemption of Units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the effective commencement date through the end of the reporting period.
5 These amounts have been corrected from those presented in prior period financial statements.
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Symetra Separate Account SL
Notes to Financial Statements
7.SUBSEQUENT EVENTS
The Separate Account has evaluated subsequent events through April 23, 2025, the date which the Separate Account’s financial statements were available to be issued.

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